                                                            File Number 33-85496

                       SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549


                                    FORM S-6


                       POST-EFFECTIVE AMENDMENT NUMBER 1


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                MINNESOTA MUTUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                                (Name of Trust)


                  The Minnesota Mutual Life Insurance Company
                                  (Depositor)


            400 Robert Street North, St. Paul, Minnesota  55101-2098
                   (Depositor's Principal Executive Offices)


                              Dennis E. Prohofsky
             Senior Vice President, General Counsel and Secretary
                  The Minnesota Mutual Life Insurance Company
                            400 Robert Street North
                        St. Paul, Minnesota  55101-2098
                              (Agent for Service)

                                    Copy to:
                             J. Sumner Jones, Esq.
                             Jones & Blouch L.L.P.
                        1025 Thomas Jefferson St., N.W.
                                 Suite 405 West
                             Washington, D.C. 20007


IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (check appropriate box)
  ___ immediately upon filing pursuant to paragraph (b) of Rule 485
  ___ on (date) pursuant to paragraph (b) of Rule 485
  ___ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
   X  on May 1, 1996 pursuant to paragraph (a)(1) of Rule 485
  ---

IF APPROPRIATE, CHECK THE FOLLOWING BOX:

  ___ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Pursuant to Regulation 270.24f-2 under the Investment Company Act of 1940, Registrant has previously elected to register an indefinite number of its common shares under the Securities Act of 1933. The Rule 24f-2 Notice for Registrant's most recent fiscal year was filed on or before February 29, 1996.

                                MINNESOTA MUTUAL
                        VARIABLE UNIVERSAL LIFE ACCOUNT

                                       OF

                  THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY

                            CROSS REFERENCE TO ITEMS
                            REQUIRED BY FORM N-8B-2

N-8B-2 Item    Caption in Prospectus

   1.          Cover Page

   2. Cover Page; General Descriptions, The Minnesota Mutual Life Insurance Company, Variable Universal Life Account

   3.          Not Applicable

   4.          Distribution of Policies

   5.          General Descriptions, Variable Universal Life Account

   6.          General Descriptions, Variable Universal Life Account

   7.          General Descriptions, Variable Universal Life Account

   8.          Financial Statements

   9.          Legal Proceedings

   10. Summary; Detailed Information About the Variable Universal Life Insurance Policy; Charges; Voting Rights

   11. Summary; Detailed Information About the Variable Universal Life Insurance Policy; General Descriptions, MIMLIC Series Fund, Inc., Fidelity Variable Insurance Fund, and Fidelity Variable Insurance Fund II

   12. Summary; Detailed Information About the Variable Universal Life Insurance Policy; General Descriptions, MIMLIC Series Fund, Inc., Fidelity Variable Insurance Fund, and Fidelity Variable Insurance Fund II

   13. Detailed Information About the Variable Universal Life Insurance Policy; Charges

   14. Detailed Information About the Variable Universal Life Insurance Policy; Applications and Policy Issue

   15. Detailed Information About the Variable Universal Life Insurance Policy; Policy Premiums

   16.         Account Values

   17. Summary; Detailed Information About the Variable Universal Life Insurance Policy; Account Values

   18. General Descriptions, MIMLIC Series Fund, Inc., Fidelity Variable Insurance Products Fund, and Fidelity Variable Insurance Products Fund II

   19.         General Matters Relating to the Policy

   20.         Not Applicable

   21.         Account Values; Policy Loans

   22.         Not Applicable

   23.         Not Applicable

   24. General Matters Relating to the Policy; General Provisions of the Group Contract

   25.         General Descriptions, The Minnesota Mutual Life Insurance Company

   26.         Not Applicable

   27.         General Descriptions, The Minnesota Mutual Life Insurance Company

   28.         Trustees and Principal Officers of Minnesota Mutual

   29.         General Descriptions, The Minnesota Mutual Life Insurance Company

   30.         Not Applicable

   31.         Not Applicable

   32.         Not Applicable

   33.         Not Applicable

   34.         Not Applicable

   35.         General Descriptions, The Minnesota Mutual Life Insurance Company

   36.         Not Applicable

   37.         Not Applicable

   38.         Distribution of Policies

   39.         Distribution of Policies

   40.         Not Applicable

   41.         Distribution of Policies

   42.         Not Applicable

   43.         Not Applicable

   44. Detailed Information About the Variable Universal Life Insurance Policy; Policy Values

   45.         Not Applicable

   46.         Not Applicable

   47. Detailed Information About the Variable Universal Life Insurance Policy; Policy Loans; Surrender

   48.         Not Applicable

   49.         Not Applicable

   50.         General Descriptions, Variable Universal Life Account

   51. Summary; Detailed Information About the Variable Universal Life Insurance Policy; Policy Charges

   52.         Summary; General Descriptions, Variable Universal Life Account;
               MIMLIC Series Fund, Inc.; Fidelity Variable Insurance Products Fund; Fidelity Variable Insurance Products Fund II

   53.         Federal Tax Status

   54.         Not Applicable

   55.         Not Applicable

   56.         Not Applicable

   57.         Not Applicable

   58.         Not Applicable

   59.         Financial Statements

  PROSPECTUS

  MINNESOTA MUTUAL VARIABLE
     UNIVERSAL LIFE ACCOUNT






                                     LOGO
Variable Universal Life Insurance Policy

This prospectus describes Variable Universal Life Insurance Policies issued by The Minnesota Mutual Life Insurance Company ("Minnesota Mutual") which are designed for use in group-sponsored insurance programs. In circumstances where a group contract is issued, certificates setting forth or summarizing the rights of the owners and/or insureds will be issued under the group contract. Individual policies can also be issued in connection with group-sponsored insurance programs in circumstances where a group contract is not issued. The terms of the certificate issued under a group contract and the individual policy are substantially the same and are collectively referred to in this prospectus as "policy" or "policies." If rights of an owner of an individual policy differ from those of an owner of a group contract, those rights will be disclosed separately.

The policies are designed to provide life insurance protection to age 95 and at the same time provide flexibility to vary premium payments under the policies. This flexibility allows the owner to provide for changing insurance needs under a single insurance policy. An owner also has the opportunity to allocate net premiums among several investment portfolios with different investment objectives.

The policy provides for (1) a net cash value that can be obtained by surrendering the policy; (2) policy loans; and (3) a death benefit payable at the insured's death. As long as a policy remains in force and there are no outstanding policy loans, the death benefit payable on the insured's death will not be less than the current face amount of the policy. The insurance under a policy will remain in force so long as its net cash value is sufficient to pay certain monthly charges imposed in connection with the policy. All charges assessed under the policy are fully described under the
heading "Charges" on page    of this prospectus. The policy also contains a
cancellation right which is fully described under the heading "Free Look" on
page    of this prospectus.

The owner may allocate net premiums to one or more of the sub-accounts of a separate account of Minnesota Mutual called the Variable Universal Life Account (herein "separate account"). Net premiums may also be allocated to a guaranteed account of Minnesota Mutual. To the extent of the investment of a policy in the separate account, the account value will vary with the investment experience of the sub-accounts of the separate account. There is no guaranteed minimum value associated with the separate account and its sub-accounts.

The separate account, through its sub-accounts, invests its assets in shares of MIMLIC Series Fund, Inc., Fidelity's Variable Insurance Products Fund, and Fidelity's Variable Insurance Products Fund II (the "Funds"). The MIMLIC Series Fund, Inc. has fourteen Portfolios which are available to the Variable Universal Life Account. They are: the Growth Portfolio, the Bond Portfolio, the Money Market Portfolio, the Asset Allocation Portfolio, the Mortgage Securities Portfolio, the Index 500 Portfolio, the Capital Appreciation Portfolio, the International Stock Portfolio, the Small Company Portfolio, the Value Stock Portfolio, and the Maturing Government Bond Portfolios (of which four are available).

Fidelity's Variable Insurance Products Fund has two Portfolios which are available to the Variable Universal Life Account. They are the High Income Portfolio and the Equity-Income Portfolio. Fidelity's Variable Insurance Products Fund II has one Portfolio which is available to the Variable Universal Life Account. It is the Contrafund Portfolio. There is no guaranteed minimum value associated with the separate account and its sub-accounts.

It may not be advantageous to purchase a policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns another flexible premium variable life insurance policy.

THIS PROSPECTUS IS NOT VALID UNLESS ATTACHED TO A CURRENT PROSPECTUS OF MIMLIC SERIES FUND, INC., AND UNLESS ACCOMPANIED OR PRECEDED BY THE CURRENT PROSPECTUS FOR FIDELITY'S VARIABLE INSURANCE PRODUCTS FUNDS. THIS PROSPECTUS SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Minnesota Mutual Life Insurance Company
400 Robert Street North, St. Paul, Minnesota 55101-2098
(612) 298-3500

Dated: May 1, 1996

                                                TABLE OF CONTENTS

                                                                            Page
Special Terms..............................................................   2
Summary....................................................................   4
Condensed Financial Information............................................  10
General Descriptions.......................................................  11
  The Minnesota Mutual Life Insurance Company..............................  11
  Variable Universal Life Account..........................................  11
  MIMLIC Series Fund, Inc..................................................  11
  Fidelity Variable Insurance Products Funds...............................  12
  Additions, Deletions or Substitutions....................................  12
  Selection of Sub-Accounts................................................  13
  The Guaranteed Account...................................................  13
    General Description....................................................  13
    Guaranteed Account Value...............................................  14
Information About the Policy...............................................  14
  Applications and Policy Issue............................................  14
  Policy Premiums..........................................................  14
  Death Benefit............................................................  16
  Change in Face Amount....................................................  17
  Payment of Death Benefit Proceeds........................................  17
  Account Values...........................................................  18
  Policy Loans.............................................................  20
  Surrender and Partial Surrender..........................................  21
  Transfers................................................................  22
  Dollar Cost Averaging....................................................  22
  Free Look................................................................  23
  Conversion Right to an Individual Policy.................................  23
  Continuation of Group Coverage...........................................  23
  Charges..................................................................  24
    Premium Expense Charges................................................  24
    Monthly Deduction......................................................  25
    Partial Surrender Transaction Charge...................................  26
    Separate Account Charges...............................................  26
  Additional Benefits......................................................  27
  General Matters Relating to the Policy...................................  27
  General Provisions of the Group Contract.................................  30
Other Matters..............................................................  31
  Federal Tax Status.......................................................  31
  Trustees and Principal Officers of Minnesota Mutual......................  35
  Voting Rights............................................................  36
  Distribution of Policies.................................................  36
  Legal Matters............................................................  37
  Legal Proceedings........................................................  37
  Experts..................................................................  37
  Registration Statement...................................................  37
Financial Statements of Minnesota Mutual Variable Universal Life Account...  40
Financial Statements of The Minnesota Mutual Life Insurance Company........  48
Appendix I -Illustrations of Account Values and Death Benefits.............  64
Appendix II -Policy Loan Example...........................................  73
Appendix III-Advisory Fees and Portfolio Expenses..........................  74

             SPECIAL TERMS
As used in this prospectus, the following terms have the indicated meanings:
ACCOUNT VALUE: The sum of the separate account value, guaranteed account value and loan account value.
ATTAINED AGE: The issue age of the insured plus the number of completed policy years.
BENEFICIARY: The person(s) named in an application for insurance or by later designation to receive policy proceeds in the event of the insured's death. A beneficiary may be changed as set forth in the policy and this prospectus.
CERTIFICATE: A document issued to the owner of a policy issued under a group contract setting forth or summarizing the owner's rights and benefits.
CODE: The Internal Revenue Code of 1986, as amended.
CONTRACTHOLDER: The entity that is issued a group contract.
ELIGIBLE MEMBER: A member of the group seeking insurance who meets the requirements stated on the specification pages of the group contract or policy to be an owner and/or insured of a policy under the group-sponsored program.

FACE AMOUNT: The minimum amount of death benefit proceeds paid upon the death of the insured, so long as the policy remains in force and there are no outstanding policy loans. The face amount is shown on the specifications page attached to the policy.

FUNDS: The mutual fund or separate investment portfolio within a series mutual fund which we have designated as an eligible investment for the Variable Universal Life Account, currently, MIMLIC Series Fund, Inc. and its Portfolios, Fidelity's Variable Insurance Products Fund and its Portfolios, and Fidelity's Variable Insurance Products Fund II and its Portfolios.
GENERAL ACCOUNT: All of our assets other than those in the Variable Universal Life Account or in other separate accounts established by us.
GROUP CONTRACT: A Variable Universal Life Insurance Policy issued to the contractholder.
GROUP SPONSOR: The employer, association or organization that is sponsoring a program of insurance for the group members.
GUARANTEED ACCOUNT: Assets other than the loan account value that are attributable to a policy and held in our general account.
GUARANTEED ACCOUNT VALUE: The sum of all net premiums and transfers allocated to the guaranteed account and interest and dividends declared thereon, minus amounts transferred to the separate account or removed in connection with a partial surrender or policy loan and minus charges assessed against the guaranteed account value.
INDIVIDUAL INSURANCE: Insurance provided under a group contract or under an individual policy issued in connection with a group-sponsored insurance program on a group member or a member's spouse.
INSURED: The person whose life is covered by life insurance under a policy. This term may include a group member and a member's spouse.
ISSUE AGE: The insured's age at his or her last birthday as of the issue date. ISSUE DATE: The effective date of an insured's coverage under a policy.
LOAN ACCOUNT: The portion of the general account attributable to policy loans under policies of this type.
LOAN ACCOUNT VALUE: Assets held in our general account as collateral for outstanding policy loans under a policy, together with accrued interest. MATURITY DATE: The 95th birthday of the insured.
MEMBER: An individual belonging to the group seeking insurance.
MONTHLY ANNIVERSARY: The first day of each calendar month on, or following, the issue date.
NET CASH VALUE: The account value of a policy less any outstanding policy loans and accrued policy loan interest charged and less any charges due. It is the amount an owner may obtain through surrender of the policy.

OWNER: The owner of a policy, as designated in the application or as subsequently changed. An owner may be changed as set forth in the policy and this prospectus.
POLICY: Either the certificate or the individual policy offered by us and described in this prospectus.

POLICY ANNIVERSARY: The same day and month in each succeeding year as the policy date, or the same day and month in each succeeding year as the date agreed to between the contractholder and us. The policy anniversary is shown on the specifications page attached to the policy.
POLICY DATE: The first day of the calendar month on, or following, the issue date. This is the date from which policy years and policy months are measured. POLICY MONTH: A calendar month.
POLICY YEAR: A period of one year measured from the policy date and from each successive policy anniversary.

SEPARATE ACCOUNT: The Minnesota Mutual Variable Universal Life Account, a separate investment account with seventeen "sub-accounts" (each investing in a different Portfolio of the Funds), the investment experience of each of which is separate from that of our general account and our other assets.
SEPARATE ACCOUNT VALUE: The sum of all sub-account values.

SERIES FUND: the MIMLIC Series Fund, Inc., a mutual fund of the series type which is an investment alternative for the Variable Universal Life Account.

SUB-ACCOUNT VALUE: The number of units of a sub-account credited to a policy times the current unit value for that sub-account.
UNIT: An accounting device used to determine the interest of a policy in a sub-account of the Variable Universal Life Account.
VALUATION DATE: Each date on which a Fund Portfolio is valued.
VALUATION PERIOD: The period between successive valuation dates measured from the time of one determination to the next.

VIP: Fidelity's Variable Insurance Products Fund, a mutual fund of the series type which is an investment alternative of the Variable Universal Life Account.

VIP II: Fidelity's Variable Insurance Products Fund II, a mutual fund of the series type which is an investment alternative of the Variable Universal Life Account.
WE, OUR, US: The Minnesota Mutual Life Insurance Company.

             SUMMARY

  The following summary is designed to answer certain general questions concerning the policy and to give a brief overview of the more significant policy features. This summary is not comprehensive and is qualified in its entirety by the more specific information contained elsewhere in this prospectus. Definitions of unfamiliar terms are provided on the preceding pages under the heading "Special Terms".

WHAT IS A UNIVERSAL LIFE INSURANCE POLICY?
  A Universal Life Insurance Policy is an adjustable benefit life insurance policy which allows for the accumulation of cash values while the policy's life insurance coverage remains in force and which permits the flexible payment of premiums. An adjustable benefit policy has a stated face amount of insurance payable in the event of the death of the insured, which is supported by the deduction of specified monthly charges from the cash values. However, this amount of insurance may be increased or decreased by the owner of the policy, without the necessity of issuing a new policy for that owner. There are limitations to these changes and we may require evidence of insurability before requested increases go into effect. In addition, the coverage for an insured is provided without specifying the frequency and amount of each premium payment (as is the practice for scheduled premium life insurance policies). The time and amount of the payment of premium may be determined by the owner and the life insurance coverage will remain in force for an insured so long as monthly charges may be deducted from the existing balance in the policy's net cash values. Subject to restrictions described herein, an owner may also make payments in excess of that minimum amount required to keep a policy in force. If cash values are insufficient for the payment of the required monthly charges, then a premium payment is required or the life insurance coverage provided to the owner by the policy will lapse.
  A Universal Life Insurance Policy is intended for the use of persons who wish to combine both life insurance and the accumulation of cash values. Such a policy may be inappropriate for individuals seeking life insurance protection which is the equivalent of term-type coverage.

WHAT MAKES THE POLICY "VARIABLE"?

  The policy is termed "variable" because unlike a universal life contract which provides for the accumulation of contract values at fixed rates determined by the insurance company, variable universal life insurance contract values may be invested in a separate account of ours called the Minnesota Mutual Variable Universal Life Account ("separate account"), the sub-accounts of which invest in corresponding Portfolios of the Funds. Thus, the owner's account value, to the extent invested in the sub-account of the separate account, will vary with the positive or negative investment experience of the corresponding Portfolios of the Funds.
  The account values of the policies, to the extent invested in sub-accounts of the separate account, have no guaranteed minimum account value. Therefore, the owner bears the risk that adverse investment performance may depreciate the owner's investment in the policy. At the same time, the policy offers the owner the opportunity to have the account value appreciate more rapidly than it would under comparable fixed benefit contracts by virtue of favorable investment performance. In addition, under some policies, the death benefit will also increase and decrease (but not below the guaranteed amount) with investment experience.

  Owners seeking the traditional insurance protections of a guaranteed account value may allocate net premiums to the policy's guaranteed account option which provides for guaranteed accumulation at a fixed rate of interest. Additional information on this option may be found under the heading "The
Guaranteed Account" on page    of this prospectus.

WHAT VARIABLE INVESTMENT OPTIONS ARE AVAILABLE?

  The separate account invests in seventeen Portfolios of the Funds. These offer owners the opportunity to invest in stocks, bonds, mortgage securities and money market instruments. Owners who wish
4
to actively manage the investment of their account values may direct their funds to the Growth, Bond, Money Market, Mortgage Securities, Index 500, Capital Appreciation, International Stock, Small Company, Value Stock, Asset Allocation, and Maturing Government Bond (of which there are four) Portfolios of the Series Fund, the High Income and Equity-Income Portfolios of VIP, and the Contrafund Portfolio of VIP II. The Asset Allocation Portfolio of the Series Fund offers owners the opportunity to have the Series Fund's investment adviser make all decisions concerning the percentages of assets that should be invested in different types of securities at any given time.

  The investment objectives and certain policies of the Portfolios of the Series Fund are as follows:

   The GROWTH PORTFOLIO seeks the long-term accumulation of capital. Current income, while a factor in Portfolio selection, is a secondary objective. The Growth Portfolio will invest primarily in common stocks and other equity securities. Common stocks are more volatile than debt securities and involve greater investment risk.
   The BOND PORTFOLIO seeks as high a level of long-term total rate of return as is consistent with prudent investment risk. A secondary objective is to seek preservation of capital. The Bond Portfolio will invest primarily in long-term, fixed-income, high-quality debt instruments. The value of debt securities will tend to rise and fall inversely with the rise and fall of interest rates.
   The MONEY MARKET PORTFOLIO seeks maximum current income to the extent consistent with liquidity and the preservation of capital. The Money Market Portfolio will invest in money market instruments and other debt securities with maturities not exceeding one year. The return produced by these securities will reflect fluctuations in short-term interest rates.
   The ASSET ALLOCATION PORTFOLIO seeks as high a level of long-term total rate of return as is consistent with prudent investment risk. The Asset Allocation Portfolio will invest in common stocks and other equity securities, bonds and money market instruments. The Asset Allocation Portfolio involves the risks inherent in stocks and debt securities of varying maturities and the risk that the Portfolio may invest too much or too little of its assets in each type of security at any particular time.
   The MORTGAGE SECURITIES PORTFOLIO seeks a high level of current income consistent with prudent investment risk. In pursuit of this objective the Mortgage Securities Portfolio will follow a policy of investment primarily in mortgage-related securities. Prices of mortgage-related securities will tend to rise and fall inversely with the rise and fall of the general level of interest rates.
   The INDEX 500 PORTFOLIO seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard & Poor's Corporation 500 Composite Stock Price Index (the "Index"). It is designed to provide an economical and convenient means of maintaining a broad position in the equity market as part of an overall investment strategy. All common stocks, including those in the Index, involve greater investment risk than debt securities. The fact that a stock has been included in the Index affords no assurance against declines in the price or yield performance of that stock.
   The CAPITAL APPRECIATION PORTFOLIO seeks growth of capital. The Portfolio will invest principally in equity securities (common stocks, securities convertible into common stocks or rights or warrants to subscribe for or purchase common stocks). Investments will be made based upon their potential for capital appreciation. Therefore, current income will be incidental to the objective of capital growth. Because of the market risks inherent in any equity investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value.
   The INTERNATIONAL STOCK PORTFOLIO seeks long-term capital growth. In pursuit of this objective the International Stock Portfolio will follow a policy of investing in stocks issued by companies, large and small, and debt obligations of companies and governments outside the United States. Current income will be incidental to the objective of capital growth. The Portfolio is designed for persons seeking
5
 international diversification. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.
   The SMALL COMPANY PORTFOLIO seeks long-term accumulation of capital. In pursuit of this objective, the Small Company Portfolio will follow a policy of investing primarily in common and preferred stocks issued by small companies, defined in the terms of either market capitalization or gross revenues. Investments in small companies usually involve greater investment risks than fixed income securities or corporate equity securities generally. Small companies will typically have a market capitalization of less than $1.5 billion or annual gross revenues of less than $1.5 billion.
   The VALUE STOCK PORTFOLIO seeks the long-term accumulation of capital. The production of income through the holding of dividend paying stocks will be a secondary objective of the Portfolio. The Value Stock Portfolio will invest primarily in equity securities of companies which, in the opinion of the Portfolio's investment adviser, have market values which appear low relative to their underlying value or future earnings and growth potential.

   The MATURING GOVERNMENT BOND PORTFOLIOS seeks to provide as high an investment return as is consistent with prudent investment risk for a specified period of time ending on a specified liquidation date. In pursuit of this objective, each of the four Maturing Government Bond Portfolios seek to return a reasonably assured targeted dollar amount, predicable at the time of investment, on a specific target date in the future through investment in a Portfolio composed primarily of zero coupon securities. These are securities that pay no cash income and are sold at a discount from their par value at maturity. The current target dates for the maturities of these Portfolios are 1998, 2002, 2006, and 2010, respectively. On maturity the Portfolio will be converted to cash and reinvested at the direction of the contract owner. In the absence of instructions, liquidation proceeds will be allocated to the Money Market Portfolio.

  The investment objectives and certain policies of the Portfolios available under VIP are as follows:

   The VIP HIGH INCOME PORTFOLIO seeks a high level of current income by investing primarily in high yielding, lower-quality, fixed-income securities, while also considering growth of capital. Normally at least 65 percent of the Portfolio's total assets will be in these securities. The Portfolio may also invest up to 20 percent in common stocks and other equity securities consistent with the Portfolio's primary objective, or when acquired as part of a unit combining fixed-income and equity securities.

   The VIP EQUITY-INCOME PORTFOLIO seeks reasonable income by investing primarily in income-producing equity securities. Normally at least 65 percent of the Portfolio's total assets are in these securities. The remainder of the Portfolio's assets will tend to be invested in debt obligations, many of which are expected to be convertible into common stock. The Portfolio seeks to achieve a yield that beats the S&P 500. The adviser of the Portfolio may also consider the potential for capital appreciation when choosing the Portfolio's investments.
  The investment objectives and certain policies of the Portfolio available under VIP II are as follows:

   The VIP II CONTRAFUND PORTFOLIO seeks capital appreciation by investing mainly in equity securities of companies that the adviser believes to be under-valued due to overly pessimistic appraisal by the public. In pursuit of the Portfolio's goal the adviser looks for companies with the following characteristics: unpopular currently, but improvement seems possible due to developments such as a change in management, product line or balance sheet improvements; recently popular, but temporarily out of favor companies due to short-term or one-time factors; or companies which are undervalued compared to other investments in the same industry. This strategy can lead to investments in domestic or foreign companies, many of which may not be well known.

  There is no assurance that any Portfolio will meet its objectives. Additional information concerning the investment objectives, policies and risks of the Portfolios can be found in the current prospectus for the MIMLIC Series Fund, Inc., which is attached to this prospectus, and in the Prospectus for Fidelity's Variable Insurance Products Fund and Variable Insurance Products Fund II.

HOW CAN NET PREMIUMS BE ALLOCATED?
  In the initial application for life insurance, the owner may indicate the desired allocation of net premiums among the guaranteed account and the sub-accounts of the separate account. All future net premiums will be allocated in the same proportion until the owner sends us a written request to change the allocation. Similarly, the owner may transfer amounts from one sub-account to another by sending us a written request or by calling us.

WHAT DEATH BENEFIT OPTIONS ARE OFFERED UNDER THE POLICY?

  We offer two death benefit options under the policy. Under "Option A", a level death benefit, the death benefit is the face amount of the policy. Under "Option B", a variable death benefit, the death benefit is the face amount of the policy plus the net cash value. So long as a policy remains in force and there are no policy loans, the minimum death benefit under either option will be at least equal to the current face amount. The death benefit proceeds will be adjusted by the amount of any charges due or overpaid and any outstanding policy loans and accrued policy loan interest charged determined as of the date of death. The group sponsor will select one death benefit option of the two we offer for all policies in a single group-sponsored program. Once selected, a death benefit option under a policy shall remain unchanged.
  There is a minimum initial face amount for the policy which is stated on the specification pages of the policy. The owner may generally change the face amount, but evidence of insurability of the insured may be required for certain face amount increases.

TO WHOM DO WE PAY DEATH BENEFITS?
  Death benefit proceeds are payable to the named beneficiary when the insured under a policy dies. Benefits under the policy may be paid in a single sum or under an elected settlement option.

DOES THE OWNER HAVE ACCESS TO THE ACCOUNT VALUES?
  Yes. The net cash value, subject to the limitations in the policy, is available to the owner during the insured's lifetime. The net cash value may be used to provide retirement income, as collateral for a policy loan, to continue some amount of insurance protection without payment of premiums or to obtain cash by surrendering the policy in full or in part.

  The owner may borrow, as a policy loan, an amount up to 90 percent of the owner's account value less any loan account value. Each alternative for accessing the owner's account value may be subject to conditions described in
the policy or under the heading "Account Values" on page     of this
prospectus and certain transactions may have tax consequences, as described
under the heading "Federal Tax Status" on page   .

WHAT CHARGES ARE ASSOCIATED WITH THE POLICY?

  We assess certain charges from each premium payment, from account values and from the amounts held in the separate account. All of these charges, which are largely designed to cover our expenses in providing insurance protection and in distributing and administering the policies, are fully described under the
heading "Charges" on page    of this prospectus on page     and the specific
charges are shown on the specification pages of the policy.

  Against premiums paid, we deduct a percentage of premium for a sales load, not to exceed 5 percent, and 2 percent for premium taxes. If a policy is considered an individual policy under the Omnibus Budget Reconciliation Act, as amended, ("OBRA") we will also assess 1.25 percent of each premium to cover the additional federal tax required under that statute and, if the policy is considered to be a group contract under OBRA, that charge will be .25 percent of premium to cover that expense.

  Each month, we deduct from a policy's account value an administration charge, a cost of insurance charge and any applicable transaction charges. The amount of the administration charge depends upon the number of persons insured in a group-sponsored program. The maximum charge is $4.00 per month and the minimum charge is

$1.00 per month. Additional information is provided under the heading "Monthly
Deduction" on page     of this prospectus.
  We assess a daily mortality and expense risk charge against the separate account assets. The annual rate is stated on the specification pages of the policy and will not exceed .50 percent of the average daily assets of the separate account. This annual rate is based on the actuarial risk associated with the group that the cost of insurance and other charges will be insufficient to cover the actual mortality experience and other charges in connection with the policies.

  MIMLIC Asset Management Company, one of our subsidiaries, acts as the investment adviser to the Series Fund and deducts from the asset value of each Portfolio of the Series Fund a fee for its services which are provided under an investment advisory agreement. The investment advisory agreement provides that the fee shall be computed at the annual rate not to exceed .40 percent of the Index 500 Portfolio, .75 percent of the Capital Appreciation, Small Company and Value Stock Portfolios, 1.00 percent of the International Stock Portfolio and .50 percent of each of the remaining Portfolios' average daily net assets. For more information about the Series Fund, see the prospectus of MIMLIC Series Fund, Inc. which is attached to this prospectus.


  The Fidelity High Income Portfolio, Equity-Income Portfolio and Contrafund Portfolio each has as its adviser Fidelity Management & Research Company ("FMR"), a subsidiary of FMR Corp. The management fee paid to FMR is calculated by adding a group fee to an individual fund fee rate and multiplying the result by each fund or Portfolio's average net assets. The aggregated fund fee rate cannot rise above .52 percent and it decreases as total assets under management increases. As of December 31, 1995, the group fee rate was .1482 percent for the High Income Portfolio and .3097 percent for the Equity-Income and Contrafund Portfolios. The resulting management fee representing the combination of the fee rate and the group fee rate for the same period was as follows: The High Income Portfolio, .60 percent; the Equity-Income Portfolio, .51 percent: and the Contrafund Portfolio, .61 percent. For more information about the VIP and the VIP II, see the prospectus of the Variable Insurance Products Funds.

ARE THE BENEFITS UNDER A POLICY SUBJECT TO FEDERAL INCOME TAX?

  We believe that the owner's policy should qualify as a life insurance contract for federal income tax purposes. Assuming that a policy qualifies as a life insurance contract for federal income tax purposes, the benefits under policies described in this prospectus should receive the same tax treatment under the Code as benefits under traditional fixed benefit life insurance policies. Thus, death proceeds payable under variable life insurance policies should be excludable from the beneficiary's gross income for federal income tax purposes. The owner should not be in constructive receipt of the net cash values of the policy until actual distribution. Additional information is
provided under the heading "Federal Tax Status" on page    of this prospectus.


  It should be noted, however, that under recent legislation the tax treatment described above relating to distributions is available only for policies not described as "modified endowment contracts." Policies described as modified endowment contracts are treated as life insurance with respect to the tax treatment of death proceeds and the tax-free inside buildup of yearly account value increases. However, any amounts received by the owner, such as dividends, loans and amounts received from partial or total surrender of the contract will be subject to the same tax treatment as amounts received under an annuity during the accumulation period. Annuity tax treatment includes the 10 percent additional income tax imposed on the portion of any distribution that is included in income, except where the distribution or loan is made on or after the owner attains age 59 1/2, is attributable to the owner becoming disabled, or is part of a series of substantially equal periodic payments for the life of the owner or the joint lives of the owner and beneficiary.


  A determination as to whether a policy is a modified endowment contract and subject to this special tax treatment will require an examination of the premium paid in relation to the death benefit of the policy. A policy would be a modified endowment contract if the cumulative premiums during the first seven contract years exceed the sum of the net level premiums which would be paid under a seven-pay life policy. In addition, a policy which is subject to a material change will be treated as a new policy on the date that such a material change takes effect. A determination must be made at that time to test whether such a policy meets the seven-pay standard by taking into account the previously existing account value. Additional information on this subject
is provided under the heading "Federal Tax Status" on page     of this
prospectus.

CAN THE OWNER RETURN THE POLICY?
  For a limited time after the application for the policy and its delivery, the policy may be returned for a refund of all premium payments within the terms of its "free look" or right of cancellation provision. See the heading
"Free Look" in this prospectus on page    .

             CONDENSED FINANCIAL INFORMATION

  The financial statements of The Minnesota Mutual Life Insurance Company and Minnesota Mutual Variable Universal Life Account may be found in this prospectus.

  The table below gives per unit information about each sub-account for the period from March 8, 1995, commencement of operations, to December 31, 1995. This information should be read in conjunction with the financial statements and related notes of Minnesota Mutual Variable Universal Life Account included in this prospectus.

Growth Sub-Account:
 Unit value at beginning of period .....................................  $1.000
 Unit value at end of period ...........................................  $1.103
 Number of units outstanding at end of period ..........................   5,717
Bond Sub-Account:
 Unit value at beginning of period .....................................  $1.000
 Unit value at end of period ...........................................  $1.067
 Number of units outstanding at end of period ..........................   1,708
Money Market Sub-Account:
 Unit value at beginning of period .....................................  $1.000
 Unit value at end of period ...........................................  $1.027
 Number of units outstanding at end of period ..........................   1,163
Asset Allocation Sub-Account:
 Unit value at beginning of period .....................................  $1.000
 Unit value at end of period ...........................................  $1.107
 Number of units outstanding at end of period ..........................   2,487

Mortgage Securities Sub-Account:
 Unit value at beginning of period ....................................   $1.000
 Unit value at end of period ..........................................   $1.053
 Number of units outstanding at end of period .........................    1,116
Index 500 Sub-Account:
 Unit value at beginning of period ....................................   $1.000
 Unit value at end of period ..........................................   $1.164
 Number of units outstanding at end of period .........................  457,639
Capital Appreciation Sub-Account:
 Unit value at beginning of period ....................................   $1.000
 Unit value at end of period ..........................................   $1.127
 Number of units outstanding at end of period .........................    5,583
International Stock Sub-Account:
 Unit value at beginning of period ....................................   $1.000
 Unit value at end of period ..........................................   $1.046
 Number of units outstanding at end of period .........................    3,688
Small Company Sub-Account:
 Unit value at beginning of period ....................................   $1.000
 Unit value at end of period ..........................................   $1.210
 Number of units outstanding at end of period .........................   34,825
Value Stock Sub-Account:
 Unit value at beginning of period ....................................   $1.000
 Unit value at end of period ..........................................   $1.161
 Number of units outstanding at end of period .........................    4,016

                                              GENERAL DESCRIPTIONS
THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY

  We are a mutual life insurance company organized in 1880 under the laws of Minnesota. Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (612) 298-3500. We are licensed to do a life insurance business in all states of the United States (except New York where we are an authorized reinsurer), the District of Columbia, Canada and Puerto Rico.

VARIABLE UNIVERSAL LIFE ACCOUNT
  The separate account was established on August 8, 1994, by our Board of Trustees in accordance with certain provisions of the Minnesota insurance law. The separate account is registered as a "unit investment trust" with the Securities and Exchange Commission under the Investment Company Act of 1940, but such registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the separate account. The separate account meets the definition of a "separate account" under the federal securities laws.
  We are the legal owner of the assets in the separate account. The obligations to policy owners and beneficiaries arising under the policies are general corporate obligations of Minnesota Mutual and thus our general assets back the policies. The Minnesota law under which the separate account was established provides that the assets of the separate account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable life insurance policies for which the separate account was established. The investment performance of the separate account is entirely independent of both the investment performance of our guaranteed account and of any other separate account which we may have established or may later establish.

  The separate account currently has seventeen sub-accounts to which policy owners may allocate premiums. Each sub-account invests in shares of a corresponding Portfolio of the Funds.

MIMLIC SERIES FUND, INC.

  The separate account currently invests in the MIMLIC Series Fund, Inc., Fidelity's Variable Insurance Products Fund, and Fidelity's Variable Insurance Products Fund II. The Series Fund is a mutual fund of the series type which is registered with the Securities and Exchange Commission as a diversified, open-end management investment company. Such registration does not signify that the Commission supervises the management, or the investment practices or policies, of the Series Fund. The Series Fund issues its shares, continually and without sales charge, only to us and certain of our separate accounts including the Variable Universal Life Account. Shares of the Series Fund are sold and redeemed at net asset value.

  The Series Fund's investment adviser is MIMLIC Asset Management Company ("MIMLIC Management"). It acts as an investment adviser to the Series Fund pursuant to an advisory agreement. MIMLIC Management is a wholly-owned subsidiary of Minnesota Mutual.

  While MIMLIC Management acts as investment adviser for the Series Fund and its Portfolios, Winslow Capital Management, Inc., a Minnesota corporation with principal offices in Minneapolis, Minnesota, has been retained under an investment sub-advisory agreement to provide investment advice to the Capital Appreciation Portfolio. Similarly, Templeton Investment Counsel, Inc., a Florida corporation with principal offices in Fort Lauderdale, Florida, has been retained under an investment sub-advisory agreement to provide investment advice to the International Stock Portfolio.

  The Series Fund currently has fourteen investment Portfolios, all of which are available to the separate account. A series of the Series Fund's common stock is issued for each Portfolio. The assets of each Portfolio are separate from the others and each has different investment objectives and policies. Therefore, each Portfolio operates as a separate investment fund and the investment performance of one has no affect on the investment performance of any other Portfolio.
  All dividends and capital gains distributions from each Portfolio are automatically reinvested in shares of that Portfolio at net asset value.

  For more information about the Series Fund and its Portfolios, see the "Summary" sections in this prospectus and the prospectus of the MIMLIC Series Fund, Inc. which is attached to this prospectus.

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS

  The policy also provides for sub-accounts of the Variable Universal Life Account which invests in shares of other registered investment companies. VIP has two Portfolios which are available to the Variable Universal Life Account. They are the High Income Portfolio and the Equity-Income Portfolio. VIP II has one Portfolio which is available to the Variable Universal Life Account. It is the Contrafund Portfolio. There is no guaranteed minimum value associated with the separate account and its sub-accounts. Both VIP and VIP II issue their shares, continually and without sales charge, only to us and to separate accounts of other insurance companies, both affiliated and unaffiliated with the investment adviser of VIP and VIP II.

  The investment adviser of VIP and VIP II is Fidelity Management & Research Company ("FMR"), 82 Devonshire Street, Boston, Massachusetts. FMR handles the business affairs and, with the assistance of affiliates for certain Portfolios, chooses the investments for VIP and VIP II. Fidelity Management & Research (U.K.) Inc., in London, England, and Fidelity Management & Research (Far East) Inc., in Tokyo, Japan, both serve as sub-advisers for the High Income and Contrafund Portfolios. The ultimate parent company of all of these entities is FMR Corp.

  The assets of each Portfolio are separate from the others and each has different investment objectives and policies. Therefore, each Portfolio operates as a separate investment fund and the investment performance of one has no affect on the investment performance of any other Portfolio. All dividends and capital gains distributions from each Portfolio are automatically reinvested in shares of that Portfolio at net asset value.

  For more information about VIP and VIP II and the Portfolios, see the "Summary" section in this prospectus, and the prospectus for Fidelity's Variable Insurance Products Fund and Variable Insurance Products Fund II.

ADDITIONS, DELETIONS OR SUBSTITUTIONS
  We reserve the right to add, combine or remove any sub-accounts of the Variable Universal Life Account when permitted by law. Each additional sub-account will purchase shares in a new portfolio or mutual fund. New sub-accounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant such action. We will use similar considerations should there be a determination to eliminate one or more of the sub-accounts of the separate account. Any new investment option will be made available to existing owners on whatever basis we may determine.

  We retain the right, subject to any applicable law, to make substitutions with respect to the investments of the sub-accounts of the separate account. If investment in a Portfolio of the Funds should no longer be possible or if we determine it becomes inappropriate for policies of this class, we may substitute another mutual fund or portfolio for a sub-account. Substitution may be made with respect to existing account values and future premium payments. A substitution may be made only with any necessary approval of the Securities and Exchange Commission.
  We reserve the right to transfer assets of the separate account as determined by us to be associated with the policies to another separate account. A transfer of this kind may require the approval of state regulatory authorities and of the Securities and Exchange Commission.
  We also reserve the right, when permitted by law, to restrict or eliminate any voting right of owners or other persons who have voting rights as to the separate account, and to combine the separate account with one or more other separate accounts, and to de-register the separate account under the Investment Company Act of 1940.

  Shares of the Portfolios of the Series Fund are also sold to other of our separate accounts, which are used to receive and invest premiums paid under other variable annuity contracts and variable life policies issued by us. Shares of VIP and VIP II are sold to other life insurance companies' separate accounts for the purpose of funding other variable annuity and variable life insurance contracts. It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds simultaneously.

SELECTION OF SUB-ACCOUNTS

  Although the purpose of the policy is primarily to provide lifetime life insurance protection, a central objective is to provide benefits that will increase in value if favorable investment results are achieved. Historically, for investments held over relatively long periods, the investment performance of common stocks has generally been superior to that of long-term or short-term debt securities, even though common stocks have been subject to more dramatic changes in value over short periods of time. Accordingly, the common stock sub-account may be the more desirable option for owners who are willing to accept such short-term risks. The selection of other common stock options, such as the Growth Sub-Account and the Small Company Sub-Account will tend to magnify such risks, as will the International Stock Sub-Account, while the selection of the Index Sub-Account will tend to match those risks with the performance of those common stocks included in the underlying index. The Contrafund Sub-Account seeks investments currently out of favor with these same market factors.

  Some owners, who desire the greatest safety of principal, may prefer the Money Market Sub-Account, recognizing that the level of short-term rates may change rather rapidly, while others may wish to invest in the Maturing Government Sub-Accounts, which seek to provide an investment return consistent with a specified liquidation date in the future. The High Income Sub-Account seeks high yields in the fixed income markets by investing in lower quality instruments which provide high risks for investors. Some owners may wish to divide their funds among two or more sub-accounts. Some may wish to rely on MIMLIC Management's judgment for an appropriate asset mix by choosing the Asset Allocation Sub-Account. The owner must make a choice, taking into account how willing he or she might be to accept investment risks and the manner in which his or her other assets are invested.

THE GUARANTEED ACCOUNT
  The owner may allocate net premiums and may transfer net cash values in the policy, subject to policy limitations, to our guaranteed account.
  Because of exemptive and exclusionary provisions, interests in Minnesota Mutual's guaranteed account have not been registered under the Securities Act of 1933, and the guaranteed account has not been registered as an investment company under the Investment Company Act of 1940. Therefore, neither the guaranteed account nor any interest therein is subject to the provisions of these Acts, and Minnesota Mutual has been advised that the staff of the SEC does not review disclosures relating to it. Disclosures regarding the guaranteed account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.
  This prospectus describes a Variable Universal Life Insurance Policy and is generally intended to serve as a disclosure document only for the aspects of the policy relating to the sub-accounts of the separate account. For more information about the guaranteed account, please see the policy and the summary information provided immediately below.
GENERAL DESCRIPTION Minnesota Mutual's general account consists of all assets owned by Minnesota Mutual other than those in the separate account and any other separate accounts which we may establish. The guaranteed account is that portion of the general assets of Minnesota Mutual, exclusive of policy loans, which is attributable to the policy described herein and others of its class. The description is for accounting purposes only and does not represent a division of the general account assets for the specific benefit of policies of this class. Allocations to the guaranteed account become part of the general assets of Minnesota Mutual and are used to support insurance and annuity obligations and are subject to the claims of our creditors. Subject to applicable law, we have sole discretion over the investment of assets of the guaranteed account. Owners do not share in the actual investment experience of the assets in the guaranteed account.
  A portion or all the net premiums may be allocated or transferred to accumulate at a fixed rate of interest in the guaranteed account, though we reserve the right to restrict the allocation of premium into the guaranteed account. If we do so, no more than 50 percent of the net premium may be allocated to the guaranteed account. Such amounts are guaranteed by us as to principal and a minimum rate of interest. Transfers from the guaranteed account to the sub-accounts of the separate account may be subject to certain limitations with respect to timing and amount. Currently, no such restrictions are in effect.
GUARANTEED ACCOUNT VALUE Minnesota Mutual bears the full investment risk for amounts allocated to the guaranteed account and guarantees that interest credited to each owner's account value in the guaranteed account will not be less than an annual rate of 4 percent without regard to the actual investment experience of the guaranteed account. We may, at our sole discretion, credit a higher rate of interest ("excess interest") although we are not obligated to do so. Any interest credited on the policy's account value in the guaranteed account in excess of the guaranteed minimum rate per year will be determined at our sole discretion. The owner assumes the risk that interest credited may not exceed the guaranteed minimum rate.
  Even if excess interest is credited to the guaranteed account value, no excess interest will be credited to the loan account value in the guaranteed account. However, the loan account value will be credited interest at a rate which is not less than 6 percent per annum.
             INFORMATION ABOUT THE POLICY

APPLICATIONS AND POLICY ISSUE

  We will generally issue a group contract to a group, as defined and permitted by state law. For example, a group contract may be issued to an employer, whose employees and/or their spouses may become insured thereunder so long as the person is within a class of members eligible to be included in the group contract. The class(es) of members eligible to be insured by a policy under the group contract are set forth in that group contract's specification pages. The group contract will be issued upon receipt of an application for the group contract signed by a duly authorized officer of the group wishing to enter into a group contract and the acceptance of that application by a duly authorized officer of Minnesota Mutual at its home office. Individuals wishing to purchase a policy insuring an eligible member under a group-sponsored program must complete the appropriate application for life insurance and submit it to our home office. If the policy is approved, we will issue to the group sponsor either a certificate or an individual policy to give to the owner. The issue of a group contract or individual policy and their associated forms is always subject to the approval of those documents for use by state insurance regulatory authorities.


  Individuals who satisfy the eligibility requirements under a particular group contract may be required to submit to a simplified underwriting procedure which requires satisfactory responses to certain health questions in the application and to provide, in some cases, medical information. Acceptance of an application is subject to our underwriting rules, and we reserve the right to reject an application for any reason.
  A policy will not take effect until the owner signs the appropriate application for insurance, the initial premium has been paid prior to the insured's death, the insured is eligible, and we approve the completed application. The date on which the last event occurs shall be the effective date of coverage ("issue date").

POLICY PREMIUMS

  A premium must be paid to put a policy in force, and may be remitted to us by the group sponsor on behalf of the owner. The initial premium for a policy must cover the premium expense charges and the first month's deductions. A premium must also be paid when there is insufficient net cash value to pay the monthly deduction necessary to keep the policy in force.
  When the policy is established, the policy's specification pages may show premium payments scheduled and the amounts of those payments. However, under the policy, the owner may elect to omit making those premium payments. Failure to pay one or more premium payments will not cause the policy to lapse until such time as the net cash value is insufficient to cover the next monthly deduction. Moreover, as mentioned above, the owner may also skip premium payments scheduled. Therefore, unlike traditional insurance policies, a policy does not obligate the owner to pay premiums in accordance with a rigid and inflexible premium schedule.

  Failure of a group sponsor to remit the authorized premium payments may cause the group contract to terminate. Nonetheless, provided that there is sufficient net cash value to prevent the policy from lapsing, the owner's insurance can be converted to an individual policy of life insurance in the event of such
termination. (See "Conversion Right to an Individual Policy", page     .) The
owner's insurance can also continue if the insured's eligibility under the group contract terminates because the insured is no longer a part of the group or otherwise fails to satisfy the eligibility requirements set forth in the group contract. (See "Continuation of Group Coverage," page 16.)

PREMIUM LIMITATIONS After the payment of the initial premium, premiums may be paid at any time in any amount while the insurance is in force under the policy. Since the policy permits flexible premium payments, it may become a modified endowment contract (See "Federal Tax Status," on page ). When we receive the application, our systems will test the owner's elected premium schedule to determine, if it is paid as scheduled and if there is no change made to the owner's policy, whether it will result in the owner's policy being classified as a modified endowment contract for federal income tax purposes. Our systems will continue to test the owner's policy with each premium payment to determine whether the policy has attained this tax status. If we determine that the policy has attained the status of a modified endowment contract, we will mail the owner a notice. The owner will be given a limited amount of time, subject to the restrictions under the Code, to request that the policy maintain the modified endowment contract status. If the owner does not request to have this tax status maintained, the excess premium amounts paid that caused this tax status will be returned with interest at the end of the policy year to avoid the policy being classified as a modified endowment contract. The owner may request an immediate refund if it is desired earlier.

ALLOCATION OF NET PREMIUMS AND ACCOUNT VALUE Net premiums, which are premiums after the deduction of the charges assessed against premiums, are allocated to the guaranteed account or sub-accounts of the separate account which, in turn, invest in shares of the Funds.

  The owner makes the selection of the sub-accounts and/or the general account on the application for the policy. The owner may change the allocation instructions for future premiums by giving us a written request. The allocation to the guaranteed account or to any sub-account of the separate account must be at least 10 percent of the net premium. We reserve the right to delay the allocation of net premiums to named sub-accounts for a period of 30 days after policy issue or policy change. This right, which has not been implemented to date, will be exercised by us only when we believe economic conditions make such an allocation necessary to reduce market risk during the "free look" period. If we exercise this right, net premiums will be allocated to the Money Market Sub-Account until the end of that period.

  We reserve the right to restrict the allocation of net premiums to the guaranteed account. If we do so, no more than 50 percent of the net premium may be allocated to the guaranteed account. Currently, no such restriction applies.

LAPSE Unlike traditional life insurance policies, the failure to make a premium payment following the payment of the premium which puts the policy into force will not itself cause a policy to lapse. Lapse will occur only when the net cash value is insufficient to cover the monthly deduction, and the subsequent grace period expires without sufficient payment being made.

  The grace period is 61 days. The grace period will start on the day we mail the owner a notice that the policy will lapse if the premium amount specified in the notice is not paid by the end of the grace period. We will mail this notice on any policy's monthly anniversary when the net cash value is insufficient to pay for the monthly deduction for the insured. The notice will specify the amount of premium required to keep the policy in force and the date the premium is due. If we do not receive the required amount within the grace period, the policy will lapse and terminate. The grace period does not apply to the first premium payment.
REINSTATEMENT A lapsed policy may be reinstated, any time within three years from the date of lapse, provided the insured is living and subject to the limitations described below. Reinstatement is made by payment of an amount that, after the deduction of premium expense charges, is large enough to cover all monthly deductions which have accrued on the policy up to the effective date of reinstatement, plus the monthly deductions for the two months following the effective date of reinstatement. If any policy loans and policy loan interest charged is not repaid, this indebtedness will be reinstated along with the insurance. No evidence of the insured's insurability will be required during the first 31 days following lapse, but will be required from the 32nd day to three years from the date of lapse.
  The amount of account value on the date of reinstatement will be equal to the amount of any policy loans and policy loan interest charged reinstated increased by the net premiums paid at the time of reinstatement.
  The effective date of reinstatement will be the date we approve the application for reinstatement. There will be a full monthly deduction for the policy month that includes that date.

DEATH BENEFIT

  If the policy is in force at the time of the insured's death, upon receipt of due proof of death, we will pay the death benefit proceeds of the policy based on the death benefit option elected by the contractholder.

  The group sponsor may choose one of two death benefit options for all participants under the group-sponsored program. Once elected, the death benefit option under a policy shall remain unchanged. There is a level death benefit ("Option A") and a variable death benefit ("Option B"). The death benefit under either option will never be less than the current face amount of the policy as long as the policy remains in force and there are no policy loans. The face amount elected must be at least the minimum stated on the specification pages of the policy.
OPTION A Under Option A, the death benefit will be determined as follows:
(1) The face amount of insurance on the insured's date of death while the policy is in force; plus
(2) the amount of the cost of insurance for the portion of the policy month from the date of death to the end of the policy month; less
(3) any outstanding policy loans and accrued policy loan interest charged;
    less
(4) any unpaid monthly deductions determined as of the date of the insured's death.
OPTION B Under Option B, the death benefit will be determined as follows:
(1) The face amount of insurance on the insured's date of death while the policy is in force; plus
(2) the amount of the owner's account value as of the date we receive due proof of death satisfactory to us; plus
(3) the amount of the cost of insurance for the portion of the policy month from the date of death to the end of the policy month; plus
(4) any monthly deductions taken under the certificate since the date of death; less
(5) any outstanding policy loans and accrued policy loan interest charged;
    less
(6) any unpaid monthly deductions determined as of the date of the insured's death.

  At issue, the group sponsor may choose between two tests that may be used to determine if a policy qualifies as defined by Section 7702 of the Code. Once a test is selected for a policy, it shall remain unchanged for that policy. The two tests are the Guideline Premium Test and the Cash Value Accumulation Test. The test selected will determine how the death benefit is calculated in the event the account value or the premiums paid exceed certain limits established under Section 7702.


  Under either test, the death benefit at any point must be greater than the account value times a specified percentage. Under the Guideline Premium Test those percentages are prescribed and vary only by the age of the insured. Under the Cash Value Accumulation Test, the percentages vary by the age and underwriting class of the insured. If at any point the death benefit is not greater than the applicable percentage, the death benefit will be increased to the amount necessary to satisfy the test.

  The prescribed percentages for the Guideline Premium Test are indicated in the following table:


                 APPLI-                            APPLI-                            APPLI-
                 CABLE                             CABLE                             CABLE
 ATTAINED       PERCENT-         ATTAINED         PERCENT-         ATTAINED         PERCENT-
   AGE            AGE              AGE              AGE              AGE              AGE
----------      --------         --------         --------         --------         --------
40 & below        250%              54              157%              68              117%
    41            243               55              150               69              116
    42            236               56              146               70              115
    43            229               57              142               71              113
    44            222               58              138               72              111
    45            215               59              134               73              109
    46            209               60              130               74              107
    47            203               61              128             75-90             105
    48            197               62              126               91              104
    49            191               63              124               92              103
    50            185               64              122               93              102
    51            178               65              120               94              101
    52            171               66              119               95               0
    53            164               67              118


  The following table contains illustrative applicable percentages under the Cash Value Accumulation Test for an insured classified as a non-smoker:


      ATTAINED                                                      APPLICABLE
        AGE                                                         PERCENTAGE
      --------                                                      ----------
         35                                                            441%
         45                                                            316
         55                                                            231
         65                                                            175
         75                                                            140


  The Guideline Premium Test also limits the amount of premium that may be paid into the policy. If Premiums paid exceed the limits for the current death benefit amount, the death benefit will be automatically increased to an amount for which the prescribed premium limits exceed the premiums paid.

CHANGE IN FACE AMOUNT
  Subject to certain limitations set forth below, an owner may increase or decrease the face amount of a policy. A written request must be sent directly to us for a change in the face amount. A change in the face amount will affect the net amount at risk which affects the cost of insurance charge. (See
"Charges," page   .) In addition, a change in the face amount of a policy may result in a material change in the policy that may cause it to become a modified endowment contract. More information on this subject and possible federal income tax consequences of this result is provided under the heading
"Federal Tax Status," on page    of this prospectus.
INCREASES If an increase in the current face amount is applied for, we reserve the right to require evidence of insurability from the insured. The increase will become effective on the monthly anniversary on or following approval of the change or on any other date mutually agreed upon between the owner and us. Although an increase need not necessarily be accompanied by an additional premium (unless it is required to meet the next monthly deduction), the net cash value in effect immediately after the increase must be sufficient to cover the next monthly deduction.

  With respect to premiums allocated to an increase, the owner will have the same "free look," conversion, and refund rights with respect to an increase as
with the initial purchase of the owner's policy. (See "Free Look," page   .)


DECREASES Any decrease in the face amount will become effective on the monthly anniversary on or following our receipt of the written request. However, the amount of insurance on any insured may not be reduced to less than the minimum face amount indicated on the specification pages which is attached to the owner's policy. Generally, this amount will be at least $10,000. If, following a decrease in face amount, the policy would not comply with the maximum premium limitations required by federal tax law (see "Federal Tax Status,"
page   ), the decrease may be limited or the account value may be returned to the owner (at the owner's election), to the extent necessary to meet these requirements.


PAYMENT OF DEATH BENEFIT PROCEEDS

  The amount payable as death proceeds upon the insured's death will be the death benefit under the option elected by the group sponsor. The death benefit proceeds will also include any amounts payable under any riders.


  If a rider permitting the accelerated payment of death benefit proceeds has been added to the policy, the death benefit may be paid in a single lump sum prior to the death of the insured and may be less than otherwise would be paid upon death of the insured. (See "Additional Benefits,"
page   .)

  Death benefit proceeds will ordinarily be paid within seven days after we receive all information required for such payment, including due proof of the insured's death. Payment may, however, be postponed in certain circumstances.
(See "Postponement of Payments," page   .) Under Option A death benefit,
interest will be paid on the death benefit from the date of the insured's death until the date of payment. Under Option B death benefit, interest will be paid on the face amount of insurance from the date of the insured's death until the date of payment. The account value will remain as invested in the guaranteed account and/or separate account until the date of payment; therefore, the account value may increase or decrease in value from the date of the insured's death to the date of the payment of death benefit proceeds. Interest will also be paid on any charges taken under the policy since the date of death, from the date the charge was taken until the date of payment. Interest will be at an annual rate determined by us but never less than 4 percent per year, compounded annually, or the minimum required by state law.

  Death benefit proceeds will be paid to the surviving beneficiary specified on the application or as subsequently changed. The owner may arrange for death benefit proceeds to be paid in a single lump sum or under one of the optional methods of settlement described below.

  When no election for an optional method of settlement is in force at the death of the insured, the beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See
"Settlement Options," page   .)
  An election or change of method of settlement must be in writing. A change in beneficiary revokes any previous settlement election.

ACCOUNT VALUES
  The policy provides the owner certain account value benefits. Subject to certain limitations, the owner may obtain access to the net cash value portion of the account value of the policy. The owner may borrow against the policy's loan value and may surrender the policy in whole or in part. The owner may also transfer the net cash value between the guaranteed account and the sub-accounts of the separate account or among the sub-accounts of the separate account.
  We will send the owner a report each year as of the policy anniversary advising the owner of the policy's account values, the face amount and the death benefit as of the date of the report. It will also summarize policy transactions during the year, including premiums paid and their allocation, policy charges, policy loan activity and the net cash value. It will be as of a date within two months of its mailing. We will also, upon the owner's request, send the owner an additional statement of past transactions at any time for a $15 fee, which will be deducted from the portion of account value that the owner specifies.

  Also, upon request made to us at our home office, we will provide information on the account value of a policy to the owner. Such requests may be in writing, by telephone or by facsimile transmission, using the numbers and procedures for providing telephone or facsimile transfer instructions.
(See "Transfers," page   .)

DETERMINATION OF THE GUARANTEED ACCOUNT VALUE The guaranteed account value is the sum of all net premium payments allocated to the guaranteed account. This amount will be increased by any interest, dividends, loan repayments, policy loan interest credits and transfers into the guaranteed account. This amount will be reduced by any policy loans, loan interest charged, partial surrenders, transfers into the sub-accounts of the separate account and charges assessed against the owner's guaranteed account value. Interest is credited on the guaranteed account value of the policy at a rate of not less than 4 percent per year, compounded annually. We guarantee this minimum rate for the life of the policy without regard to the actual experience of the guaranteed account. As conditions permit, we may credit additional amounts of interest to the guaranteed account value. The owner's guaranteed account value is guaranteed by us. It cannot be reduced by any investment experience of the guaranteed account.

DETERMINATION OF THE SEPARATE ACCOUNT VALUE The policy's separate account value is determined separately. The separate account value is not guaranteed. The determination of the separate account value is made by multiplying the current number of sub-account units credited to a policy by the current sub-account unit value. A unit is a measure of a policy's interest in a sub-account. The number of units credited with respect to each net premium payment is determined by dividing the portion of the net premium payment allocated to each sub-account by the then current unit value for that sub-account. The number of units so credited is determined as of the end of the valuation period during which we receive the owner's premium at our home office.

  Once determined, the number of units credited to the owner's policy will not be affected by changes in the unit value. However, the number of units will be increased by the allocation of subsequent net premiums, lump sum net premiums, dividends, loan repayments, loan interest credits and transfers to that sub-account. The number of additional units credited is determined by dividing the net premiums, policy dividends, loan repayments, loan interest credits and transfers to that sub-account by the then current unit value for that sub-account. The number of units of each sub-account credited to the owner's policy will be decreased by policy charges to the sub-account, policy loans and loan interest charged, transfers from that sub-account and partial surrenders from that sub-account. The reduction in the number of units credited is determined by dividing the deductions to that sub-account, policy loans and loan interest charged, transfers from that sub-account and partial surrenders from that sub-account by the then current unit value for that sub-account. The number of sub-account units will decrease to zero on a policy surrender.
UNIT VALUE The unit value of a sub-account will be determined on each valuation date. The amount of any increase or decrease will depend on the net investment experience of that sub-account. The value of a unit for each sub-account was originally set at $1.00 on the first valuation date. For any subsequent valuation date, its value is equal to its value on the preceding valuation date multiplied by the net investment factor for that sub-account for the valuation period ending on the subsequent valuation date.

NET INVESTMENT FACTOR The net investment factor for a valuation period is the gross investment rate for such valuation period, less a deduction for the mortality and expense risk charge under this policy which is assessed at the annual rate stated on the specification pages of the policy against the average daily net assets of each sub-account of the separate account. The gross investment rate is equal to:

(1) the net asset value per share of a share held by the Funds in the sub-account of the separate account determined at the end of the current valuation period; plus

(2) the per share amount of any dividend or capital gains distribution by the Funds if the "ex-dividend" date occurs during the current valuation period; with the sum divided by

(3) the net asset value per share of the share of the Funds held in the sub-account determined at the end of the preceding valuation period.

DAILY VALUES We determine the value of the units in each sub-account on each day on which the Portfolios of the Funds are valued. The net asset value of the Funds' shares is computed once daily, and, in the case of the Money Market Portfolio, after the declaration of the daily dividend, as of the primary closing time for business on the New York Stock Exchange (as of the date hereof the primary close of trading is 3:00 p.m. Central Time, but this time may be changed) on each day, Monday through Friday, except (i) days on which changes in the value of a Fund's Portfolio securities will not materially affect the current net asset value of such Fund's shares, (ii) days during which no shares of a Fund are tendered for redemption and no order to purchase or sell such Fund's shares is received by such Fund and (iii) customary national business holidays on which the New York Stock Exchange is closed for trading (as of the date hereof, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas
Day).
  Although the account value for each policy is determinable on a daily basis, we update our records to reflect that value on each monthly anniversary. We also make policy value determinations as of the date of the insured's death and on a policy adjustment, surrender, and lapse. When the policy value is determined, we will assess and update to the date of the transaction those charges made against the owner's account value, namely the administration charge and the cost of insurance charge.

Increases or decreases in policy values will not be uniform for all policies but will be affected by policy transaction activity, cost of insurance charges and the existence of policy loans.

  To illustrate the operation of the policy under various assumptions, we have prepared several tables, along with additional explanatory text, that may be of assistance. For these tables, please see Appendix I, "Illustrations of
Account Values and Death Benefits," page    of this prospectus.

POLICY LOANS

  The owner may borrow from us using only the policy as the security for the loan. The owner may borrow up to an amount equal to (a) less (b), where (a) is 90 percent of the owner's account value and (b) is any outstanding policy loans plus accrued policy loan interest charged. A loan taken from, or secured by a policy, may have federal income tax consequences. (See "Federal Tax
Status," page   .) The maximum loan amount is determined as of the date we receive the owner's request for a loan.

  Any policy loan paid to the owner in cash must be in an amount of at least $100. We will charge interest on the loan in arrears. At the owner's request, we will send the owner a loan request form for his or her signature. The owner may also obtain a policy loan by calling us during our normal business hours of 8:00 a.m. and 4:45 p.m., Central Time. Should the owner make a telephone call to us he or she will be asked for personal identification and policy number. More information on the procedures to make telephone calls to us is
provided under the heading "Transfers," on page    of this prospectus.

  When the owner takes a loan, we will reduce the net cash value by the amount borrowed. This determination will be made as of the end of the valuation period during which the loan request is received at our home office. Unless the owner directs us otherwise, the policy loan will be taken from the guaranteed account value and separate account value in the same proportion that those values bear to each other and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the owner's separate account value. The number of units to be canceled will be based upon the value of the units as of the end of the valuation period during which we receive the owner's loan request at our home office. The amount borrowed continues to be part of the account value, as the amount borrowed becomes part of the loan account value where it will accrue loan interest credits and will be held in our general account. A policy loan has no immediate effect on the owner's account value since at the time of the loan the account value is the sum of the guaranteed account value, separate account value and the loan account value. When a loan is to come from the guaranteed account value, we have the
right to postpone a loan payment for up to six months.      If a policy enters a
grace period when there is an outstanding loan balance, the owner will have to make a loan repayment to keep the policy in force. We will give the owner notice of our intent to terminate the policy and the loan repayment required to keep it in force. The time for repayment will be within 31 days after our mailing of the notice.

POLICY LOAN INTEREST The interest rate on a policy loan will be 8 percent per year. Interest charged will be based on a daily rate, which if compounded for the number of calendar days in the year will equal 8 percent annually, and compounded for the number of days since loan interest charges were last updated.
  The outstanding loan balance will increase as the interest charged on the policy loan accrues. The net cash value will decrease as the outstanding loan balance increases. Interest is due at the end of the policy month. If the owner does not pay in cash the interest accrued at the end of the policy month, this unpaid interest will be added to the amount of the policy loan. The new loan will be subject to the same rate of interest as the loan in effect.

  Interest is also credited to the amount of the policy loan in the loan account value. Interest credits on a policy loan shall be at a rate which is not less than 6 percent per year. Interest credited will be based on a daily rate, which if compounded for the number of calendar days in the year will be at least 6 percent annually, and compounded for the number of days since loan interest charges were last updated.
POLICY LOAN REPAYMENTS If the owner's policy is in force, the owner's loan can be repaid in part or in full at any time before the insured's death. The owner's loan may also be repaid within 60 days after the date of the insured's death, if we have not paid any of the benefits under the policy. Any loan repayment must be at least $100 unless the balance due is less than $100.

  Loan repayments may only be allocated to the guaranteed account. The owner may reallocate amounts in the guaranteed account among the sub-accounts of the separate accounts, subject to the limitations in this prospectus and the policy on such transfers. Loan repayments reduce the owner's outstanding loan balance by the amount of the loan repayment. Loan repayments will be applied first to interest accrued since the end of the prior policy month. Any remaining portion of the repayment will then reduce the loan. The net cash value will increase by the amount of the loan repayment.

  A policy loan, whether or not it is repaid, will have a permanent effect on the account value because the investment results of the sub-accounts will apply only to the amount remaining in the sub-accounts. The effect could be either positive or negative. If net investment results of the sub-accounts are greater than the rate credited on the loan, the account value will not increase as rapidly as it would have if no loan had been made. If investment results of the sub-accounts are less than the rate credited on the loan, the account value will be greater than if no loan had been made. For an example of the effect of a policy loan on a policy and its death benefit, please see Appendix II, "Policy Loan Example," on page 58 of this prospectus.

SURRENDER AND PARTIAL SURRENDER

  The owner may also request a surrender or a partial surrender of the policy at any time while the insured is living. To make a surrender, the owner sends us the policy and a written request for its surrender. The owner is then paid the net cash value of the policy, computed as of the end of the valuation period during which we receive the surrender request at our home office. That payment can be in cash or, at the option of the owner, can be applied on a settlement option. A surrender or partial surrender may have federal income
tax consequences. (See "Federal Tax Status" page   )

  A partial surrender of the net cash value of the policy is also permitted in any amount of at least $500, but not more than would cause the net cash value after the partial surrender to be less than 10 percent of the account value immediately prior to the partial surrender. We reserve the right to limit the number of partial surrenders to one per policy month. A partial surrender will cause a decrease in the face amount equal to the amount surrendered if the policy has a level death benefit (Option A). A partial surrender has no effect on the face amount of an Option B death benefit. However, since the account value is reduced by the amount of the partial surrender, the death benefit is reduced by the same amount, as the account value represents a portion of the death benefit proceeds.
 On a partial surrender, the owner may designate the sub-accounts of the separate account from which a partial surrender is to be taken or whether it is to be taken in whole or in part from the guaranteed account. Otherwise, partial surrenders will be deducted from the guaranteed account value and separate account value in the same proportion that those values bear to each other and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the separate account value. We will tell the owner, on request, what amounts are available for a partial surrender under the policy.

  A transaction charge will be assessed against the net cash value in connection with a partial surrender. The amount of the charge is the lesser of $25 or 2 percent of the amount withdrawn. The charge will be allocated to the guaranteed account value and the separate account value in the same proportion as those values bear to each other and, as to the separate account value, from each sub-account in the same proportion that the sub-account value of each such sub-account bears to the separate account value.
  Payment of a surrender or partial surrender will be made as soon as possible, but not later than seven days after our receipt of the owner's written request for surrender. However, if any portion of the net cash value to be surrendered is attributable to a premium payment made by non-guaranteed funds such as a personal check, we will delay mailing that portion of the surrender proceeds until we have reasonable assurance that the payment has cleared and that good payment has been collected. The amount the owner receives on surrender may be more or less than the total premiums paid under the policy.

TRANSFERS
  The policy allows for transfers, a reallocation of the net cash value between the guaranteed account and the separate account or among the sub-accounts of the separate account.

  There are restrictions to such transfers. The amount to be transferred to or from a sub-account or the guaranteed account must be at least $250. If the balance is less than $250, the entire sub-account value or the guaranteed account value must be transferred. If a transfer would reduce the sub-account value from which the transfer is to be made to less than $250, we reserve the right to include that remaining sub-account value in the amount transferred. We also reserve the right to limit the number of transfers to one per policy month.

  For transfers from the sub-accounts of the separate account, we will credit and cancel units on the basis of sub-account unit values as of the end of the valuation period during which the owner's written or telephone request is received at our home office. Transfers from the guaranteed account will be dollar amounts deducted at the end of the day on which the transfer request is received at our home office. A transfer is subject to a transaction charge. Currently, no such charge is imposed on a transfer, but a charge, up to a maximum of $10, may be imposed in the future.

  The owner's instructions for transfer may be made in writing or the owner, or a person authorized by the owner, may make such changes by telephone. To do so, the owner may call us at (800) 843-8358 during our normal business hours of 8:00 a.m. and 4:45 p.m., Central Time. Owners may also submit their requests for transfer, surrender or other transactions to us by facsimile
(FAX) transmission. Our FAX number is (612) 228-4827.
  Transfers made pursuant to a telephone call are subject to the same conditions and procedures as would apply to written transfer requests. During periods of marked economic or market changes, owners may experience difficulty in implementing a telephone transfer due to a heavy volume of telephone calls. In such a circumstance, owners should consider submitting a written transfer request while continuing to attempt a telephone redemption. We reserve the right to restrict the frequency of--or otherwise modify, condition, terminate or impose charges upon--telephone transfer privileges. For more information on telephone transfers, contact us.
  We will make this telephone transfer service available to all policy owners. We will employ reasonable procedures to satisfy ourselves that instructions received from policy owners are genuine and, to the extent that we do not, we may be liable for any losses due to unauthorized or fraudulent instructions. We require policy owners to identify themselves in those telephone conversations through policy numbers and such other information as we may deem to be reasonable. We record telephone transfer instruction conversations and we provide the policy owners with a written confirmation of the telephone transfers.
  The maximum amount of net cash value to be transferred out of the guaranteed account to the sub-accounts of the separate account may be limited to 20 percent (or $250 if greater) of the guaranteed account balance. Transfers to or from the guaranteed account may be limited to one such transfer per policy year. We may further restrict transfers from the guaranteed account by requiring that the request is received by us postmarked in the 30-day period before or after the last day of the policy anniversary. Requests for such transfers which meet these conditions would be effective after we approve them at our home office. Currently, no such restrictions are imposed.
  Although we currently intend to continue to permit transfers in the foreseeable future, the policy provides that we may modify the transfer privilege, by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as we may determine at our discretion.

DOLLAR COST AVERAGING
  We currently offer a dollar cost averaging option enabling the owner to preauthorize automatic monthly or quarterly transfers from the Money Market Sub-Account to any of the other sub-accounts. The transfers will occur on monthly anniversaries. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities is averaged over time
22
and possibly over various market values. Since the value of the units will vary over time, the amounts allocated to a sub-account will result in the crediting of a greater number of units when the unit value is low and a lesser number of units when the unit value is high. Dollar cost averaging does not guarantee profits, nor does it assure that a policy will not have losses.
  To elect dollar cost averaging the owner must have at least $3,000 in the Money Market Sub-Account. The automatic transfer amount from the Money Market Sub-Account must be at least $250. The minimum amount that may be transferred to any one of the other sub-accounts is $50. Currently, there is no charge for this service. We reserve the right to discontinue, modify or suspend the dollar cost averaging program at any time.
  A dollar cost averaging request form is available to the owner upon request. On the form the owner will designate the specific dollar amount to be transferred, the sub-accounts to which the transfer is to be made, the desired frequency of the transfer and the total number of transfers to be made. If at any time while the dollar cost averaging option is in effect, the amount in the Money Market Sub-Account is insufficient to cover the amount designated to be transferred the current election in effect will terminate.
  An owner may instruct us at any time to terminate the dollar cost averaging election by a written or telephone request to our home office. The amount from which transfers were being made will remain in the Money Market Sub-Account unless a transfer request is made.

FREE LOOK
  It is important to us that the owner is satisfied with the policy after it is issued. If the owner is not satisfied with it, the owner may return the policy to us within 10 days after the owner receives it. If the policy is returned, the owner will receive within seven days of the date we receive the notice of cancellation a full refund of the premiums paid.

  A request for an increase in face amount also may be canceled. The request for cancellation must be made within the 10 days, or that period required by applicable state law, after the owner receives the new policy specification pages for the increase.

  Upon cancellation of an increase, the owner may request that we refund the amount of the additional charges deducted in connection with the increase. This will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made without the increase. If no request is made, we will increase the policy's account value by the amount of these additional charges. This amount will be allocated among the sub-accounts of the separate account and guaranteed account in the same manner as it was deducted.

CONVERSION RIGHT TO AN INDIVIDUAL POLICY

If life insurance provided under the group contract is not continued upon termination of the insured's eligibility under the group contract, or if the group policy terminates or is amended so as to terminate the insurance, the owner may convert the insurance under the group policy to an individual policy of life insurance with us subject to the following:

(1) The owner's written application to convert to an individual policy and the first premium for the individual policy must be received in our home office within 31 days of the date the owner's insurance terminates under the group contract.
(2) The owner may convert all or a part of the group insurance in effect on the date that the owner's coverage terminated to any individual life insurance policy we offer, except a policy of term insurance. We will issue the individual policy on the policy forms we then use for the plan of insurance the owner has requested. The premium charge for this insurance will be based upon the insured's age as of his or her nearest birthday.

(3) If the insured should die within 31 days of the date that the policy terminate under the group contract, the full amount of insurance that could have been converted under this policy will be paid.


  In the case of the termination of the group contract, we may require that an insured under a policy be so insured for at least five years prior to the termination date in order to qualify for the above conversion privilege.


CONTINUATION OF GROUP COVERAGE

  If the insured's eligibility under a group contract ends, the owner's current group coverage may continue unless the policy is no longer in force or the limitations below are true as of the date eligibility ends:
(1) The group contract has terminated; or

(2) The owner has less than $10 in his or her net cash value after deduction of charges for the month in which eligibility ends.

  The insurance amount will not change unless the owner requests a change. We reserve the right to alter the monthly administration fee, not to exceed the maximum $4 charge, and the monthly cost of insurance charge, up to the maximum in Table A as shown in the policy, if the insurance is continued.

  Termination of the group contract by the contractholder or us will not terminate the insurance then in force under the terms of the continuation provision. The policy will be deemed to remain in force solely for the purpose of continuing such insurance, but without further obligation of the contractholder.

CHARGES
  Charges will be deducted in connection with the policies to compensate us for providing the insurance benefits set forth in the policies, administering the policies, incurring expenses in distributing the policies and assuming certain risks in connection with the policies. The charges for all policies under a group contract are shown on the specification pages of the policy.

PREMIUM EXPENSE CHARGES
PREMIUM TAX CHARGE We will deduct a charge of 2 percent of each premium received for premium taxes. This charge is to compensate us for our payment of premium taxes that are imposed by various states and local jurisdictions. Currently, the range of premium taxes imposed by the states varies from 0.75 percent to 3.5 percent. A state in which a policy is issued may impose a tax that is higher or lower than the charge deducted under the policy. Accordingly, the 2 percent charge may be higher or lower than the premium tax actually imposed on the policy.
FEDERAL TAX CHARGE Due to a 1990 federal tax law change under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"), as amended, insurance companies are generally required to capitalize and amortize certain policy acquisition expenses rather than currently deducting such expenses. This has resulted in an additional corporate income tax liability for insurance companies. For policies deemed to be group policies for purposes of OBRA, we make a charge of
0.25 percent of each premium payment to compensate us for the additional corporate taxes we pay for these policies. OBRA imposes a higher policy acquisition expense to be capitalized of policies deemed to be individual contracts under OBRA which results in significantly higher corporate income tax liability for those deemed individual contracts. Thus, under policies deemed to be individual contracts under OBRA, we make a charge of 1.25 percent of each premium payment. This additional charge is treated as a sales load for purposes of determining compliance with the limitations on sales loads imposed by the Investment Company Act of 1940 and applicable regulations thereunder.

SALES CHARGE We will deduct a sales charge from each premium paid under the policy. The maximum sales charge will be 5 percent of each premium paid. The sales charge for all policies under a group-sponsored program is partially based on the enrollment procedures selected by the group sponsor. Varying enrollment procedures require varying amount of effort and may be carried out by either the distributors of the policies, by us or by the group sponsor. The scope of the enrollment process, the level of services provided and how it is carried out will be determined by the group sponsor, and will be considered in determining a possible reduction in the 5 percent sales charge accordingly.

  Other elements of a group-sponsored program which affect our sales expenses will also be considered in determining a possible reduction in the 5 percent sales charge imposed on premium payments for policies. The reduction will be determined by us by weighing the following elements.
(1) The size and type of group to which the sales of the policies are made will be considered. Generally, sales expenses for a larger group of insureds are lower than for a small group because of our ability to implement a large number of sales per sales contact.
(2) The total amount of premium payments to be received will be considered as affecting per dollar sales expenses. Per dollar sales expenses are likely to be
24
   less on larger premium amounts received than on small premium amounts.
(3) Any prior existing relationship with us may affect sales expenses. Generally, sales expenses are likely to be less where there is a prior existing relationship because of the likelihood of implementing more sales per sales contact.
(4) The level of commissions paid to agents and brokers and their affiliated broker-dealers will be considered in the determination of the sales charge imposed on premium payments. Some broker-dealers may offer policies in connection with programs presented on a fee-for-service basis and may thereby elect to receive lower or no commissions for the sales of the policies thereby reducing our sales expense which can be reflected in a reduced sales charge.
(5) There may be other circumstances, of which we are not presently aware, which could result in reduced sales expenses.
  If, after a consideration of the foregoing factors, it is determined that there will be a reduction in sales expenses, we will provide a reduction in the imposition of the sales charge. In no event will reduction or elimination of the sales charge be permitted where that reduction or elimination would be unfairly discriminatory to any person or class of persons.
  In no event will the total sales charges on premiums paid exceed 5 percent. The sales charges will not change in the event that an owner is no longer eligible under a group-sponsored program and elects to exercise the continuation provision provided under the policy.
  The amount of sales load in any policy year cannot be specifically related to sales expenses for that year. To the extent that sales expenses are not recovered from the sales load, we will recover them from our other assets or surplus, which may include profits from the mortality and expense risk charge or the cost of insurance charge.

MONTHLY DEDUCTION
  As of the policy date and each subsequent monthly anniversary, we will deduct an amount from the net cash value of the owner's policy to cover certain charges and expenses incurred in connection with the policy. The monthly deduction consists of (1) an administration charge, (2) the cost of insurance charge and (3) the cost of any additional insurance benefits provided by rider. The monthly deduction will be assessed against the guaranteed account value and the separate account value in the same proportion that those values bear to each other and, as to the separate account, from each sub-account in the proportion that the sub-account value in such sub-account bears to the separate account value of the policy.

MONTHLY ADMINISTRATION CHARGE The amount of the monthly administration charge is shown on the specification pages of the policy and depends on the number of eligible members in a group-sponsored program at issue. The following table indicates the range of monthly charges under the policy:

      ELIGIBLE
      MEMBERS    CHARGE
      --------   ------
       250-499   $2.50
       500-999   $2.00
        1000+    $1.00

  For group-sponsored programs with fewer than 250 eligible members or additional administrative costs the monthly administrative charge may be higher, but will not exceed $4.00 per month.
  These charges are guaranteed not to increase over the life of the owner's policy while the insured is eligible under the group-sponsored program. We reserve the right to alter the administration fee upon the exercise of the continuation provision under the policy, though it shall not exceed the maximum $4.00 charge. This charge is not designed to produce a profit. In addition, where we believe that lower administrative costs will be incurred in connection with a particular group-sponsored program due to the number of eligible members or administrative support provided by the group sponsor, we may modify the above schedule for that group. The amount of the administration charge applicable to a particular group-sponsored program will be shown on the specification pages of the policy.
COST OF INSURANCE The cost of insurance is deducted on the policy date and on each succeeding monthly anniversary. Because the cost of insurance depends upon a number of variables, the cost will vary for each policy month. We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate by the net amount at risk for each policy month. The net
25
amount at risk for a policy month is the difference between the death benefit and the account value. The net amount at risk may be affected by changes in the account value or changes in the face amount of the policy.

  The cost of insurance rates are determined at the beginning of each policy year. The current cost of insurance rates will be determined based on expectations as to future mortality experience and expenses associated with providing the insurance coverage to the extent these expenses are not covered by the other policy charges. We currently issue policies on guaranteed issue or simplified underwriting bases without regard to the insured's gender. We also reserve the right to issue policies on another basis which we determine to be appropriate for the group.
  The current cost of insurance rates will be based on the attained age of the insured, the rate class of the insured and the gender mix (i.e., the proportion of men and women covered under a particular group contract). The cost of insurance rates generally increase as the insured's attained age increases. An insured's rate class is generally based on the expected number of potential insureds as well as other factors that may affect the mortality risks we assume in connection with a particular group-sponsored program. All other factors being equal, the cost of insurance rates generally decrease with a rate class as the expected number of potential insureds in the rate class increases. We reserve the right to change criteria on which a rate class will be based in the future.
  We will estimate the gender mix of the pool of insureds under a group contract upon issuance of the group contract. Each year on the group contract's anniversary, we may adjust the rate to reflect the actual gender mix for the particular group. In the event that the insured's eligibility under a group contract ceases, the cost of insurance rate will continue to reflect the gender mix of the pool of insureds at the time the insured's eligibility ceased. However, we reserve the right at some time in the future to base the gender mix and rate class on the group consisting of those insureds who are no longer under a group contract.
  The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the policy. These guaranteed rates are 125 percent of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table ("1980 CSO Table"). The guaranteed rates are higher than 100 percent of the maximum rates in the 1980 CSO Table because we use simplified underwriting procedures whereby the insured may not be required to submit to a medical or paramedical examination. The current cost of insurance rates are generally lower than 100 percent of the 1980 CSO Table. Any change in the current cost of insurance rates, except those changes made to adjust for changes in the gender mix of the pool of insureds under a particular group contract, will apply to all persons of the same attained age and rate class. (For purposes of computing net single premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, we will use 100 percent of the 1980 CSO Table.)

PARTIAL SURRENDER TRANSACTION CHARGE
  A transaction charge will be assessed against the net cash value for each partial surrender to cover the administrative costs incurred in processing the partial surrender. The amount of the charge is the lesser of $25 or 2 percent of the amount withdrawn. This charge will be assessed in the same manner as the monthly deduction. This charge is not designed to produce a profit.

SEPARATE ACCOUNT CHARGES
  We assess a mortality and expense risk charge directly against the assets held in the separate account. The mortality and expense risk charge compensates us for assuming the risks that cost of insurance charges will be insufficient to cover actual mortality experience and that the other charges will not cover our actual expenses in connection with the policies. The annual rate assessed against the average daily assets of the separate account is stated on the specification pages of the policy. This charge will never exceed .50 percent annually of the average net assets of the separate account.
  We reserve the right to deduct a charge against the separate account assets, or make other provisions for, any additional tax liability we may incur with respect to the separate account or the policies, to the extent that those liabilities exceed the amounts recovered through the deduction from
26
premiums for state premium taxes and federal taxes. No such charge or provision is made at the present time.

ADDITIONAL BENEFITS
  Subject to certain requirements, one or more of the following additional insurance benefits may be added to the policy by rider. However, some group contracts may not offer each of the additional benefits described below. Certain riders may not be available in all states. The descriptions below are intended to be general; the terms of the policy riders providing the additional benefits may vary from state to state, and the policy should be consulted. The cost of any additional insurance benefits will be deducted as part of the monthly deduction.

ACCELERATED BENEFITS AGREEMENT All policies, where allowed by state law, will be issued with the Accelerated Benefits Agreement. Eligibility requirements and conditions for payment of accelerated benefits are described in the agreement. The agreement provides for an accelerated payment of all or a portion of the death benefit proceeds in a single sum or any other mutually acceptable manner if the insured is terminally ill as defined in the agreement, provided the policy has not been assigned and it does not have an irrevocable beneficiary. All accelerated benefits will be paid to the insured unless the insured validly assigns them otherwise. If the insured dies before all payments have been made, we will pay the remainder to the beneficiary under the policy in one lump sum.

  The amount of accelerated benefit available will be the death benefit multiplied by the accelerated benefit factor. The accelerated benefit factor will be calculated using the following considerations: the insured's age, gender, and option applied for; and certain assumptions including, but not limited to, expected future premiums, future dividends at the scale in effect when making the calculation, and the insured's life expectancy. We will subtract a processing charge of up to $150 before paying the benefit. This charge is not designed to produce a profit.
  The addition of an Accelerated Benefits Agreement and/or the receipt of amounts under such an Agreement may have tax consequences. The insured should seek assistance from a personal tax adviser.
WAIVER AGREEMENT Provides for the waiver of the monthly deductions while the insured is totally disabled, subject to certain limitations described in the rider agreement. The insured must have become disabled before the age of 60. ACCIDENTAL DEATH AND DISMEMBERMENT Provides additional insurance if the insured dies or becomes dismembered as a result of an accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the policy will be paid upon receipt of proof by us that the death or dismemberment resulted directly from accidental injury and independently of all other causes. The death or dismemberment must occur within 180 days after the date of the injury and before the insured's 70th birthday.

CHILDREN'S RIDER Provides for term insurance on the insured's children, as specified in the rider. To be eligible for the insurance, the child must be of eligible age as indicated in the rider and be dependent upon the insured for financial support. Under terms of the rider, the death benefit will be payable to the person insured by the policy to which the rider is attached.

SPOUSE AND CHILD RIDER Provides for term insurance on the insured's spouse and children, as specified in the rider. To be eligible for the insurance, spouse and children must meet the eligibility requirements indicated in the rider. Under terms of the rider, the death benefit will be payable to the person insured by the policy to which the rider is attached.

POLICYHOLDER CONTRIBUTION RIDER Allows the contractholder to pay for all or a portion of the monthly charges under the policy without affecting the account value which may accumulate due to employee-paid net premiums. The portion of the net premium paid by the contractholder will be allocated to the guaranteed account. On the same day such premium is allocated, the charges the contractholder intends to cover will be deducted from the guaranteed account value.

GENERAL MATTERS RELATING TO THE POLICY

POSTPONEMENT OF PAYMENTS Normally, we will pay any policy proceeds within seven days after our receipt of all the documents required for such a payment. Other than the death proceeds, which are determined as of the date of death of the insured, the amount of payment will be determined as of the end of the valuation period during which a request is received at our home office. However, we reserve the right to defer policy payments, including policy loans, for up to six months from the date of the owner's request, if such payments are based upon policy values which do not depend on the investment performance of the separate account. In that case, if we postpone a payment other than a policy loan payment for more than 31 days, we will pay the owner interest at the greater of 4 percent per year or the minimum rate required by state law for the period beyond that time that payment is postponed. For payments based on policy values which do depend on the investment performance of the separate account, we may defer payment only: (a) for any period during which the New York Stock Exchange is closed for trading (except for normal holiday closing); or (b) when the Securities and Exchange Commission has determined that a state of emergency exists which may make such payment impractical.
THE POLICY The policy, the attached application, endorsements, any application for an increase in face amount and any application for reinstatement constitute the entire contract between the owner and us. Apart from the rights and benefits described in the policy and incorporated by reference into the group contract, the owner has no rights under the group contract. All statements made by the owner or insured in the application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the policy. Any change to the policy must be approved in writing by the President, a Vice President or Secretary of Minnesota Mutual. No agent has the authority to alter or modify any of the terms, conditions or agreements of the policy or to waive any of its provisions.

CONTROL OF POLICY The insured will be considered the owner of the policy unless another person is shown as the owner in the application. Ownership may be changed, however, by assigning the policy as described below. The owner is entitled to all rights provided by the policy, prior to its maturity date. After the maturity date, the owner cannot change the payee nor the mode of payment, unless otherwise provided in the policy. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one owner at a given time, all must exercise the rights of ownership. If the owner should die, and the owner is not the insured, the owner's interest will go to his or her estate unless otherwise provided.

BENEFICIARY The owner may name one or more beneficiaries on the application to receive the death benefit. The owner may choose to name a beneficiary that the owner cannot change without the beneficiary's consent. This is called an irrevocable beneficiary. If the owner has not named an irrevocable beneficiary, the owner has reserved the right to change the beneficiary by filing a subsequent written request with us. In that event, we will pay the death benefit to the beneficiary named in the most recent change of beneficiary request as provided for in the policy.

  If a beneficiary dies before the insured, that beneficiary's interest in the policy ends with that beneficiary's death. Only those beneficiaries who survive the insured will be eligible to share in the proceeds. If no beneficiary survives the insured we will pay the proceeds according to the following order of priority:

(1) The insured's lawful spouse, if living; otherwise

(2) The personal representative of the insured's estate.

CHANGE OF BENEFICIARY If the owner has reserved the right to change the beneficiary, the owner can file a written request with us to change the beneficiary. If the owner has named an irrevocable beneficiary, the written consent of the irrevocable beneficiary will be required. The owner's written request will not be effective until it is recorded in our home office records. After it has been so recorded, it will take effect as of the date the owner signed the request.
  However, if the insured dies before the request has been so recorded, the request will not be effective as to those proceeds we have paid before the owner's request was so recorded.

SETTLEMENT OPTIONS The death benefit proceeds of a policy will be payable if we receive due proof satisfactory to us of the insured's death while it is in force. The proceeds will be paid from our home office and in a single sum unless a settlement option has been selected.

  We will pay interest on the face amount of single sum death proceeds from the date of the insured's death until the date of payment at any annual rate to be determined by us, but never less than 4 percent per year, compounded annually, or the minimum rate required by state law. Death benefits proceeds arising from the account value, as under Option B, will continue to reflect the separate account experience until the time of payment of those amounts.

  The proceeds of a policy may be paid in other than a single sum and the owner may, during the lifetime of the insured, request that we pay the proceeds under one of the policy's settlement options. We may also use any other method of payment acceptable to both the owner and us. Unless the owner elects otherwise, a beneficiary may select a settlement option after the insured's death. A settlement option may be selected only if the payments are to be made to a natural person in that person's own right.
  Each settlement option is payable in fixed amounts as described below. A person electing a settlement option will be asked to sign an agreement covering the election which will state the terms and conditions of the payments. The payments do not vary with the investment performance of the separate account.

(1) INTEREST PAYMENTS This option will provide payment of interest on the proceeds at such times and for a period that is agreeable to the person electing the settlement option and us. Withdrawal of proceeds may be made in amounts of at least $500. At the end of the period, any remaining proceeds will be paid in either a single sum or under any other method we approve.
(2) FIXED PERIOD ANNUITY This is an annuity payable in monthly installments for a specified number of years, from one to twenty years. The amount of guaranteed payments for each $1,000 of proceeds applied would be shown on the settlement option agreement.
(3) LIFE ANNUITY This is an annuity payable monthly during the lifetime of the person who is to receive the income and terminating with the last monthly payment immediately preceding that person's death. We may require proof of the age and gender of the annuitant. The amount of guaranteed payments for each $1,000 of proceeds applied would be shown in the settlement option agreement. It would be possible under this option for the annuitant to receive only one annuity payment if he or she died prior to the due date of the second annuity payment, two if he or she died before the due date of the third annuity payment, etc.
(4) PAYMENTS OF A SPECIFIED AMOUNT This is an annuity payable in a specified amount until the proceeds and interest are fully paid.

  The minimum amount of interest we will pay under any settlement option is 4 percent per year, compounded annually, or the minimum rate required by state law. Additional interest earnings, if any, on deposits under a settlement option will be payable as determined by us.

POLICY CHANGES We reserve the right to limit the number of policy changes to one per policy year and to restrict such changes in the first policy year. For this purpose, changes include increases or decreases in face amount. No change will be permitted that would result in the death benefit under a policy being included in gross income due to not satisfying the requirements of Section
7702 of the Internal Revenue Code or any applicable successor provision. CONFORMITY WITH STATUTES If any provision in a policy is in conflict with the laws of the state governing the policy, the provision will be deemed to be amended to conform to such laws.
CLAIMS OF CREDITORS To the extent permitted by law, neither the policy nor any payment thereunder will be subject to the claims of creditors or to any legal process.
INCONTESTABILITY After a policy has been in force during the insured's lifetime for two years from the policy date, we cannot contest the insurance for any loss that is incurred more than two years after the policy date, unless the net cash value has dropped below the amount necessary to pay the insured's cost of insurance on the insured's life. However, if there has been an increase in the amount of insurance for which we required evidence of insurability, then, to the extent of the increase, any loss which occurs within
29
two years of the effective date of the increase will be contestable.
ASSIGNMENT The policy may be assigned. However, we will not be bound by any assignment unless it is in writing and filed at our home office in St. Paul, Minnesota, and we send the owner an acknowledged copy. We assume no responsibility for the validity or effect of any assignment of the policy or of any interest in it. Any claim made by an assignee will be subject to proof of the assignee's interest and the extent of the assignment. A valid assignment will take precedence over any claim of a beneficiary.
SUICIDE If the insured, whether sane or insane, dies by suicide, within two years of the original policy date, our liability will be limited to an amount equal to the premiums paid for the policy. If there has been a face amount increase for which we required evidence of insurability, and if the insured dies by suicide within two years from the effective date of the increase, our liability with respect to the increase will be limited to an amount equal to the premiums paid for that increase.
  If the insured is a Missouri citizen when the policy is issued, this provision does not apply on the issue date of the policy, or on the effective date of any increase in face amount, unless the insured intended suicide when the policy, or any increase in face amount, was applied for.

  If the insured is a citizen of Colorado or North Dakota, the duration of this suicide provision is for one year instead of two.

MISSTATEMENT OF AGE If the age of the insured has been misstated, the death benefit and account value will be adjusted. The adjustment will be the difference between two amounts accumulated with interest. These two amounts are:
(1) the monthly cost of insurance charges that were paid; and
(2) the monthly cost of insurance charges that should have been paid based on the insured's correct age.
  The interest rates used are the rates that were used in accumulating guaranteed account values for that time period.
DIVIDENDS The policies are participating policies. Each year we will determine if this class of policies and this policy will share in our divisible surplus. We call a share of this participation a dividend. We do not anticipate that dividends will be declared with respect to these policies.
  Dividends, if received, may be added to the owner's account value or, if the owner elects, they may be paid in cash.
  A dividend applied to account value will be allocated to the guaranteed account or to the sub-accounts of the separate account in accordance with the owner's current instructions for the allocation of net premiums. In the absence of instruction, dividends will be allocated to the guaranteed account value and separate account value in the same proportion that those account values bear to each other and, as to the account value in the separate account, to each sub-account in the proportion that the sub-account value bears to the separate account value.

REPORTS Each year we will send the owner a report. This report will show the policy's status on the policy anniversary. It will include the account value, the face amount and the variable death benefit as of the date of the report. It will also show the premiums paid during the year, policy loan activity and the policy value. The report will be sent to the owner without cost. The report will be as of a date within two months of its mailing.


GENERAL PROVISIONS OF THE GROUP CONTRACT

ISSUANCE The group contract will be issued upon receipt of an application for group insurance signed by a duly authorized officer of the group sponsor and acceptance by a duly authorized officer of Minnesota Mutual at our home office.


TERMINATION The contractholder may terminate this group policy by giving us 31 days prior written notice of the intent to terminate. In addition, we may terminate a group contract or any of its provisions on 61 days' notice. No individual may become insured under the group contract after the effective date of a notice of termination. However, if the group contract terminates, policies may be allowed to convert to individual coverage as described under the heading
"Conversion Right to an Individual Policy" on page    .


  Termination of the group contract by the contractholder or us will not terminate the insurance then in force under the terms of the continuation provision. The policy will be deemed to remain in force solely for the purpose of continuing such insurance, but without further obligation of the contractholder.

RIGHT TO EXAMINE GROUP CONTRACT The contractholder may terminate the group contract within 10 days, or that period required by law, after receiving it. To cancel the group contract, the contractholder should mail or deliver the group contract to us.

ENTIRE GROUP CONTRACT The group contract, the attached copy of the contractholder's application and any additional agreements constitute the entire contract between the contractholder and us. All statements made by the contractholder, any owner or any insured will be deemed representations and not warranties. A misstatement will not be used in any contest or to reduce claim under the group contract, unless it is in writing. A copy of the application containing such misstatement must have been given to the contractholder or to the insured or to his or her beneficiary, if any.

OWNERSHIP OF GROUP CONTRACT The contractholder owns the group contract. The group contract may be changed or amended by agreement between us and the contractholder without the consent of, or notice to, any person claiming rights or benefits under the group contract. However, unless the contractholder owns all of the certificates issued under the group contract, the contractholder does not have any ownership interest in the policies issued under the group contract. The rights and benefits under the policies of the owners, insureds and beneficiaries are as set forth in this prospectus and in the policies.
                                                     OTHER MATTERS
FEDERAL TAX STATUS
  The discussion contained herein is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. In addition, this discussion is based on our understanding of federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of current income tax laws or the current interpretations of the Internal Revenue Service.
  We are taxed as a "life insurance company" under the Internal Revenue Code. The operations of the separate account form a part of, and are taxed with, our other business activities. Currently, no federal income tax is payable by us on income dividends received by the separate account or on capital gains arising from the separate account's activities. The separate account is not taxed as a "regulated investment company" under the Code and it does not anticipate any change in that tax status.
  On the death of the insured, the death benefit provided by the policies will be excludable from the gross income of the beneficiary under Section 101(a) of the Internal Revenue Code. Under Section 7702 of the Code, life insurance contracts such as the policies will be treated as life insurance under the Code if certain tests are met. Guidance on how these tests are to be applied is limited.
  However, the Internal Revenue Service has issued proposed regulations that would specify what will be considered reasonable mortality charges under
Section 7702. In light of these proposed regulations and the other available guidance on the application of the tests under Section 7702, we generally believe that a policy issued in respect of a standard risk should meet the statutory definition of a life insurance contract under Section 7702. With respect to a policy issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), there is insufficient guidance to determine if such a policy would satisfy the Section 7702 definition of a life insurance contract. If it is subsequently determined that a policy does not satisfy Section 7702, we may take whatever steps are appropriate and necessary to attempt to cause such a policy to comply with Section 7702.

  Section 817(h) of the Code authorizes the Treasury to set standards by regulation or otherwise for the investments of the separate account to be "adequately diversified" in order for the policy to be treated as a life
31
insurance contract for federal tax purposes. The separate account, through the Funds, intends to comply with the diversification requirements prescribed in Regulations Section 1.817-5, which affect how the Funds' assets may be invested. Although the investment adviser of the Series Fund is an affiliate of Minnesota Mutual, Minnesota Mutual does not have control over the Fund or its investments. Nonetheless, Minnesota Mutual believes that each Portfolio of the Series Fund in which the separate account owns shares will be operated in compliance with the requirements prescribed by the Treasury.

  In certain circumstances, owners of variable life policies may be considered the owners, for federal income tax purposes, of the assets of a separate account used to support their policies. In those circumstances, income and gains from the separate account assets would be includable in the variable life owner's gross income. The IRS has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise the investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the contract owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also states that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."
  The ownership rights under the policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the owner of a policy has the choice of one or more sub-accounts in which to allocate net purchase payments and policy values, and may be able to transfer among sub-accounts more frequently than in such rulings. These differences could result in a policy owner being treated as the owner of the assets of the separate account. In addition, Minnesota Mutual does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. Minnesota Mutual therefore reserves the right to modify the policy as necessary to attempt to prevent a policy owner from being considered the owner of a pro rata share of the assets of the separate account.
  The following discussion assumes that the policy will qualify as a life insurance contract for federal income tax purposes.
  The owner is not currently taxed on any part of his or her interest until the owner actually receives cash from the policy. However, taxability may also be determined by the individual's contributions to the policy and prior policy activity. We also believe that policy loans will be treated as indebtedness and will not be currently taxable as income to the policy owner. However, a surrender or partial surrender may have tax consequences. On surrender, an owner will generally not be taxed on values received except to the extent that they exceed the gross premiums paid under the policy. An exception to this general rule occurs in the case of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and that results in a cash distribution to the owner in order for the policy to continue complying with the Section 7702 definitional limits. In that case, such distribution may be taxed in whole or in part as ordinary income (to the extent of any gain in the policy) under rules prescribed in Section 7702. Premiums for additional benefits are not used in the calculation for computing the tax on account values.

  It should be noted, however, that the tax treatment described above is available only for policies not described as a modified endowment contract. In general, the tests to make such a determination will have an impact on policies which have a high premium in relation to the death benefit. Thus, under these test, generally the cumulative premiums paid on a life insurance policy during the first seven contract years not exceed the sum of the net level premiums which would be paid under a seven-pay life policy. If the cumulative premiums during the first seven contract years exceed the seven-pay life premiums, the policy is a modified endowment contract.
  Modified endowment contracts would still be treated as life insurance with respect to the tax treatment of death proceeds and to the extent that the inside build-up of account value would not be taxed on a yearly basis. However, any amounts received by the owner, such as loans and amounts received from partial or total surrender of the contract would be subject to the same tax treatment as the same amounts received under an annuity (i.e., such distributions are generally treated as taxable income to the extent that the account value immediately before the distribution exceeds the investment in the policy). This annuity tax treatment includes the 10 percent additional income tax which would be imposed on the portion of any distribution that is included in income except where the distribution or loan is made on or after the owner attains age 59 1/2, or is attributable to the policy owner becoming disabled, or as part of a series of substantially equal periodic payments for the life of the policy owner or the joint lives of the policy owner and beneficiary.

  The modified endowment contract rules apply to all policies entered into on or after June 21, 1988. It should be noted, in addition, that a policy which is subject to a "material change" shall be treated as newly entered into on the date on which such material change takes effect. Appropriate adjustment shall be made in determining whether such a policy meets the seven-pay test by taking into account the previously existing cash surrender value. While certain adjustments described herein may result in a material change, the law provides that any cost of living increase described in the regulations and based upon an established broad-based index will not be treated as a material change if any increase is funded ratably over the remaining period during which premiums are required to be paid under the policy. To date, no regulations under this provision have been issued.
  Due to the policy's flexibility, classification of a policy as a modified endowment contract will depend upon the circumstances of each policy. Accordingly, a prospective policy owner should contact a competent tax adviser before purchasing a policy to determine the circumstances under which the policy would be a modified endowment contract. In addition, an owner should contact a competent tax adviser before paying any lump sum premiums or making any other change to, including an exchange of, a policy to determine whether that premium or change would cause the policy (or the new policy in the case of an exchange) to be treated as a modified endowment contract.

  All modified endowment contracts issued by us (or an affiliated company) to the same owner during any calendar year will be treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code. Additional rules may be promulgated under this provision to prevent avoidance of its effects through serial contracts or otherwise. For further information on current aggregation rules under this provision, see your own tax adviser. A life insurance policy received in exchange for a modified endowment contract will also be treated as a modified endowment contract. Accordingly, an owner should consult a tax adviser before effecting an exchange of any life insurance policy.

  Generally, interest paid on any loan under a life insurance contract which is owned by an individual is not deductible. Interest on any loan under a life insurance contract owned by a taxpayer may or may not be deductible. An owner should consult a competent tax adviser before deducting any loan interest.

  The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.

  Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of policy proceeds depend upon the circumstances of each policy owner or beneficiary. A competent tax adviser should be consulted for further information.
  It should be understood that the foregoing description of the federal income tax consequences under the policies is not exhaustive and that special rules are provided with respect to situations not discussed. Statutory changes in the Internal Revenue Code, with varying effective dates, and regulations adopted thereunder may also alter the tax consequences of specific factual situations. Due to the complexity of the applicable laws, tax advice may be needed by a person contemplating the purchase of a variable life insurance policy or exercising elections under such a policy. For further information, a qualified tax adviser should be consulted.
  At the present time, we make no charge to the separate account or from premium payments for any federal, state or local taxes (other than state premium taxes and federal taxes under OBRA) that we incur that may be attributable to such account or to the policies. We, however, reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the separate account or the policies.
34

TRUSTEES AND PRINCIPAL OFFICERS OF MINNESOTA MUTUAL

         Trustees                          Principal Occupation
         --------                          --------------------
 Giulio Agostini           Senior Vice President, Finance and Office
                           Administration, Minnesota Mining and Manufacturing
                           Company, Maplewood, Minnesota since July 1991, prior
                           thereto for more than five years Director, Finance
                           and Administration, Minnesota Mining and
                           Manufacturing--Italy
 Anthony L. Andersen       Chair-Board of Directors, H. B. Fuller Company, St.
                           Paul, Minnesota (Adhesive Products) since June 1995,
                           prior thereto for more than five years President and
                           Chief Executive Officer, H. B. Fuller Company
 John F. Grundhofer        President, Chairman and Chief Executive Officer,
                           First Bank System, Inc., Minneapolis, Minnesota
                           (Banking)
 Harold V. Haverty         Retired since May 1995, prior thereto, for more than
                           five years Chairman of the Board, President and
                           Chief Executive Officer, Deluxe Corporation,
                           Shoreview, Minnesota (Check Printing)
 Lloyd P. Johnson          Retired since May 1995, prior thereto, for more than
                           five years Chairman of the Board, Norwest
                           Corporation, Minneapolis, Minnesota (Banking)
 David S. Kidwell, Ph.D.   Dean and Professor of Finance, The Curtis L. Carlson
                           School of Management, University of Minnesota, since
                           August 1991; prior thereto, Dean of the School and
                           Professor, University of Connecticut, School of
                           Business Administration from 1988 to July 1991
 Reatha C. King, Ph.D.     President and Executive Director, General Mills
                           Foundation, Minneapolis, Minnesota
 Thomas E. Rohricht        Member, Doherty, Rumble & Butler Professional
                           Association, St. Paul, Minnesota (Attorneys)
 Terry N. Saario, Ph.D.    President, Northwest Area Foundation, St. Paul,
                           Minnesota (Private Regional Foundation)
 Robert L. Senkler         Chairman of the Board, President and Chief Executive
                           Officer, The Minnesota Mutual Life Insurance Company
                           since August 1995; prior thereto for more than five
                           years Vice President and Actuary, The Minnesota
                           Mutual Life Insurance Company
 Michael E. Shannon        Chairman and Chief Financial and Administrative
                           Officer, Ecolab Inc., St. Paul, Minnesota, since
                           August 1992, prior thereto President, Residential
                           Services Group, Ecolab Inc., St. Paul, Minnesota
                           from October 1990 to July 1992 (Develops and Markets
                           Cleaning and Sanitizing Products)
 Frederick T. Weyerhaeuser Chairman, Clearwater Management Company, St. Paul,
                           Minnesota (Financial Management)

  Principal Officers (other than Trustees)

         Name                               Position
         ----                               --------
 John F. Bruder       Senior Vice President
 Keith M. Campbell    Vice President
 Paul H. Gooding      Vice President and Treasurer
 Robert E. Hunstad    Executive Vice President
 James E. Johnson     Senior Vice President and Actuary
 Richard D. Lee       Vice President
 Joel W. Mahle        Vice President
 Dennis E. Prohofsky  Senior Vice President, General Counsel and Secretary
 Gregory S. Strong    Vice President and Actuary
 Terrence M. Sullivan Senior Vice President
 Randy F. Wallake     Senior Vice President

  All Trustees who are not also officers of Minnesota Mutual have had the principal occupation (or employers) shown for at least five years with the exception of Messrs. Agostini, Andersen and Shannon and Dr. Kidwell, whose prior employment is as indicated above. All officers of Minnesota Mutual have been employed by Minnesota Mutual for at least five years.

VOTING RIGHTS

  We will vote the shares of the Funds held in the various sub-accounts of the Variable Universal Life Account at regular and special shareholder meetings of the Funds in accordance with the owner's instructions. If, however, the Investment Company Act of 1940, as amended, or any regulation thereunder should change and we determine that it is permissible to vote the shares of the Funds in our own right, we may elect to do so. The number of votes as to which the owner has the right to instruct will be determined by dividing his or her sub-account value by the net asset value per share of the corresponding Portfolio of the Funds. Fractional shares will be counted. The number of votes as to which the owner has the right to instruct will be determined as of the date coincident with the date established by the Funds for determining shareholders eligible to vote at the meeting of the Funds. Voting instructions will be solicited in writing prior to the meeting in accordance with procedures established by the Funds. We will vote shares of the Funds held by the separate account as to which no instructions are received in proportion to the voting instructions which are received from policy owners with respect to all policies participating in the separate account. Each owner having a voting interest will receive proxy material, reports and other material relating to the Funds.

  We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in sub-classification or investment policies of the Funds or approve or disapprove an investment advisory contract of the Funds. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment adviser of one or more of the Funds if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or disapproved by state regulatory authorities on a determination that the change would be detrimental to the interests of policy owners or if we determine that the change would be inconsistent with the investment objectives of the Funds or would result in the purchase of securities for the Funds which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives. In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in the owner's next semi-annual report.

DISTRIBUTION OF POLICIES

The policies will be sold by state licensed life insurance producers who are also registered representatives of MIMLIC Sales Corporation ("MIMLIC Sales") or of other broker-dealers who have entered into selling agreements with MIMLIC Sales. MIMLIC Sales acts as principal underwriter for the policies. MIMLIC Sales is a wholly-owned subsidiary of MIMLIC Asset Management Company, which in turn is a wholly-owned subsidiary of Minnesota Mutual. MIMLIC Asset Management Company is a registered investment adviser and the investment adviser to the MIMLIC Series Fund, Inc.

  MIMLIC Sales Corporation, whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The policies are sold in the states where their sale is lawful. The insurance underwriting and the determination of a proposed insured's risk classification and whether to accept or reject an application for a policy is done in accordance with our rules and standards.

  Commissions to registered representatives on the sale of policies include a payment of 40 percent on the portion of all premiums paid in the initial year to cover the cost of insurance and 4 percent of all premiums paid in the initial year in excess of the amount to cover the cost of insurance. On all premiums paid to the policy after the initial year, the commission paid is equal to 4 percent of those premiums. The payment of commissions at that level will be in those case situations where full service is required by the registered representative, the group of insureds is relatively small, there is a relative lack of client sophistication with respect to the policy, individual enrollment is required, premium payments are relatively small and the group sponsor or group contractholder has no prior relationship with us. In those circumstances, the commission payments will be as described, and whether payments are made at the time of sale or as part of an asset-based commission schedule, the total commission paid will be the equivalent or less than that described.

  In other situations where agent involvement in the sale is either reduced or supported by home office activities, the commission schedule may be reduced to reflect this lessened sales activity. In addition, other circumstances may affect the level of commissions or other sales expenses. These considerations include the type of policy sold, the size of the group, the sophistication of the client, the total amount of premium payments made under the policy or group arrangement, the level of sales support provided and the presence of any prior existing relationship with the group sponsor or group contractholder. In addition, there may be other circumstances of which we are not presently aware which could result in reduced sales expenses and the imposition of reduced charges.
  In addition, MIMLIC Sales or Minnesota Mutual will pay, based uniformly on the sales of the policies by registered representatives, credits which allow registered representatives (agents) who are responsible for sales of the policies to attend conventions and other meetings sponsored by Minnesota Mutual or its affiliates for the purpose of promoting the sale of insurance and/or investment products offered by Minnesota Mutual and its affiliates. Such credits may cover the registered representatives' transportation, hotel accommodations, meals, registration fees, etc.

LEGAL MATTERS

  Legal matters in connection with federal securities laws applicable to the issue and sale of the policies have been passed upon by Jones & Blouch L.L.P., 1025 Thomas Jefferson Street, N.W., Suite 405 West, Washington, D.C. 20007. All other legal matters, including the right to issue such policies under Minnesota law and applicable regulations thereunder, have been passed upon by Donald F. Gruber, Senior Counsel of Minnesota Mutual.

LEGAL PROCEEDINGS
  As an insurance company, we are ordinarily involved in litigation. Minnesota Mutual is of the opinion that such litigation is not material with respect to the policies or the separate account.

EXPERTS

  The separate financial statements of Minnesota Mutual Variable Universal Life Account and Minnesota Mutual included in this prospectus have been audited by KPMG Peat Marwick LLP, independent auditors, 4200 Norwest Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, whose reports thereon appear elsewhere herein, and have been so included in reliance upon the authority of said firm as experts in accounting and auditing.
  Actuarial matters included in this prospectus have been examined by Robert
M. Olafson, F.S.A., Second Vice President and Actuary of Minnesota Mutual, as stated in his opinion filed as an exhibit to the Registration Statement.

REGISTRATION STATEMENT
  We have filed a Registration Statement under the Securities Act of 1933, as amended, with the Securities and Exchange Commission with respect to the policies offered hereby. This prospectus does not contain all the information set forth in the registration statement and amendments thereto and the exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the separate account, Minnesota Mutual, and the policies. Statements contained in this prospectus as to the contents of policies and other legal instruments are summaries, and reference is made to such instruments as filed.

                                                   INDEPENDENT AUDITORS' REPORT

The Board of Trustees of The Minnesota Mutual Life Insurance Company

and Policy Owners of Minnesota Mutual Variable Universal Life Account:

  We have audited the accompanying statements of assets and liabilities of the Growth, Bond, Money Market, Asset Allocation, Mortgage Securities, Index 500, Capital Appreciation, International Stock, Small Company and Value Stock Segregated Sub-Accounts of Minnesota Mutual Variable Universal Life Account as of December 31, 1995 and the related statements of operations, statements of changes in net assets and financial highlights for the period from March 8, 1995, commencement of operations, to December 31, 1995. These financial statements and the financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investments owned at December 31, 1995 were verified by examination of the underlying portfolios of MIMLIC Series Fund, Inc. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Growth, Bond, Money Market, Asset Allocation, Mortgage Securities, Index 500, Capital Appreciation, International Stock, Small Company and Value Stock Segregated Sub-Accounts of Minnesota Mutual Variable Universal Life Account at December 31, 1995 and the results of their operations, changes in their net assets, and the financial highlights for the period stated in the first paragraph above, in conformity with generally accepted accounting principles.

                                        KPMG Peat Marwick LLP

Minneapolis, Minnesota

February 16, 1996

 MINNESOTA MUTUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                   STATEMENTS OF ASSETS AND LIABILITIES


                             DECEMBER 31, 1995


                                                           SEGREGATED SUB-ACCOUNTS
                          ------------------------------------------------------------------------------------------
                                       MONEY    ASSET     MORTGAGE   INDEX    CAPITAL    INTERNATIONAL  SMALL  VALUE
         ASSETS           GROWTH BOND  MARKET ALLOCATION SECURITIES   500   APPRECIATION     STOCK     COMPANY STOCK
         ------           ------ ----- ------ ---------- ---------- ------- ------------ ------------- ------- -----
Investments in shares of
MIMLIC Series Fund,
Inc.:
 Growth Portfolio, 2,855
 shares at net asset
 value of $2.210 per
 share (cost $6,029)      $6,308   --    --       --         --         --       --            --         --     --
 Bond Portfolio, 1,368
 shares at net asset
 value of $1.332 per
 share (cost $1,718)         --  1,822   --       --         --         --       --            --         --     --
 Money Market Portfolio,
 1,194 shares at net as-
 set value of $1.000 per
 share (cost $1,194)         --    --  1,194      --         --         --       --            --         --     --
 Asset Allocation Port-
 folio, 1,508 shares at
 net asset value of
 $1.826 per share (cost
 $2,637)                     --    --    --     2,754        --         --       --            --         --     --
 Mortgage Securities
 Portfolio, 974 shares
 at net asset value of
 $1.207 per share (cost
 $1,117)                     --    --    --       --       1,175        --       --            --         --     --
 Index 500 Portfolio,
 263,279 shares at net
 asset value of $2.023
 per share (cost
 $505,011)                   --    --    --       --         --     532,725      --            --         --     --
 Capital Appreciation
 Portfolio, 2,912 shares
 at net asset value of
 $2.160 per share (cost
 $6,268)                     --    --    --       --         --         --     6,292           --         --     --
 International Stock
 Portfolio, 2,735 shares
 at net asset value of
 $1.410 per share (cost
 $3,753)                     --    --    --       --         --         --       --          3,858        --     --
 Small Company Portfo-
 lio, 26,310 shares at
 net asset value of
 $1.602 per share (cost
 $39,609)                    --    --    --       --         --         --       --            --      42,161    --
 Value Stock Portfolio,
 3,555 shares at net as-
 set value of $1.312 per
 share (cost $4,628)         --    --    --       --         --         --       --            --         --   4,664
                          ------ ----- -----    -----      -----    -------    -----         -----     ------  -----
                           6,308 1,822 1,194    2,754      1,175    532,725    6,292         3,858     42,161  4,664
Receivable from Minne-
sota Mutual for contract
purchase payments            183    38   143      190        --         349      396           132        127    302
Receivable from MIMLIC
Series Fund, Inc. for
investments sold             101    10     1       34         18      7,997       53            13        373     41
Dividends receivable
from MIMLIC Series Fund,
Inc.                         --    --      1      --         --         --       --            --         --     --
                          ------ ----- -----    -----      -----    -------    -----         -----     ------  -----
   Total assets            6,592 1,870 1,339    2,978      1,193    541,071    6,741         4,003     42,661  5,007
                          ------ ----- -----    -----      -----    -------    -----         -----     ------  -----
       LIABILITIES
       -----------
Payable to MIMLIC Series
Fund, Inc. for
investments purchased        183    38   143      190        --         349      396           132        127    302
Payable to Minnesota Mu-
tual for contract termi-
nations and mortality
and expense charges          101    10     1       34         18      7,997       53            13        373     41
                          ------ ----- -----    -----      -----    -------    -----         -----     ------  -----
   Total liabilities         284    48   144      224         18      8,346      449           145        500    343
                          ------ ----- -----    -----      -----    -------    -----         -----     ------  -----
NET ASSETS APPLICABLE TO
POLICY OWNERS             $6,308 1,822 1,195    2,754      1,175    532,725    6,292         3,858     42,161  4,664
                          ====== ===== =====    =====      =====    =======    =====         =====     ======  =====
UNITS OUTSTANDING          5,717 1,708 1,163    2,487      1,116    457,639    5,583         3,688     34,825  4,016
                          ====== ===== =====    =====      =====    =======    =====         =====     ======  =====
NET ASSET VALUE PER UNIT  $1.103 1.067 1.027    1.107      1.053      1.164    1.127         1.046      1.210  1.161
                          ====== ===== =====    =====      =====    =======    =====         =====     ======  =====


              See accompanying notes to financial statements.

             MINNESOTA MUTUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                         STATEMENTS OF OPERATIONS

 FOR THE PERIOD FROM MARCH 8, 1995, COMMENCEMENT OF OPERATIONS, TO DECEMBER 31,
                                   1995

                                                           SEGREGATED SUB-ACCOUNTS
                          ---------------------------------------------------------------------------------------------
                                       MONEY    ASSET     MORTGAGE   INDEX     CAPITAL    INTERNATIONAL  SMALL   VALUE
                          GROWTH BOND  MARKET ALLOCATION SECURITIES   500    APPRECIATION     STOCK     COMPANY  STOCK
                          ------ ----  ------ ---------- ---------- -------  ------------ ------------- -------  ------
Investment income
(loss):
 Investment income dis-
 tributions from under-
 lying mutual funds        $ --   --     31        --         --         --         --          --          48       32
 Mortality and expense
 charges (note 3)            (9)  (4)    (3)       (5)        (3)      (599)       (10)         (6)        (74)      (7)
                           ----  ---    ---     -----       ----    -------     ------        ----      ------   ------
     Investment income
     (loss)--net             (9)  (4)    28        (5)        (3)      (599)       (10)         (6)        (26)      25
                           ----  ---    ---     -----       ----    -------     ------        ----      ------   ------
Realized and unrealized
gains on investments--
net:
 Realized gain distri-
 butions from under-
 lying mutual fund           --   --     --        --         --         --         --          --         417      174
                           ----  ---    ---     -----       ----    -------     ------        ----      ------   ------
 Realized gains on
 sales of investments
 (note 4):
   Proceeds from sales      630   57     10     1,041        111     48,401      1,760         107       3,715    1,706
   Cost of investments
   sold                    (611) (55)   (10)     (982)      (109)   (47,208)    (1,645)       (105)     (3,506)  (1,568)
                           ----  ---    ---     -----       ----    -------     ------        ----      ------   ------
                             19    2     --        59          2      1,193        115           2         209      138
                           ----  ---    ---     -----       ----    -------     ------        ----      ------   ------
     Net realized gains
     on investments          19    2     --        59          2      1,193        115           2         626      312
                           ----  ---    ---     -----       ----    -------     ------        ----      ------   ------
Net change in unrealized
appreciation or
depreciation of
investments                 279  104     --       117         58     27,714         24         105       2,552       36
                           ----  ---    ---     -----       ----    -------     ------        ----      ------   ------
     Net gains on in-
     vestments              298  106     --       176         60     28,907        139         107       3,178      348
                           ----  ---    ---     -----       ----    -------     ------        ----      ------   ------
     Net increase in net
     assets resulting
     from operations       $289  102     28       171         57     28,308        129         101       3,152      373
                           ====  ===    ===     =====       ====    =======     ======        ====      ======   ======

              See accompanying notes to financial statements.

 MINNESOTA MUTUAL VARIABLE UNIVERSAL LIFE ACCOUNT

                    STATEMENTS OF CHANGES IN NET ASSETS

 FOR THE PERIOD FROM MARCH 8, 1995, COMMENCEMENT OF OPERATIONS, TO DECEMBER 31,
                                   1995

                                                           SEGREGATED SUB-ACCOUNTS
                         ------------------------------------------------------------------------------------------------
                                        MONEY     ASSET     MORTGAGE   INDEX     CAPITAL    INTERNATIONAL  SMALL   VALUE
                         GROWTH  BOND   MARKET  ALLOCATION SECURITIES   500    APPRECIATION     STOCK     COMPANY  STOCK
                         ------  -----  ------  ---------- ---------- -------  ------------ ------------- -------  ------
Operations:
 Investment income
 (loss)--net             $   (9)    (4)    28         (5)       (3)      (599)       (10)          (6)       (26)      25
 Net realized gains on
 investments                 19      2     --         59         2      1,193        115            2        626      312
 Net change in
 unrealized apprecia-
 tion or depreciation
 of investments             279    104     --        117        58     27,714         24          105      2,552       36
                         ------  -----  -----     ------     -----    -------     ------        -----     ------   ------
Net increase in net as-
sets resulting from op-
erations                    289    102     28        171        57     28,308        129          101      3,152      373
                         ------  -----  -----     ------     -----    -------     ------        -----     ------   ------
Policy transactions
(notes 3 and 5):
 Policy purchase pay-
 ments                    6,640  1,773  1,174      3,619     1,226    552,219      7,913        3,858     42,650    5,990
 Policy withdrawals and
 charges                   (621)   (53)    (7)    (1,036)     (108)   (47,802)    (1,750)        (101)    (3,641)  (1,699)
                         ------  -----  -----     ------     -----    -------     ------        -----     ------   ------
Increase in net assets
from policy transac-
tions                     6,019  1,720  1,167      2,583     1,118    504,417      6,163        3,757     39,009    4,291
                         ------  -----  -----     ------     -----    -------     ------        -----     ------   ------
Increase in net assets    6,308  1,822  1,195      2,754     1,175    532,725      6,292        3,858     42,161    4,664
Net assets at the be-
ginning of period            --     --     --         --        --         --         --           --         --       --
                         ------  -----  -----     ------     -----    -------     ------        -----     ------   ------
Net assets at the end
of period                $6,308  1,822  1,195      2,754     1,175    532,725      6,292        3,858     42,161    4,664
                         ======  =====  =====     ======     =====    =======     ======        =====     ======   ======

              See accompanying notes to financial statements.

                               MINNESOTA MUTUAL VARIABLE UNIVERSAL LIFE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

(1)ORGANIZATION

The Minnesota Mutual Variable Universal Life Account (the Account) was established on August 8, 1994 as a segregated asset account of The Minnesota Mutual Life Insurance Company (Minnesota Mutual) under Minnesota law and is registered as a unit investment trust under the Investment Company Act of 1940 (as amended). The account commenced operations on March 8, 1995. The Account currently has ten segregated sub-accounts to which policy owners may allocate their purchase payments.

  The assets of each segregated sub-account are held for the exclusive benefit of the group-sponsored variable universal life insurance policy owners and are not chargeable with liabilities arising out of the business conducted by any other account or by Minnesota Mutual. Variable universal life policy owners allocate their purchase payments to one or more of the ten segregated sub-accounts. Such payments are then invested in shares of MIMLIC Series Fund, Inc. (the Fund) which was organized by Minnesota Mutual as the investment vehicle for its variable life insurance policies and variable annuity contracts. The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Payments allocated to the Growth, Bond, Money Market, Asset Allocation, Mortgage Securities, Index 500, Capital Appreciation, International Stock, Small Company and Value Stock segregated sub-accounts are invested in shares of the Growth, Bond, Money Market, Asset Allocation, Mortgage Securities, Index 500, Capital Appreciation, International Stock, Small Company and Value Stock Portfolios of the Fund, respectively.

  MIMLIC Sales Corporation acts as the underwriter for the Account. MIMLIC Asset Management Company acts as the investment adviser for the Fund. MIMLIC Sales Corporation is a wholly-owned subsidiary of MIMLIC Asset Management Company. MIMLIC Asset Management Company is a wholly-owned subsidiary of Minnesota Mutual.

(2)SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

Investments in MIMLIC Series Fund, Inc.

Investments in shares of the Fund portfolios are stated at market value which is the net asset value per share as determined daily by the Fund. Investment transactions are accounted for on the date the shares are purchased or sold. The cost of investments sold is determined on the average cost method. All dividend distributions received from the Fund are reinvested in additional shares of the Fund and are recorded by the sub-accounts on the ex-dividend date.

Federal Income Taxes

The Account is treated as part of Minnesota Mutual for federal income tax purposes. Under current interpretations of existing federal income tax law, no income taxes are payable on investment income or capital gain distributions received by the Account from the Fund.

(3)MORTALITY AND EXPENSE AND OTHER POLICY CHARGES

The mortality and expense charge paid to Minnesota Mutual is computed daily and is equal, on an annual basis, to .50% of the average daily net assets of the Account. This charge is an expense of the Account and is deducted daily from net assets of the Account.

 MINNESOTA MUTUAL VARIABLE UNIVERSAL LIFE ACCOUNT

(3)MORTALITY AND EXPENSE AND OTHER POLICY CHARGES (CONTINUED)

  Policy purchase payments are reflected net of the following charges paid to Minnesota Mutual:

    A sales load of up to 5 percent is deducted from each premium payment. Total sales charges deducted from premium payments for the period from March 8, 1995 to December 31, 1995 amounted to $311.

    A premium tax charge in the amount of 2 percent is deducted from each premium payment. Premium taxes are paid to state and local governments. Total premium tax charges deducted from premium payments for the period from March 8, 1995 to December 31, 1995 amounted to $827.

    A federal tax charge of .25 percent for group-sponsored policies and 1.25 percent for an individual policy is deducted from each premium payment. The federal tax charge is paid to offset additional corporate federal income taxes incurred by Minnesota Mutual under the Omnibus Budget Reconciliation Act of 1990. Total federal tax charges for the period from March 8, 1995 to December 31, 1995 amounted to $103.

  In addition to deductions from premium payments, an administration charge, a partial surrender charge, a cost of insurance charge and a charge for additional benefits provided by rider, if any, are assessed from the actual cash value of each policy. These charges are paid by redeeming units of the Account held by the policy owner. The administration charge varies based upon the number of eligible members in a group-sponsored program and ranges from $1 to $4 per month. The partial surrender charge is to cover administrative costs incurred by Minnesota Mutual. The amount of the partial surrender charge is the lesser of $25 or 2 percent of the amount withdrawn.

  The cost of insurance charge varies with the amount of insurance, the insured's age, rate class of the insured and gender mix of the group-sponsored contract.

  The total of cash value charges for the period from March 8, 1995 to December 31, 1995 for each segregated sub-account are as follows:

Growth                $   516
Bond                       53
Money Market                7
Asset Allocation          151
Mortgage Securities       108
Index 500              47,802
Capital Appreciation      253
International Stock        68
Small Company           2,093
Value Stock               157

(4)INVESTMENT TRANSACTIONS

The Account's purchases of Fund shares, including reinvestment of dividend distributions, were as follows during the period from March 8, 1995 to December 31, 1995:

Growth Portfolio                $ 6,640
Bond Portfolio                    1,773
Money Market Portfolio            1,204
Asset Allocation Portfolio        3,619
Mortgage Securities Portfolio     1,226
Index 500 Portfolio             552,219
Capital Appreciation Portfolio    7,913
International Stock Portfolio     3,858
Small Company Portfolio          43,115
Value Stock Portfolio             6,196

                               MINNESOTA MUTUAL VARIABLE UNIVERSAL LIFE ACCOUNT

(5)UNIT ACTIVITY FROM POLICY TRANSACTIONS

Transactions in units for each segregated sub-account for the period from March 8, 1995 to December 31, 1995 were as follows:

                                        SEGREGATED SUB-ACCOUNTS
                        ---------------------------------------------------------
                                                              ASSET     MORTGAGE
                        GROWTH       BOND     MONEY MARKET  ALLOCATION SECURITIES
                        -------  ------------ ------------- ---------- ----------
Units outstanding at
 December 31, 1994          --         --           --           --         --
  Policy purchase pay-
   ments                  6,300      1,759        1,170        3,444      1,222
  Deductions for policy
   withdrawals and
   charges                 (583)       (51)          (7)        (957)      (106)
                        -------     ------        -----       ------     ------
Units outstanding at
 December 31, 1995        5,717      1,708        1,163        2,487      1,116
                        =======     ======        =====       ======     ======
                                        SEGREGATED SUB-ACCOUNTS
                        ---------------------------------------------------------
                         INDEX     CAPITAL    INTERNATIONAL   SMALL      VALUE
                          500    APPRECIATION     STOCK      COMPANY     STOCK
                        -------  ------------ ------------- ---------- ----------
Units outstanding at
 December 31, 1994          --         --           --           --         --
  Policy purchase pay-
   ments                500,879      7,072        3,786       37,910      5,499
  Deductions for policy
   withdrawals and
   charges              (43,240)    (1,489)         (98)      (3,085)    (1,483)
                        -------     ------        -----       ------     ------
Units outstanding at
 December 31, 1995      457,639      5,583        3,688       34,825      4,016
                        =======     ======        =====       ======     ======

(6)FINANCIAL HIGHLIGHTS

The following table for each segregated sub-account shows certain data for an accumulation unit outstanding during the period from March 8, 1995, commencement of operations, to December 31, 1995

                                                                ASSET     MORTGAGE
                           GROWTH      BOND     MONEY MARKET  ALLOCATION SECURITIES
                           ------  ------------ ------------- ---------- ----------
Unit value, beginning of
 period                    $1.000     1.000         1.000       1.000      1.000
                           ------     -----         -----       -----      -----
Income from investment
 operations:
  Net investment income
   (loss)                   (.003)    (.003)         .027       (.003)     (.003)
  Net gains or losses on
   securities (both real-
   ized and unrealized)      .106      .070           --         .110       .056
                           ------     -----         -----       -----      -----
    Total from investment
     operations              .103      .067          .027        .107       .053
                           ------     -----         -----       -----      -----
Unit value, end of period  $1.103     1.067         1.027       1.107      1.053
                           ======     =====         =====       =====      =====
                           INDEX     CAPITAL    INTERNATIONAL   SMALL      VALUE
                            500    APPRECIATION     STOCK      COMPANY     STOCK
                           ------  ------------ ------------- ---------- ----------
Unit value, beginning of
 period                    $1.000     1.000         1.000       1.000      1.000
                           ------     -----         -----       -----      -----
Income from investment
 operations:
  Net investment income
   (loss)                   (.003)    (.003)        (.003)      (.001)      .012
  Net gains or losses on
   securities (both real-
   ized and unrealized)      .167      .130          .049        .211       .149
                           ------     -----         -----       -----      -----
    Total from investment
     operations              .164      .127          .046        .210       .161
                           ------     -----         -----       -----      -----
Unit value, end of period  $1.164     1.127         1.046       1.210      1.161
                           ======     =====         =====       =====      =====

 INDEX TO FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES
                  THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY

                                                                            Page
Independent Auditors' Report...............................................   1
Balance Sheets.............................................................   2
Statements of Operations and Policyowners' Surplus.........................   3
Statements of Cash Flows...................................................   4
Notes to Financial Statements..............................................   5
Financial Statement Schedules:
  I. Summary of Investments--Other than Investments in Related Parties.....  15
  V. Supplementary Insurance Information...................................  16
  VI. Reinsurance..........................................................  17

I

                                             INDEPENDENT AUDITORS' REPORT
The Board of Trustees
The Minnesota Mutual Life Insurance Company:

  We have audited the accompanying balance sheets of The Minnesota Mutual Life Insurance Company as of December 31, 1995 and 1994 and the related statements of operations and policyowners' surplus and cash flows for each of the years in the three-year period ended December 31, 1995. In connection with our audits of the financial statements, we also have audited the financial statement schedules as listed in the accompanying index. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Minnesota Mutual Life Insurance Company as of December 31, 1995 and 1994, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1995, in conformity with generally accepted accounting principles (notes 2 and 11). Also in our opinion, the related financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

                                     KPMG Peat Marwick LLP

Minneapolis, Minnesota
February 7, 1996

 THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY
BALANCE SHEETS

DECEMBER 31, 1995 AND 1994

                                     ASSETS

                                                      1995        1994
                                                   ----------- ----------
                                                       (IN THOUSANDS)
Bonds                                              $ 5,488,876 $5,134,554
Common stocks                                          279,353    209,958
Mortgage loans                                         754,501    598,186
Real estate, including Home Office property             76,639     76,346
Other invested assets                                   90,264     60,604
Policy loans                                           197,555    185,599
Investments in subsidiary companies                    197,413    155,404
Cash and short-term securities                          99,031    112,869
Premiums deferred and uncollected                      116,878    125,422
Other assets                                           147,155    134,594
                                                   ----------- ----------
   Total assets, excluding separate accounts         7,447,665  6,793,536
Separate account assets                              2,609,396  1,750,680
                                                   ----------- ----------
    Total assets                                   $10,057,061 $8,544,216
                                                   =========== ==========

                     LIABILITIES AND POLICYOWNERS' SURPLUS

Liabilities:
  Policy reserves:
   Life insurance                                  $ 2,129,336 $1,981,469
   Annuities and other fund deposits                 3,322,866  3,179,279
   Accident and health                                 369,273    343,241
  Policy claims in process of settlement                50,512     53,670
  Dividends payable to policyowners                    107,366    100,287
  Other policy liabilities                             403,683    388,538
  Asset valuation reserve                              201,721    165,341
  Interest maintenance reserve                          32,899     19,922
  Federal income taxes                                  40,195     35,050
  Other liabilities                                    237,434    186,575
                                                   ----------- ----------
    Total liabilities, excluding separate accounts   6,895,285  6,453,372
  Separate account liabilities                       2,560,211  1,708,529
                                                   ----------- ----------
    Total liabilities                                9,455,496  8,161,901
Policyowners' surplus
  Surplus notes                                        124,967         --
  Unassigned funds                                     476,598    382,315
                                                   ----------- ----------
   Total policyowners' surplus                         601,565    382,315
    Total liabilities and policyowners' surplus    $10,057,061 $8,544,216
                                                   =========== ==========

                See accompanying notes to financial statements.

                                    THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND POLICYOWNERS' SURPLUS

YEARS ENDED DECEMBER 31, 1995, 1994, AND 1993

                            STATEMENTS OF OPERATIONS

                                               1995        1994        1993
                                            ----------  ----------  ----------
                                                     (IN THOUSANDS)
Revenues:
  Premiums, annuity considerations and fund
   deposits                                 $1,473,666  $1,424,352  $1,289,954
  Net investment income                        524,671     488,813     493,011
                                            ----------  ----------  ----------
   Total revenues                            1,998,337   1,913,165   1,782,965
                                            ----------  ----------  ----------
Benefits and expenses:
  Policyowner benefits                       1,138,723   1,259,685   1,131,638
  Increase in policy reserves                  260,482      94,116     122,280
  General insurance expenses and taxes         299,348     279,022     268,041
  Commissions                                   78,642      75,443      70,899
  Federal income taxes                          46,135      49,626      36,656
                                            ----------  ----------  ----------
   Total benefits and expenses               1,823,330   1,757,892   1,629,514
                                            ----------  ----------  ----------
   Gain from operations before net realized
    capital gains and dividends                175,007     155,273     153,451
  Realized capital gains, net of tax            29,358      18,559       2,907
                                            ----------  ----------  ----------
   Gain from operations before dividends       204,365     173,832     156,358
Dividends to policyowners                      115,659     108,709      97,937
                                            ----------  ----------  ----------
   Net income                               $   88,706  $   65,123  $   58,421
                                            ==========  ==========  ==========

                      STATEMENTS OF POLICYOWNERS' SURPLUS

Policyowners' surplus, beginning of year    $  382,315  $  347,900  $  264,542
  Surplus notes                                124,967          --          --
  Net income                                    88,706      65,123      58,421
  Net change in unrealized capital gains
   and losses                                   49,761        (317)      3,286
  Change in asset valuation reserve            (36,380)    (29,405)    (17,002)
  Change in policy reserve bases               (10,828)      1,463          --
  Change in separate account surplus             7,579      (3,764)      5,623
  Guaranty fund certificate redemption              --          --      19,171
  Business combination                              --          --      16,684
  Other, net                                    (4,555)      1,315      (2,825)
                                            ----------  ----------  ----------
Policyowners' surplus, end of year          $  601,565  $  382,315  $  347,900
                                            ==========  ==========  ==========


                See accompanying notes to financial statements.

 THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY
STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 1995, 1994, AND 1993

CASH PROVIDED:                                   1995        1994       1993
--------------                                ----------  ---------- ----------
                                                       (IN THOUSANDS)
From operations:
 Revenues:
  Premiums, annuity considerations and fund
   deposits                                   $1,480,303  $1,474,471 $1,252,183
  Net investment income                          496,421     468,927    473,487
                                              ----------  ---------- ----------
   Total receipts                              1,976,724   1,943,398  1,725,670
                                              ----------  ---------- ----------
 Benefits and expenses paid:
  Policyowner benefits                         1,139,133   1,301,060  1,069,090
  Dividends to policyowners                      109,249     103,634     97,697
  Commissions and expenses                       392,337     360,150    348,397
  Federal income taxes                            61,245      40,482     50,994
                                              ----------  ---------- ----------
   Total payments                              1,701,964   1,805,326  1,566,178
                                              ----------  ---------- ----------
    Cash provided from operations                274,760     138,072    159,492
Proceeds from investments sold, matured or
 repaid:
 Bonds                                         1,713,579   1,031,279  1,631,215
 Common stocks                                   205,757     113,228    113,945
 Mortgage loans                                  112,954     152,418    265,356
 Real estate                                      15,948      17,571     10,100
 Other invested assets                            10,618      16,831     17,266
Surplus notes                                    124,967          --         --
Separate account redemption                        2,041      14,519         --
Business combination                                  --          --     24,628
Other sources, net                                77,772      58,072     53,531
                                              ----------  ---------- ----------
    Total cash provided                        2,538,396   1,541,990  2,275,533
                                              ----------  ---------- ----------
CASH APPLIED:
-------------
Cost of investments acquired:
 Bonds                                         2,026,116   1,146,117  1,966,653
 Common stocks                                   222,491     132,301    123,185
 Mortgage loans                                  266,401     203,803    109,559
 Real estate                                      16,596      11,904     16,572
 Other invested assets                            20,515      12,732      9,800
 Separate account investment                         115      12,530      3,365
                                              ----------  ---------- ----------
    Total cash applied                         2,552,234   1,519,387  2,229,134
                                              ----------  ---------- ----------
    Net change in cash and short-term securi-
     ties                                        (13,838)     22,603     46,399
Cash and short-term securities, beginning of
 year                                            112,869      90,266     43,867
                                              ----------  ---------- ----------
Cash and short-term securities, end of year   $   99,031  $  112,869 $   90,266
                                              ==========  ========== ==========

                See accompanying notes to financial statements.

                                    THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY


NOTES TO FINANCIAL STATEMENTS
(1)NATURE OF OPERATIONS

The Minnesota Mutual Life Insurance Company (the Company), both directly and through its subsidiaries, provides a diversified array of insurance and financial products and services designed principally to protect and enhance the long-term financial well-being of individuals and families.
  The Company's strategy is to be successful in carefully selected niche markets, primarily in the United States, while focusing on the retention of existing business and the maintenance of profitability. To achieve this objective, the Company has divided its businesses into four strategic business units, which focus on various markets: Individual, Financial Services, Group, and Pension. Revenues in 1995 for these business units were $1,051,749,000, $268,004,000, $205,926,000, and $472,658,000, respectively.
  At December 31, 1994 the Company was one of the 15 largest mutual life insurance companies in the United States, as measured by total assets. The Company employs over 2,100 persons throughout the United States; in addition, the Company maintains an independent sales force of approximately 100 general agents and 1,850 agents. The Company insures or provides other financial services to nearly seven million people.

(2)SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements of the Company have been prepared in accordance with accounting practices prescribed or permitted by the Commerce Department of the State of Minnesota (Department of Commerce), which are currently considered generally accepted accounting principles for mutual life insurance companies (note 11). The significant accounting policies follow:

Revenues and Expenses
Premiums are credited to revenue over the premium paying period of the policies. Annuity considerations and fund deposits are recognized as revenue when received. Expenses, including acquisition costs related to acquiring new business, are charged to operations as incurred. Investment income is recognized as earned, net of related investment expenses.

Valuation of Investments
Bonds and stocks are valued as prescribed by the National Association of Insurance Commissioners (NAIC).
  Bonds are generally carried at cost, adjusted for the amortization of premiums and discounts, and common stocks at market value. Premiums and discounts are amortized over the estimated lives of the bonds based on the interest yield method.
  Mortgage loans are generally stated at the outstanding principal balances, net of unamortized premiums and discounts. Premiums and discounts are amortized over the terms of the related mortgage loans based on the interest yield method.
  Real estate, exclusive of properties acquired through foreclosure, is generally carried at cost less accumulated depreciation of $35,323,535 and $35,954,239 at December 31, 1995 and 1994, respectively. Depreciation is computed principally on a straight-line basis. Properties acquired through foreclosure are carried at the lower of cost or market.
  Policy loans are carried at the unpaid principal balance.
  Investments in subsidiary companies are accounted for using the equity method. The Company records its equity in the earnings of its subsidiaries as investment income and its equity in other changes in its subsidiaries' surplus as credits (charges) to policyowners' surplus. These investments include $95,373,000 and $74,154,000 at December 31, 1995 and 1994, respectively, of initial contributions to affiliated registered investment funds managed by a subsidiary of the Company which are carried at the market value of the underlying net assets. All significant subsidiaries are wholly-owned.
  Short-term securities at December 31, 1995 and 1994 amounted to $61,561,000 and $103,203,000, respectively, and are included in the caption cash and short-term securities.

 THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY

(2)SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

  The Asset Valuation Reserve (AVR) is a formula reserve for possible losses on bonds, stocks, mortgage loans, real estate, and other invested assets. Changes in the reserve are reflected as direct charges or credits to policyowners' surplus and are included in the change in asset valuation reserve line.

Interest Maintenance Reserve
The Company separates realized capital gains and losses, net of tax, on fixed income investments between those due to changes in interest rates and those due to changes in credit quality. Realized capital gains and losses due to interest rate changes are transferred to the Interest Maintenance Reserve
(IMR) and amortized into investment income over the original remaining life of the related bond or mortgage sold.

Capital Gains and Losses
Realized capital gains and losses, net of related taxes and amounts transferred to the IMR, if any, are reflected as a component of net income. The Company reduces the carrying value of its assets for credit risk and records a realized capital loss only if the underlying asset has been converted to another asset of lesser value. Unrealized capital gains and losses are accounted for as a direct increase or decrease to policyowners' surplus. Both realized and unrealized capital gains and losses are determined using the specific identification method.

Separate Account Business
Separate account business represents funds administered and invested by the Company for the exclusive benefit of certain pension and variable life policy and annuity contract holders. The Company receives administrative and investment advisory fees for services rendered on behalf of these funds. Separate account assets are carried at market value.
  The Company periodically invests money in its separate accounts. The appreciation or depreciation on the investment is reflected as a direct charge or credit to policyowners' surplus. A realized capital gain of $603,995 and $3,018,248 was recognized in 1995 and 1994, respectively, on the separate accounts. No gain was realized in 1993.

Policy Reserves
Policy reserves for life insurance and annuities are based on mortality and interest assumptions without consideration for lapses and withdrawals. Mortality assumptions for life insurance and annuities are based on various mortality tables including American Experience, 1941 Commissioners Standard Ordinary (CSO), 1958 CSO, 1980 CSO, Progressive Annuity and 1960 Commissioners Standard Group. Interest assumptions range from 2.0% to 6.0% for individual life insurance policy reserves and from 2.25% to 12.0% for group policy and annuity reserves.
  Approximately 15% of the individual life and group life reserves are calculated on a net level reserve basis and 85% on a modified reserve basis. The use of a modified reserve basis partially offsets the effect of immediately expensing acquisition costs by providing a policy reserve increase in the first policy year which is less than the reserve increase in renewal years.
  Policy reserves for individual deferred annuities are generally equal to the total contract holders' account balance, less applicable surrender charges, calculated according to the Commissioners Annuity Reserve Valuation Method. Policy reserves for immediate annuities and supplementary contracts are equal to the present value of future benefit payments based on the purchase interest rate and the Progressive Annuity tables. Group annuity reserves are equal to the account value plus expected interest strengthening.
  Policy reserves for individual accident and health contracts include reserves for active lives based on the 1964 Commissioners Disability Table
(CDT) and the 1985 Commissioners Disability Table B (CIDB), modified for company experience and discounted at various interest rates. Disabled life reserves on individual policies are equal to the present value of future benefits using the 1964 CDT and the 1985 CIDB, discounted at various interest rates. Disabled life reserves for group mortgage disability policies are equal to the present value of future benefits using the 1964 CDT, modified for Company experience and discounted at various interest rates.

                                    THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY

(2)SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Group employer-employee long term disability reserves are equal to the present value of future benefits at 3% interest and the 1964 CDT modified for Company experience. Disabled life reserves for credit disability are computed using a lag factor method based on Company experience, discounted at 4% interest.
  The Company issues certain life and annuity products which are considered financial instruments. The estimated fair value of these liabilities as of the respective years ended December 31 are as follows:

                                         1995                  1994
                                 --------------------- ---------------------
                                  CARRYING              CARRYING
                                   VALUE    FAIR VALUE   VALUE    FAIR VALUE
                                 ---------- ---------- ---------- ----------
                                               (IN THOUSANDS)
Deferred annuities               $2,147,662 $2,156,885 $2,042,383 $2,042,060
Annuity certain contracts            49,113     50,732     41,934     41,828
Other fund deposits                 836,149    847,975    798,509    791,732
Guaranteed investment contracts      47,426     47,987     68,568     69,353
Supplementary contracts without
 life contingencies                  41,431     39,962     43,205     42,433
                                 ---------- ---------- ---------- ----------
 Total financial liabilities     $3,121,781 $3,143,541 $2,994,599 $2,987,406
                                 ========== ========== ========== ==========

  The fair value of deferred annuities, annuity certain contracts, and other fund deposits, which have guaranteed interest rates and surrender charges, were calculated using Commissioners Annuity Reserve Valuation Method calculation procedures and current market interest rates. Contracts without guaranteed interest rates and surrender charges have fair values equal to their accumulation values plus applicable market value adjustments. The fair value of guaranteed investment contracts and supplementary contracts without life contingencies were calculated using discounted cash flows, based on interest rates currently offered for similar products with maturities consistent with those remaining for the contracts being valued. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.
  The fair value estimates presented herein are based on pertinent information available to management as of December 31, 1995 and 1994. Although management is not aware of any factors that would significantly affect the estimated fair values, such amounts have not been comprehensively revalued since those dates and therefore, estimates of fair value subsequent to the valuation dates may differ significantly from the amounts presented herein.

Non-admitted Assets
Certain assets, designated as "non-admitted assets" (principally furniture, equipment and certain receivables), amounting to $27,022,000 and $26,123,000 at December 31, 1995 and 1994, respectively, have been charged to policyowners' surplus.

Participating Business
Substantially all of the Company's premium revenues are derived from participating policies. Dividends and other discretionary payments are declared by the Board of Trustees based upon actuarial determinations which take into consideration current mortality, interest earnings, expense factors, and federal income taxes. Dividends are generally recognized as expenses consistent with the recognition of premiums and contract considerations.

Federal Income Taxes
Federal income taxes are based on income that is currently taxable. Deferred federal income taxes are not provided for differences between financial statement and taxable income.

 THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY

Reclassifications
Certain prior year financial statement balances have been reclassified to conform with the 1995 presentation.

(3)INVESTMENTS

Net investment income for the respective years ended December 31, is as follows:

                                                1995      1994      1993
                                              --------  --------  --------
                                                    (IN THOUSANDS)
Bonds                                         $422,242  $412,873  $404,353
Common stocks--unaffiliated                      3,465     3,188     3,390
Common stocks--affiliated                       16,555     8,526     9,562
Mortgage loans                                  58,946    49,882    63,881
Real estate, including Home Office property     11,440    11,337    11,554
Policy loans                                    12,821    11,800    10,866
Short-term securities                            6,183     4,026     2,067
Other, net                                       4,994     1,717     2,868
                                              --------  --------  --------
                                               536,646   503,349   508,541
Amortization of interest maintenance reserve     4,527     3,741     3,458
Investment expenses                            (16,502)  (18,277)  (18,988)
                                              --------  --------  --------
  Total                                       $524,671  $488,813  $493,011
                                              ========  ========  ========

  Changes in unrealized capital gains (losses) for the respective years ended
December 31, are as follows:

                                                1995      1994      1993
                                              --------  --------  --------
                                                    (IN THOUSANDS)
Bonds                                         $  2,332  $  4,039   $(3,753)
Common stocks--unaffiliated                     39,013    (5,465)    2,854
Common stocks--affiliated                        9,863      (997)   (1,305)
Mortgage loans                                     447       (71)    1,361
Real estate                                     (1,481)    2,270     4,211
Other, net                                        (413)      (93)      (82)
                                              --------  --------  --------
  Total                                       $ 49,761  $   (317) $  3,286
                                              ========  ========  ========

  The cost and gross unrealized gains (losses) on unaffiliated common stocks at December 31, are as follows:

                                                1995      1994      1993
                                              --------  --------  --------
                                                    (IN THOUSANDS)
Cost                                          $189,893  $159,511  $155,881
Gross unrealized gains                          91,050    56,813    58,440
Gross unrealized losses                         (1,590)   (6,366)   (2,529)
                                              --------  --------  --------
  Admitted asset value                        $279,353  $209,958  $211,792
                                              ========  ========  ========

                                    THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY

(3)INVESTMENTS (CONTINUED)

  Net realized capital gains (losses) for the respective years ended December 31 are as follows:

                                                   1995     1994     1993
                                                  -------  -------  -------
                                                      (IN THOUSANDS)
Bonds                                             $22,411  $(3,511) $31,234
Common stocks--unaffiliated                        33,432   11,268    9,651
Mortgage loans                                       (945)     (46)    (741)
Real estate                                         3,787    2,041   (8,496)
Other                                               7,288   15,872    7,837
                                                  -------  -------  -------
                                                   65,973   25,624   39,485
Less: Amount transferred to the interest mainte-
 nance reserve, net of taxes                       17,503     (685)  20,336
   Income tax expense                              19,112    7,750   16,242
                                                  -------  -------  -------
  Total                                           $29,358  $18,559  $ 2,907
                                                  =======  =======  =======

  Gross realized gains (losses) on sales of bonds for the respective years ended December 31, are as follows:

                         1995      1994     1993
                       --------  --------  -------
                            (IN THOUSANDS)
Gross realized gains   $ 34,898  $ 13,249  $38,443
Gross realized losses   (12,487)  (16,760)  (7,209)

  Proceeds from the sale of bonds amounted to $1,338,481,000, $638,420,000, and $1,058,684,000 for the years ended December 31, 1995, 1994, and 1993, respectively.
  Bonds and mortgage loans held at December 31, 1995 and 1994 for which no income was recorded for the previous twelve months totaled $20,852 and $88,000, respectively.
  At December 31, 1995 and 1994, bonds with a carrying value of $2,740,000 and $2,748,000, respectively, were on deposit with various regulatory authorities as required by law.
  The estimated fair value of the Company's financial instruments has been determined using available market information as of December 31, 1995 and 1994 and appropriate valuation methodologies. Considerable judgment, however, is required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented herein are not necessarily indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts. The admitted asset value for bonds, commercial mortgages, and residential mortgages are $5,488,876, $501,439, and $253,062 in 1995 and $5,134,554, $342,205, and $255,981 in 1994,
respectively. The estimated fair value for these financial instruments are $5,821,024, $523,129, and $258,966 in 1995 and $4,919,495, $341,195, and
$255,449 in 1994, respectively.
  Fair values for bonds and commercial and residential mortgages are based on quoted market prices, where available. If quoted market prices are not available, fair values are estimated using values obtained from independent pricing services which specialize in matrix pricing and modeling techniques for estimating fair values. The admitted asset value approximates fair value for common stock, policy loans, cash and short-term securities, and other assets.
  The fair value estimates presented herein are based on pertinent information available to management as of December 31, 1995 and 1994. Although management is not aware of any factors that would significantly affect the estimated fair value amounts, such amounts have not been comprehensively revalued for purposes of the financial statements since the original valuation dates and therefore, subsequent estimates of fair value may differ significantly from the amounts presented herein.

 THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY

(3)INVESTMENTS (CONTINUED)

  The admitted asset value, gross unrealized appreciation and depreciation, and estimated fair value of investments in bonds are as follows:

                                            GROSS UNREALIZED
                             ADMITTED   -------------------------    FAIR
DECEMBER 31, 1995           ASSET VALUE APPRECIATION DEPRECIATION   VALUE
-----------------           ----------- ------------ ------------ ----------
                                             (IN THOUSANDS)
Federal government          $  241,228    $ 10,914     $    440   $  251,702
State and local government      26,337       3,268            0       29,605
Foreign government                 861          79            0          940
Corporate bonds              3,494,386     262,214        6,542    3,750,058
Mortgage-backed securities   1,726,064      66,260        3,605    1,788,719
                            ----------    --------     --------   ----------
  Total                     $5,488,876    $342,735     $ 10,587   $5,821,024
                            ==========    ========     ========   ==========
                                            GROSS UNREALIZED
                             ADMITTED   -------------------------    FAIR
DECEMBER 31, 1994           ASSET VALUE APPRECIATION DEPRECIATION   VALUE
-----------------           ----------- ------------ ------------ ----------
                                             (IN THOUSANDS)
Federal government          $  210,335    $     19     $  9,983   $  200,371
State and local government      26,493          10        1,171       25,332
Foreign government              17,691         413           20       18,084
Corporate bonds              3,325,331      41,167      167,404    3,199,094
Mortgage-backed securities   1,554,704      11,110       89,200    1,476,614
                            ----------    --------     --------   ----------
  Total                     $5,134,554    $ 52,719     $267,778   $4,919,495
                            ==========    ========     ========   ==========

  The amortized cost and estimated fair value of bonds at December 31, 1995, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                         ADMITTED      FAIR
                                        ASSET VALUE   VALUE
                                        ----------- ----------
                                            (IN THOUSANDS)
Due in one year or less                 $   39,108  $   39,811
Due after one year through five years      764,085     803,817
Due after five years through ten years   1,677,321   1,778,549
Due after ten years                      1,282,298   1,410,128
                                        ----------  ----------
                                         3,762,812   4,032,305
Mortgage-backed securities               1,726,064   1,788,719
                                        ----------  ----------
  Total                                 $5,488,876  $5,821,024
                                        ==========  ==========

                                    THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY

(4)FEDERAL INCOME TAXES

The federal income tax expense varies from amounts computed by applying the federal income tax rate of 35% to the gain from operations after dividends to policyowners and before federal income taxes and realized capital gains. The reasons for this difference, and the tax effects thereof, are as follows:

                                                 1995     1994     1993
                                                -------  -------  -------
                                                    (IN THOUSANDS)
Computed tax expense                            $36,918  $33,666  $32,260
Difference between statutory and tax basis:
  Investment income                              (9,284)  (5,853)  (7,204)
  Policy reserves                                   (81)    (767)  (2,079)
  Dividends to policyowners                       1,043      593   (1,907)
  Acquisition expense                             7,508    9,013    8,393
  Other expenses                                    453    2,137    3,739
Special tax on mutual life insurance companies    8,201   15,466    3,396
Other, net                                        1,377   (4,629)      58
                                                -------  -------  -------
  Tax expense                                   $46,135  $49,626  $36,656
                                                =======  =======  =======

  The Company's tax returns for 1993 through 1994 are under examination by the Internal Revenue Service. The Company believes additional taxes, if any, assessed as a result of these examinations will not have a material effect on its financial position.

(5)LIABILITY FOR UNPAID ACCIDENT AND HEALTH CLAIMS AND CLAIM ADJUSTMENT
EXPENSES

Activity in the liability for unpaid accident and health claims and claim adjustment expenses, exclusive of $96,728,000, $89,540,000, and $81,990,000, respectively, for active life reserves, is summarized as follows:

                                 1995     1994      1993
                               -------- --------  --------
                                     (IN THOUSANDS)
Balance at January 1           $301,352 $274,253  $246,777
 Less: reinsurance recoverable   47,651   38,418    29,622
                               -------- --------  --------
Net balance at January 1        253,701  235,835   217,155
                               -------- --------  --------
Incurred related to:
 Current year                    95,392   91,573    85,112
 Prior years                      1,367     (308)    7,121
                               -------- --------  --------
Total incurred                   96,759   91,265    92,233
                               -------- --------  --------
Paid related to:
 Current year                    26,291   23,019    22,002
 Prior years                     51,624   50,380    51,551
                               -------- --------  --------
Total paid                       77,915   73,399    73,553
                               -------- --------  --------
Net Balance at December 31      272,545  253,701   235,835
 Plus: reinsurance recoverable   72,617   47,651    38,418
                               -------- --------  --------
Balance at December 31         $345,162 $301,352  $274,253
                               ======== ========  ========

  Incurred claims related to prior years are due to the difference between actual and estimated claims incurred as of the prior year end.

 THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY

(6)BUSINESS COMBINATION

On July 1, 1993, the Company entered into an "Agreement and Plan of Reorganization" that combined all of the assets, liabilities, and surplus of Ministers Life--A Mutual Life Insurance Company (Ministers Life) into the Company. Ministers Life sold life and health insurance products to religious professionals in the continental United States. The business combination increased the Company's assets by $272,649,000, liabilities by $255,965,000 and policyowners' surplus by $16,684,000.

(7)RELATED PARTY TRANSACTIONS

In 1993, the Company received 2,375,000 shares of common stock of the Minnesota Fire and Casualty Company (the Casualty Company) in return for the surrender of outstanding guaranty fund certificates totalling $21,800,000 which had previously been charged to surplus. The surrender of the certificates and concurrent issuance of stock were part of the Casualty Company's "Demutualization and Stock Conversion Plan" (the Plan) approved by the Department of Commerce. Pursuant to the Plan, the Casualty Company became a subsidiary of the Company on December 31, 1993. The effect of the transaction was an increase to investments in subsidiary companies and an increase to policyowners' surplus as of December 31, 1993 of $19,171,000.

(8)PENSION PLANS AND OTHER RETIREMENT PLANS

Pension Plans
The Company has self-insured, noncontributory, defined benefit retirement plans covering substantially all employees. The Company's funding policy is to contribute annually the maximum amount that may be deducted for federal income tax purposes. The Company expenses amounts as contributed. The Company made contributions of $3,003,400 and $1,714,200 in 1995 and 1994, respectively. No contributions were made in 1993. Information for these plans as of the beginning of the plan year is as follows:

                                                   1995    1994    1993
                                                  ------- ------- -------
                                                      (IN THOUSANDS)
Actuarial present value of accumulated benefits:
  Vested                                          $47,271 $42,849 $36,281
  Nonvested                                        14,588  12,033  12,996
                                                  ------- ------- -------
  Total                                           $61,859 $54,882 $49,277
                                                  ======= ======= =======
Net assets available for benefits                 $85,348 $85,651 $78,952
                                                  ======= ======= =======

  In determining the actuarial present value of accumulated benefits, the Company used a weighted average assumed rate of return of 8.3% in 1995 and 8.4% in 1994 and 1993.

Profit Sharing Plans
The Company also has profit sharing plans covering substantially all employees and agents. The Company's contribution rate to the employee plan is determined annually by the Trustees of the Company and is applied to each participant's prior year earnings. The Company's contribution to the agent plan is made as a certain percentage, based upon years of service, applied to each agent's total annual compensation. The Company recognized contributions to the plans during 1995, 1994, and 1993 of $6,595,000, $6,866,000 and $6,753,000, respectively.
Participants may elect to receive a portion of their contributions in cash.

Postretirement Benefits Other than Pensions
The Company also has postretirement plans that provide certain health care and life insurance benefits ("postretirement benefits") to substantially all retired employees and agents. These plans are unfunded.
  In 1993, the Company changed its method of accounting for the costs of its postretirement benefit plans to the accrual method, and elected to amortize its transition obligation for retirees and fully eligible employees and

                                    THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY

(8)PENSION PLANS AND OTHER RETIREMENT PLANS (CONTINUED)

agents over 20 years. The unamortized transition obligation was $11,203,000 and $13,000,000 at December 31, 1995 and 1994, respectively.
  The net postretirement benefit cost for the years ended December 31, 1995, 1994, and 1993, was $3,163,000, $3,202,000 and $3,832,000, respectively. This amount includes the expected cost of such benefits for newly eligible employees, interest cost, and amortization of the transition obligation. The Company made payments under the plans of $575,000, $526,000, and $555,000 in 1995, 1994, and 1993, respectively, as claims were incurred.
  At December 31, 1995 and 1994, the postretirement benefit obligation for retirees and other fully eligible participants was $17,410,000 and $19,635,000, respectively. The estimated cost of the benefit obligation for active employees and agents who are not yet fully eligible was $9,808,000 and $13,065,000 for 1995 and 1994, respectively. The discount rate used in determining the accumulated postretirement benefit obligation for 1995 and 1994 was 7.5%. The 1995 net health care cost trend rate was 11.0% graded to 5.5% over 11 years, and the 1994 net health care cost rate was 11.5%, graded to 5.5% over 12 years.
  The assumptions presented herein are based on pertinent information available to management as of December 31, 1995 and 1994. Actual results could differ from those estimates and assumptions. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the postretirement benefit obligation as of December 31, 1995 by $1,874,000 and the estimated eligibility cost and interest cost components of net periodic postretirement benefit costs for 1995 by $290,889.

(9)COMMITMENTS AND CONTINGENCIES

The Company reinsures certain individual and group business. At December 31, 1995 and 1994, policy reserves in the accompanying balance sheet are reflected net of reinsurance ceded of $97,854,000 and $68,289,000, respectively. To the extent that an assuming reinsurer is unable to meet its obligation under its agreement, the Company remains liable.
  The Company has issued certain participating group annuity and life insurance contracts jointly with another life insurance company. The joint contract issuer has liabilities related to these contracts of $378,475,000 as of December 31, 1995. To the extent the joint contract issuer is unable to meet its obligation under the agreement, the Company remains liable.
  The Company has long-term commitments to fund venture capital and real estate investments totalling $76,461,000 as of December 31, 1995. The Company estimates that $11,650,000 of these commitments will be invested in 1996 with the remaining $64,811,000 invested over the next five years.
  At December 31, 1995, the Company had guaranteed the payment of $64,100,000 in policyowner dividends payable in 1996. The Company has pledged bonds, valued at $66,906,000, to secure this guarantee.
  The Company is contingently liable under state regulatory requirements for possible assessment pertaining to future insolvencies and impairments of unaffiliated companies.

(10) SURPLUS NOTES

In September 1995, the Company issued surplus notes with a face value of $125,000,000, at 8.25%, due in 2025. The surplus notes are reported in the Company's surplus at a statement value of $124,966,578, which represents the face value of the notes less unamortized discount. The surplus notes are subordinate to all current and future policyowners' interests, including claims, and indebtedness of the Company. All payments of interest and principal on the notes are subject to the approval of the Department of Commerce. The unapproved accrued interest at December 31, 1995, is $3,007,800. The issuance costs of $1,403,400 are deferred and treated as a non-admitted asset. The deferred expense is amortized over 30 years on a straight-line basis. Interest, discount amortization, and deferred expense amortization are included in general insurance expenses in the statement of operations. The Company's method of accounting for its surplus notes has been approved by the Department of Commerce.

 THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY

(11) MUTUAL LIFE INSURANCE COMPANY ACCOUNTING POLICIES

In April 1993 the Financial Accounting Standards Board (FASB) issued Interpretation No. 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises." In January 1995 the FASB issued the statement, "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts" and, jointly with the American Institute of Certified Public Accountants, issued a Statement of Position (SOP), "Accounting for Certain Insurance Activities of Mutual Insurance Enterprises." Under Interpretation No. 40, the statement and SOP (collectively "the statements"), mutual life insurance companies that report their financial statements in conformity with generally accepted accounting principles will be required to apply the statements and all related authoritative GAAP pronouncements.
  The statements apply to years beginning after December 15, 1995 and will require restatement of prior year balances. The Company plans to prepare such financial statements as of and for the year-ended December 31, 1996 with restatement of the then prior year financial statements. Applying the provisions of the statements will likely result in policyholders' surplus and net income amounts differing from the amounts included in the accompanying financial statements. Management is in the process of determining the impact of the adoption of GAAP.
  The Company will also continue to prepare its financial statements in accordance with statutory accounting practices prescribed or permitted by the Department of Commerce, which will no longer be considered generally accepted accounting principles.

                                    THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY
                                   SCHEDULE I

       SUMMARY OF INVESTMENTS--OTHER THAN INVESTMENTS IN RELATED PARTIES

                               DECEMBER 31, 1995

                                                                  AMOUNT AT
                                                                 WHICH SHOWN
                                                       MARKET   IN THE BALANCE
TYPE OF INVESTMENT                         COST(4)     VALUE     SHEET(1)(3)
------------------                        ---------- ---------- --------------
                                                     (IN THOUSANDS)
Bonds:
  United States government and government
   agencies and authorities               $  241,228 $  251,702   $  241,228
  States, municipalities and political
   subdivisions                               26,337     29,605       26,337
  Foreign governments                            861        940          861
  Public utilities                           547,229    590,445      547,229
  Mortgage-backed securities               1,726,064  1,788,719    1,726,064
  All other corporate bonds                2,909,767  3,116,990    2,907,107
                                          ---------- ----------   ----------
    Total bonds                            5,451,486  5,778,401    5,448,826
                                          ---------- ----------   ----------
Equity securities:
  Common stocks:
    Public utilities                          17,500     23,333       23,333
    Banks, trusts and insurance companies     11,950     22,358       22,358
    Industrial, miscellaneous and all
     other                                   160,443    233,662      233,662
                                          ---------- ----------   ----------
      Total equity securities                189,893    279,353      279,353
                                          ---------- ----------   ----------
Mortgage loans on real estate                755,997     xxxxxx      754,501
Real estate (2)                               86,646     xxxxxx       76,639
Policy loans                                 197,555     xxxxxx      197,555
Other long-term investments                   96,080     xxxxxx       90,264
Short-term investments                        51,904     xxxxxx       51,816
                                          ----------              ----------
      Total                               $1,188,182     xxxxxx   $1,170,775
                                          ----------              ----------
Total investments                         $6,829,561     xxxxxx   $6,898,954
                                          ==========              ==========

-------
(1) Debt securities are carried at amortized cost or investment values pre-scribed by the National Association of Insurance Commissioners.
(2) The carrying value of real estate acquired in satisfaction of indebtedness is $1,999. Real estate includes property occupied by the Company.
(3) Differences between cost and amounts shown in the balance sheet for invest-ments, other than equity securities and bonds, represent non-admitted in-vestments.
(4) Original cost for equity securities and original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts for bonds and other investments.

 THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY
                                  SCHEDULE V

                      SUPPLEMENTARY INSURANCE INFORMATION

                                   AS OF DECEMBER 31,
                   ---------------------------------------------------
                               FUTURE POLICY
                    DEFERRED      BENEFITS                OTHER POLICY
                     POLICY    LOSSES, CLAIMS              CLAIMS AND
                   ACQUISITION AND SETTLEMENT  UNEARNED     BENEFITS
SEGMENT             COSTS(1)    EXPENSES(3)   PREMIUMS(3)   PAYABLE
-------            ----------- -------------- ----------- ------------

1995:
 Life insurance                  $2,129,336                 $37,784
 Accident and
 health insurance                   369,273                  12,724
 Annuity consid-
 erations                         3,322,866                       4
                     -------     ----------     -------     -------
   Total               --         5,821,475       --         50,512
                     =======     ==========     =======     =======
1994:
 Life insurance                  $1,981,469                 $37,909
 Accident and
 health insurance                   343,241                  15,754
 Annuity consid-
 erations                         3,179,279                       7
                     -------     ----------     -------     -------
   Total               --         5,503,989       --         53,670
                     =======     ==========     =======     =======
1993:
 Life insurance                  $1,875,570                 $83,365
 Accident and
 health insurance                   317,825                  14,979
 Annuity consid-
 erations                         3,166,944                       7
                     -------     ----------     -------     -------
   Total               --        $5,360,339       --        $98,351
                     =======     ==========     =======     =======

                                       FOR THE YEARS ENDED DECEMBER 31,
                   ------------------------------------------------------------------------
                                                          AMORTIZATION
                    PREMIUMS,                BENEFITS,    OF DEFERRED
                   ANNUITY, AND    NET     CLAIMS, LOSSES    POLICY      OTHER
                    OTHER FUND  INVESTMENT AND SETTLEMENT ACQUISITION  OPERATING  PREMIUMS
SEGMENT              DEPOSITS     INCOME      EXPENSES      COSTS(1)   EXPENSES  WRITTEN(2)
-------            ------------ ---------- -------------- ------------ --------- ----------
                      (IN THOUSANDS)
1995:
 Life insurance     $  789,350   $212,641      $591,775                $243,379
 Accident and
 health insurance      154,358     35,894        94,164                  79,491
 Annuity consid-
 erations              529,958    276,136       713,266                  55,120
                    ----------   --------    ----------     -------    --------   -------
   Total             1,473,666    524,671     1,399,205        --       377,990      --
                    ==========   ========    ==========     =======    ========   =======
1994:
 Life insurance     $  802,265   $196,877    $  608,091                $230,327      --
 Accident and
 health insurance      142,032     32,724        93,634                  71,958
 Annuity consid-
 erations              480,055    259,212       652,076                  52,180
                    ----------   --------    ----------     -------    --------   -------
   Total             1,424,352    488,813     1,353,801        --       354,465      --
                    ==========   ========    ==========     =======    ========   =======
1993:
 Life insurance     $  718,232   $193,724    $  538,880                $220,861
 Accident and
 health insurance      138,690     31,452        88,857                  72,616
 Annuity consid-
 erations              433,032    267,835       626,181                  45,463
                    ----------   --------    ----------     -------    --------   -------
   Total            $1,289,954   $493,011    $1,253,918        --      $338,940      --
                    ==========   ========    ==========     =======    ========   =======

-----
(1) Does not apply to financial statements of mutual life insurance companies which are prepared on a statutory basis.
(2) Does not apply to life insurance.
(3) Unearned premiums and other deposit funds are included in future policy benefits, losses, claims and settlement expenses.

                                    THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY
                                  SCHEDULE VI

                                  REINSURANCE

             FOR THE YEARS ENDED DECEMBER 31, 1995, 1994, AND 1993

                                                                           PERCENTAGE
                                       CEDED TO     ASSUMED                OF AMOUNT
                                         OTHER    FROM OTHER      NET      ASSUMED TO
                         GROSS AMOUNT  COMPANIES   COMPANIES     AMOUNT       NET
                         ------------ ----------- ----------- ------------ ----------
                                                (IN THOUSANDS)
1995:
 Life insurance in
  force                  $104,059,399 $15,291,357 $21,129,067 $109,897,109    19.2%
                         ============ =========== =========== ============    ====
 Premiums, annuity con-
  siderations and fund
  deposits:
   Life insurance        $    782,558 $    55,362 $    62,154 $    789,350     7.9%
   Accident and health
    insurance                 164,683      12,724       2,399      154,358     1.6%
   Annuity                    529,958          --          --      529,958      --
                         ------------ ----------- ----------- ------------    ----
     Total premiums*,
      annuity considera-
      tions and fund
      deposits           $  1,477,199 $    68,086 $    64,553 $  1,473,666     4.4%
                         ============ =========== =========== ============    ====
1994:
 Life insurance in
  force                  $ 97,181,118 $13,314,267 $20,555,910 $104,422,761    19.7%
                         ============ =========== =========== ============    ====
 Premiums, annuity con-
  siderations and fund
  deposits:
   Life insurance        $    792,087 $    48,773 $    58,951 $    802,265     7.3%
   Accident and health
    insurance                 150,876      10,145       1,301      142,032     0.9%
   Annuity                    480,055          --          --      480,055      --
                         ------------ ----------- ----------- ------------    ----
     Total premiums*,
      annuity considera-
      tions and fund
      deposits           $  1,423,018 $    58,918 $    60,252 $  1,424,352     4.2%
                         ============ =========== =========== ============    ====
1993:
 Life insurance in
  force                  $ 93,206,579 $11,674,202 $19,758,935 $101,291,312    19.5%
                         ============ =========== =========== ============    ====
 Premiums, annuity con-
  siderations and fund
  deposits:
   Life insurance        $    704,172 $    43,313 $    57,373 $    718,232     8.0%
   Accident and health
    insurance                 147,229       9,699       1,160      138,690     0.8%
   Annuity                    433,032          --          --      433,032      --
                         ------------ ----------- ----------- ------------    ----
     Total premiums*,
      annuity considera-
      tions and fund de-
      posits             $  1,284,433 $    53,012 $    58,533 $  1,289,954     4.5%
                         ============ =========== =========== ============    ====

-------
* There are no premiums related to either property and liability or title insurance.

                                                                     APPENDIX I

ILLUSTRATIONS OF ACCOUNT VALUES AND DEATH BENEFITS

The following tables illustrate how the account value and death benefit of a policy change with the investment experience of the sub-accounts of the separate account. The tables show how the account values and death benefit of a policy issued to an insured of a given age and at a given premium would vary over time if the investment return on the assets held in each sub-account of the separate account were a uniform, gross, after-tax rate of 0 percent, 6 percent or 12 percent. In addition, the account values and death benefits would be different from those shown if the gross annual investment rates of return averaged 0 percent, 6 percent and 12 percent over a period of years, but fluctuated above and below those averages for individual policy years.

  The tables illustrate both a policy issued to an insured, age 45, and to an insured, age 55, in a small group-sponsored program issued a group contract. This assumes a $4.00 monthly administration charge and a 3 percent sales load charge. If a particular policy has different sales or administration charges or if a particular group is larger or smaller or has a different gender mix the account values and death benefits would vary from those shown in the tables.

  The account value column in the tables with the heading "Using Maximum Mortality Charges" shows the accumulated value of the premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance based on the guaranteed maximum rate when there has been simplified underwriting, which is 125 percent of the maximum allowed under the 1980 Commissioners Standard Ordinary ("CSO") Mortality Table. The account value column in the table with the heading "Using Current Mortality Charges" shows the accumulated value of premiums paid reflecting deduction of the charges described above and the monthly charges for the cost of insurance at the current level which is substantially less than the guaranteed rate. The illustrations of the death benefits also vary between tables depending upon whether the level or variable type death benefits are illustrated.

  The amounts shown for the hypothetical account value and death benefit as of each policy year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund and a daily mortality and expense risk charge assessed against the net assets of the Variable Universal Life Account are deducted from the gross return. The mortality and expense risk charge reflected in the illustrations is at an annual rate of .50 percent. The investment expenses illustrated represent an average of the investment advisory fee charged for all seventeen Portfolios of the Funds. The investment advisory fee for each Portfolio for the last fiscal year is shown in Appendix III. In addition to the deduction for the investment advisory fee, the illustrations also reflect a deduction for Portfolio costs and expenses for the last fiscal year, as illustrated in Appendix III. Therefore, gross annual rates of return of 0 percent, 6 percent and 12 percent correspond to approximate net annual rates of return of -1.09 percent, 4.91 percent and 10.91 percent.
  The tables reflect the fact that no charges for federal, state or local income taxes are currently made against the Variable Universal Life Account. If such a charge is made in the future, it will take a higher gross rate of return to produce after-tax returns of 0 percent, 6 percent and 12 percent than it does now which produce the account values and death benefits illustrated. Additionally, the hypothetical values shown in the tables assume that the Policy for which values are illustrated is not deemed an individual policy under OBRA, and therefore the values do not reflect the additional 1 percent of premium expense charge to cover Minnesota Mutual's increased federal tax expense in that situation.
  The tables illustrate the Policy values that would result based upon the investment rates of return if the premiums are paid on a monthly basis, and if no policy loans have been made. The tables are also based on the assumptions that no partial surrenders have been made, that no transfer charges were incurred and that no optional riders have been requested. The Policy values in the tables also may reflect an increase in the face amount of insurance to the minimum amount necessary to maintain the Policy's qualification as life insurance under Section 7702 of the Code. Further, the tables may show a decrease in the face amount to a level that the account value immediately prior to the decrease plus the additional illustrated premiums with interest can provide.

  Upon request, we will provide a comparable illustration based on the proposed insured's age, the face amount of insurance, premium amount and frequency of payment, the group size and gender mix among other characteristics of the group and the insurance program.

 VARIABLE UNIVERSAL LIFE

                          DEATH BENEFIT OPTION A

                               ISSUE AGE 45

                    FACE AMOUNT OF INSURANCE--$100,000

                          ANNUAL PREMIUM--$1,800

                        (MONTHLY PREMIUM--$150)(1)

                      USING CURRENT MORTALITY CHARGES

                       -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF-
                      0% GROSS(2)      6% GROSS(2)      12% GROSS(2)
                      (-1.09% NET)     (4.91% NET)      (10.91% NET)
END OF
 POL    ATT ANNUAL  ACCOUNT  DEATH   ACCOUNT  DEATH   ACCOUNT   DEATH
  YR    AGE PREMIUM  VALUE  BENEFIT   VALUE  BENEFIT   VALUE   BENEFIT
------  --- ------- ------- -------- ------- -------- -------- --------
   1    46  $1,800  $ 1,393 $100,000 $ 1,485 $100,000 $  1,578 $100,000
   2    47   1,800    2,750  100,000   3,024  100,000    3,309  100,000
   3    48   1,800    4,074  100,000   4,619  100,000    5,209  100,000
   4    49   1,800    5,364  100,000   6,274  100,000    7,300  100,000
   5    50   1,800    6,612  100,000   7,982  100,000    9,591  100,000
   6    51   1,800    7,828  100,000   9,757  100,000   12,119  100,000
   7    52   1,800    8,992  100,000  11,584  100,000   14,890  100,000
   8    53   1,800   10,116  100,000  13,476  100,000   17,945  100,000
   9    54   1,800   11,191  100,000  15,429  100,000   21,309  100,000
  10    55   1,800   12,208  100,000  17,437  100,000   25,011  100,000
  15    60   1,800   16,411  100,000  28,472  100,000   50,299  100,000
  20    65   1,800   18,606  100,000  41,290  100,000   93,355  112,951
  25    70   1,800   17,080  100,000  55,957  100,000  165,000  189,829
  30    75   1,800    7,948  100,000  73,217  100,000  282,603  299,874

(1)A premium payment of $150 is assumed to be paid monthly at the beginning of each policy month.

(2)Assumes no policy loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, AND PREVAILING INTEREST RATES. THE DEATH BENEFITS AND ACCOUNT VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA MUTUAL OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                          DEATH BENEFIT OPTION A

                               ISSUE AGE 45

                    FACE AMOUNT OF INSURANCE--$100,000

                          ANNUAL PREMIUM--$1,800

                        (MONTHLY PREMIUM--$150)(1)

                      USING MAXIMUM MORTALITY CHARGES

                       -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF-
                      0% GROSS(2)      6% GROSS(2)      12% GROSS(2)
                      (-1.09% NET)     (4.91% NET)      (10.91% NET)
END OF
 POL    ATT ANNUAL  ACCOUNT  DEATH   ACCOUNT  DEATH   ACCOUNT   DEATH
  YR    AGE PREMIUM  VALUE  BENEFIT   VALUE  BENEFIT   VALUE   BENEFIT
------  --- ------- ------- -------- ------- -------- -------- --------
   1     46 $1,800  $1,056  $100,000 $ 1,137 $100,000 $  1,219 $100,000
   2     47  1,800   2,064   100,000   2,293  100,000    2,532  100,000
   3     48  1,800   3,021   100,000   3,466  100,000    3,950  100,000
   4     49  1,800   3,926   100,000   4,655  100,000    5,482  100,000
   5     50  1,800   4,775   100,000   5,858  100,000    7,139  100,000
   6     51  1,800   5,563   100,000   7,070  100,000    8,930  100,000
   7     52  1,800   6,283   100,000   8,286  100,000   10,867  100,000
   8     53  1,800   6,929   100,000   9,499  100,000   12,961  100,000
   9     54  1,800   7,493   100,000  10,703  100,000   15,225  100,000
  10     55  1,800   7,967   100,000  11,891  100,000   17,677  100,000
  15     60  1,800   8,824   100,000  17,444  100,000   33,702  100,000
  20     65  1,800   6,071   100,000  21,419  100,000   59,851  100,000
  25     70  1,800       0         0  21,064  100,000  106,254  122,269
  30     75  1,800       0         0   9,927  100,000  184,034  195,308

(1) A premium payment of $150 is assumed to be paid monthly at the beginning of each policy month.

(2) Assumes no policy loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, AND PREVAILING INTEREST RATES. THE DEATH BENEFITS AND ACCOUNT VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA MUTUAL OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                          DEATH BENEFIT OPTION B

                               ISSUE AGE 45

                     FACE AMOUNT OF INSURANCE--$50,000

                          ANNUAL PREMIUM--$1,800

                        (MONTHLY PREMIUM--$150)(1)

                      USING CURRENT MORTALITY CHARGES

                      -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF-
                      0% GROSS(2)     6% GROSS(2)      12% GROSS(2)
                     (-1.09% NET)     (4.91% NET)      (10.91% NET)
END OF
 POL    ATT ANNUAL  ACCOUNT  DEATH  ACCOUNT  DEATH   ACCOUNT   DEATH
  YR    AGE PREMIUM  VALUE  BENEFIT  VALUE  BENEFIT   VALUE   BENEFIT
------  --- ------- ------- ------- ------- -------- -------- --------
   1    46  $1,800  $ 1,514 $51,514 $ 1,611 $ 51,611 $  1,707 $ 51,707
   2    47   1,800    2,999  52,999   3,288   53,288    3,588   53,588
   3    48   1,800    4,457  54,457   5,036   55,036    5,662   55,662
   4    49   1,800    5,886  55,886   6,856   56,856    7,949   57,949
   5    50   1,800    7,283  57,283   8,748   58,748   10,467   60,467
   6    51   1,800    8,651  58,651  10,721   60,721   13,246   63,246
   7    52   1,800    9,982  59,982  12,765   62,765   16,304   66,304
   8    53   1,800   11,279  61,279  14,892   64,892   19,675   69,675
   9    54   1,800   12,539  62,539  17,098   67,098   23,390   73,390
  10    55   1,800   13,755  63,755  19,382   69,382   27,478   77,478
  15    60   1,800   19,170  69,170  32,074   82,074   55,079  105,079
  20    65   1,800   23,125  73,125  46,861   96,861   99,864  149,864
  25    70   1,800   24,634  74,634  63,089  113,089  172,089  222,089
  30    75   1,800   21,939  71,939  78,966  128,966  287,844  337,844

(1) A premium payment of $150 is assumed to be paid monthly at the beginning of each policy month.

(2) Assumes no policy loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, AND PREVAILING INTEREST RATES. THE DEATH BENEFITS AND ACCOUNT VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA MUTUAL OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                          DEATH BENEFIT OPTION B

                               ISSUE AGE 45

                     FACE AMOUNT OF INSURANCE--$50,000

                          ANNUAL PREMIUM--$1,800

                        (MONTHLY PREMIUM--$150)(1)

                      USING MAXIMUM MORTALITY CHARGES

                      -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF-
                      0% GROSS(2)     6% GROSS(2)      12% GROSS(2)
                     (-1.09% NET)     (4.91% NET)      (10.91% NET)
END OF
 POL    ATT ANNUAL  ACCOUNT  DEATH  ACCOUNT  DEATH   ACCOUNT   DEATH
  YR    AGE PREMIUM  VALUE  BENEFIT  VALUE  BENEFIT   VALUE   BENEFIT
------  --- ------- ------- ------- ------- -------- -------- --------
   1     46 $1,800  $ 1,326 $51,326 $ 1,416 $ 51,416 $  1,506 $ 51,506
   2     47  1,800    2,616  52,616   2,878   52,878    3,152   53,152
   3     48  1,800    3,868  53,868   4,389   54,389    4,953   54,953
   4     49  1,800    5,082  55,082   5,947   55,947    6,924   56,924
   5     50  1,800    6,255  56,255   7,554   57,554    9,081   59,081
   6     51  1,800    7,384  57,384   9,208   59,208   11,441   61,441
   7     52  1,800    8,467  58,467  10,907   60,907   14,020   64,020
   8     53  1,800    9,498  59,498  12,649   62,649   16,840   66,840
   9     54  1,800   10,474  60,474  14,431   64,431   19,920   69,920
  10     55  1,800   11,390  61,390  16,251   66,251   23,284   73,284
  15     60  1,800   15,005  65,005  25,863   75,863   45,461   95,461
  20     65  1,800   16,517  66,517  35,884   85,884   80,160  130,160
  25     70  1,800   14,788  64,788  44,973   94,973  134,194  184,194
  30     75  1,800    8,058  58,058  50,680  100,680  218,177  268,177

(1) A premium payment of $150 is assumed to be paid monthly at the beginning of each policy month.

(2) Assumes no policy loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, AND PREVAILING INTEREST RATES. THE DEATH BENEFITS AND ACCOUNT VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA MUTUAL OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                          DEATH BENEFIT OPTION A

                               ISSUE AGE 55

                    FACE AMOUNT OF INSURANCE--$100,000

                          ANNUAL PREMIUM--$3,000

                        (MONTHLY PREMIUM--$250)(1)

                      USING CURRENT MORTALITY CHARGES

                       -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF-
                      0% GROSS(2)       6% GROSS(2)      12% GROSS(2)
                      (-1.09% NET)      (4.91% NET)      (10.91% NET)
END OF
 POL    ATT ANNUAL  ACCOUNT  DEATH   ACCOUNT   DEATH   ACCOUNT   DEATH
  YR    AGE PREMIUM  VALUE  BENEFIT   VALUE   BENEFIT   VALUE   BENEFIT
------  --- ------- ------- -------- -------- -------- -------- --------
   1    56  $3,000  $ 2,147 $100,000 $  2,297 $100,000 $  2,446 $100,000
   2    57   3,000    4,227  100,000    4,663  100,000    5,117  100,000
   3    58   3,000    6,243  100,000    7,105  100,000    8,040  100,000
   4    59   3,000    8,176  100,000    9,608  100,000   11,228  100,000
   5    60   3,000   10,039  100,000   12,191  100,000   14,727  100,000
   6    61   3,000   11,825  100,000   14,852  100,000   18,571  100,000
   7    62   3,000   13,517  100,000   17,580  100,000   22,787  100,000
   8    63   3,000   15,098  100,000   20,365  100,000   27,412  100,000
   9    64   3,000   16,571  100,000   23,219  100,000   32,508  100,000
  10    65   3,000   17,912  100,000   26,125  100,000   38,124  100,000
  15    70   3,000   22,248  100,000   41,553  100,000   77,318  100,000
  20    75   3,000   20,116  100,000   58,497  100,000  146,026  154,952
  25    80   3,000    7,437  100,000   80,233  100,000  260,506  273,532
  30    85   3,000        0        0  114,273  119,986  446,944  469,291

(1) A premium payment of $250 is assumed to be paid monthly at the beginning of each policy month.

(2) Assumes no policy loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, AND PREVAILING INTEREST RATES. THE DEATH BENEFITS AND ACCOUNT VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA MUTUAL OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                          DEATH BENEFIT OPTION A

                               ISSUE AGE 55

                    FACE AMOUNT OF INSURANCE--$100,000

                          ANNUAL PREMIUM--$3,000

                        (MONTHLY PREMIUM--$250)(1)

                      USING MAXIMUM MORTALITY CHARGES

                       -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF-
                      0% GROSS(2)      6% GROSS(2)      12% GROSS(2)
                      (-1.09% NET)     (4.91% NET)      (10.91% NET)
END OF
 POL    ATT ANNUAL  ACCOUNT  DEATH   ACCOUNT  DEATH   ACCOUNT   DEATH
  YR    AGE PREMIUM  VALUE  BENEFIT   VALUE  BENEFIT   VALUE   BENEFIT
------  --- ------- ------- -------- ------- -------- -------- --------
   1    56  $3,000  $1,481  $100,000 $ 1,608 $100,000 $  1,735 $100,000
   2    57   3,000   2,860   100,000   3,208  100,000    3,572  100,000
   3    58   3,000   4,132   100,000   4,796  100,000    5,523  100,000
   4    59   3,000   5,296   100,000   6,372  100,000    7,600  100,000
   5    60   3,000   6,344   100,000   7,927  100,000    9,814  100,000
   6    61   3,000   7,260   100,000   9,448  100,000   12,173  100,000
   7    62   3,000   8,030   100,000  10,918  100,000   14,685  100,000
   8    63   3,000   8,630   100,000  12,317  100,000   17,357  100,000
   8    64   3,000   9,037   100,000  13,622  100,000   20,198  100,000
  10    65   3,000   9,229   100,000  14,809  100,000   23,226  100,000
  15    70   3,000   6,225   100,000  18,266  100,000   42,438  100,000
  20    75   3,000       0         0  12,989  100,000   74,753  100,000
  25    80   3,000       0         0       0        0  138,867  145,811
  30    85   3,000       0         0       0        0  243,385  255,554

(1) A premium payment of $250 is assumed to be paid monthly at the beginning of each policy month.

(2) Assumes no policy loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, AND PREVAILING INTEREST RATES. THE DEATH BENEFITS AND ACCOUNT VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA MUTUAL OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                          DEATH BENEFIT OPTION B

                               ISSUE AGE 55

                     FACE AMOUNT OF INSURANCE--$50,000

                          ANNUAL PREMIUM--$3,000

                        (MONTHLY PREMIUM--$250)(1)

                      USING CURRENT MORTALITY CHARGES

                      -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF-
                      0% GROSS(2)     6% GROSS(2)      12% GROSS(2)
                     (-1.09% NET)     (4.91% NET)      (10.91% NET)
END OF
 POL    ATT ANNUAL  ACCOUNT  DEATH  ACCOUNT  DEATH   ACCOUNT   DEATH
  YR    AGE PREMIUM  VALUE  BENEFIT  VALUE  BENEFIT   VALUE   BENEFIT
------  --- ------- ------- ------- ------- -------- -------- --------
   1    56  $3,000  $ 2,448 $52,448 $ 2,606 $ 52,606 $  2,765 $ 52,765
   2    57   3,000    4,839  54,839   5,310   55,310    5,801   55,801
   3    58   3,000    7,174  57,174   8,116   58,116    9,135   59,135
   4    59   3,000    9,442  59,442  11,016   61,016   12,789   62,789
   5    60   3,000    1,650  61,650  14,021   64,021   16,804   66,804
   6    61   3,000   13,792  63,792  17,131   67,131   21,212   71,212
   7    62   3,000   15,856  65,856  20,339   70,339   26,044   76,044
   8    63   3,000   17,833  67,833  23,636   73,636   31,333   81,333
   9    64   3,000   19,722  69,722  27,027   77,027   37,130   87,130
  10    65   3,000   21,508  71,508  30,499   80,499   43,470   93,470
  15    70   3,000   28,604  78,604  48,875   98,875   85,285  135,285
  20    75   3,000   31,200  81,200  67,482  117,482  150,006  200,006
  25    80   3,000   28,176  78,176  84,756  134,756  251,226  301,226
  30    85   3,000   19,190  69,190  99,661  149,661  412,999  462,999

(1) A premium payment of $250 is assumed to be paid monthly at the beginning of each policy month.

(2) Assumes no policy loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, AND PREVAILING INTEREST RATES. THE DEATH BENEFITS AND ACCOUNT VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA MUTUAL OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                          DEATH BENEFIT OPTION B

                               ISSUE AGE 55

                     FACE AMOUNT OF INSURANCE--$50,000

                          ANNUAL PREMIUM--$3,000

                        (MONTHLY PREMIUM--$250)(1)

                      USING MAXIMUM MORTALITY CHARGES

                      -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF-
                      0% GROSS(2)     6% GROSS(2)     12% GROSS(2)
                     (-1.09% NET)     (4.91% NET)     (10.91% NET)
END OF
 POL    ATT ANNUAL  ACCOUNT  DEATH  ACCOUNT  DEATH  ACCOUNT   DEATH
  YR    AGE PREMIUM  VALUE  BENEFIT  VALUE  BENEFIT  VALUE   BENEFIT
------  --- ------- ------- ------- ------- ------- -------- --------
   1    56  $3,000  $ 2,080 $52,080 $ 2,225 $52,225 $  2,371 $ 52,371
   2    57   3,000    4,083  54,083   4,503  54,503    4,942   54,942
   3    58   3,000    6,007  56,007   6,834  56,834    7,733   57,733
   4    59   3,000    7,850  57,850   9,218  59,218   10,765   60,765
   5    60   3,000    9,608  59,608  11,651  61,651   14,058   64,058
   6    61   3,000   11,272  61,272  14,128  64,128   17,631   67,631
   7    62   3,000   12,835  62,835  16,639  66,639   21,505   71,505
   8    63   3,000   14,283  64,283  19,173  69,173   25,699   75,699
   9    64   3,000   15,606  65,606  21,719  71,719   30,233   80,233
  10    65   3,000   16,793  66,793  24,264  74,264   35,132   85,132
  15    70   3,000   20,435  70,435  36,647  86,647   66,301  116,301
  20    75   3,000   18,789  68,789  46,539  96,539  111,910  161,910
  25    80   3,000    8,698  58,698  49,260  99,260  177,101  227,101
  30    85   3,000        0       0  38,196  88,196  269,815  319,815

(1) A premium payment of $250 is assumed to be paid monthly at the beginning of each policy month.

(2) Assumes no policy loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, AND PREVAILING INTEREST RATES. THE DEATH BENEFITS AND ACCOUNT VALUES FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY MINNESOTA MUTUAL OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

 APPENDIX II
POLICY LOAN EXAMPLE

As an example of the effect of a policy loan upon the policy account value and the death benefit, assume a policy of an insured age 45 with the following characteristics: The Variable Universal Life Policy has an Option B death benefit with a level face amount of $50,000. Further, assume that 100 percent of net premiums are invested in the sub-accounts of the Variable Universal Life Account, that the gross investment rate in the Variable Universal Life Account was 12 percent each year and that Minnesota Mutual deducted current mortality charges. This situation is shown in Appendix I, "Illustrations of Account
Values and Death Benefits," on page    of this prospectus.
  Now assume that the insured, who is also the owner of the policy, takes a policy loan in the amount of $5,000 at the end of the fourth policy year.
  When a policy loan is taken, the net cash value is reduced by the amount borrowed and any accrued interest subsequently charged. The amount borrowed continues to be a part of the account value, as the amount borrowed becomes part of the loan account value where it will accrue loan interest credits and will be held in our general account. Interest is charged on the policy loan at a policy loan interest rate of 8 percent per year. Interest is also credited to a policy when there is a policy loan. Interest credits on the policy loan are at a rate which is not less than the policy loan interest rate less 2 percent per year. Assume the interest credits in this example will be at 6 percent per year.
  The following table shows the effect on the end of fifth year account value and death benefit, if a policy loan of $5,000 is made at the end of the fourth year.

               End of Year                                      End of Year
              Account Value                                    Death Benefit
      With Loan           Without Loan                 With Loan                 Without Loan
      ---------           ------------                 ---------                 ------------
       $9,437                $9,673                     $59,437                    $59,673

  Note that the difference in the account values here represents the difference between the actual policy performance in the sub-accounts of the Variable Universal Life Account and the interest credited on the principal amount of the policy loan. If interest credited on a policy loan exceeds the policy performance, then a policy with a loan will have a greater value than a policy with no loan activity. Where policy performance exceeds the interest credited on a policy loan, the resulting policy value will be lower than it would have been if the loan were not made.
  Now consider an identical situation to that above except that the death benefit is under Option A with a face amount of insurance of $100,000. This situation is also shown in Appendix I, "Illustrations of Account Values and
Death Benefits," on page    of this prospectus. The following table shows the
effect on the same fifth year values if a policy loan of $5,000 is made at the end of the fourth year.

               End of Year                                      End of Year
              Account Value                                    Death Benefit
      With Loan           Without Loan                 With Loan                 Without Loan
      ---------           ------------                 ---------                 ------------
       $8,569                $8,806                    $100,000                    $100,000

  The account values above under the "With Loan" headings include the loan account value, that is, the amount of the loan plus accrued interest subsequently charged. If the insured were to surrender the policy at the end of the fifth year, he or she would receive only the net cash value in the sub-accounts of the Variable Universal Life Account. The net cash value equals the account value less the loan account value since there are no charges due.
  Similarly, if the insured were to die at the end of the fifth year we would pay out the death benefit listed under the "With Loan" heading less the loan account value.

                                                              APPENDIX III

ADVISORY FEES AND PORTFOLIO EXPENSES

The chart below shows the advisory fees and portfolio expense fees for the Funds as of December 31, 1995.

  The advisory fees for the Series Fund are a contractual agreement between the Series Fund and MIMLIC Asset Management Company. The advisory fees for VIP and VIP II are a contractual agreement between VIP and VIP II and Fidelity Management & Research Company. Advisory fees could change only by shareholder vote.

  The Series Fund portfolio expense fees reflect the actual expenses incurred by each portfolio unless the actual expenses exceed the cap. The portfolio expense fee is capped at 0.15 percent for all Series Fund portfolios except the International Stock Portfolio, which is capped at 1.00 percent. Any Series Fund portfolio expenses incurred in excess of the cap are voluntarily absorbed by Minnesota Mutual. For a description of the arrangement whereby Minnesota Mutual voluntarily absorbs certain expenses of the Series Fund, see "Investment Advisor" in the attached prospectus for MIMLIC Series Fund, Inc. The portfolio expense fees shown are not expected to increase but rather decrease as the amount of assets in the portfolios increases.

                                 Investment  Portfolio Expense
Fund / Portfolio Name           Advisory Fee   Actual or Cap   Total
---------------------           ------------ ----------------- -----
SERIES FUND
  Growth                            0.50           0.05        0.55
  Bond                              0.50           0.08        0.58
  Money Market                      0.50           0.14        0.64
  Asset Allocation                  0.50           0.05        0.55
  Mortgage Securities               0.50           0.08        0.58
  Index 500                         0.40           0.07        0.47
  Capital Appreciation              0.75           0.05        0.80
  International Stock               0.78*          0.26        1.04
  Small Company                     0.75           0.09        0.84
  Value Stock                       0.75           0.14        0.89
  Maturing Government Bond 1998     0.05           0.15        0.20
  Maturing Government Bond 2002     0.05           0.15        0.20
  Maturing Government Bond 2006     0.25           0.15        0.40
  Maturing Government Bond 2010     0.25           0.15        0.40
VIP
  VIP Equity Income                 0.51           0.10        0.61
  VIP High Income                   0.60           0.11        0.71
VIP II
  VIP II Contrafund                 0.61           0.11        0.72
AVERAGE                             0.48           0.11        0.59

* The advisory fee for this portfolio is a variable fee based upon a decreasing fee with increased asset size. This figure represents the actual 1995 average.

                                    PART II

                               OTHER INFORMATION

                          INDEMNIFICATION UNDERTAKING


The State of Minnesota has an indemnification statute, found at Minnesota Statutes 300.083, as amended, effective January 1, 1984, which required indemnification of individuals only under the circumstances described by the statute. Expenses incurred in the defense of any action, including attorneys' fees, may be advanced to the individual, after a written request, by the Board of Directors. The Board of Directors must receive an undertaking from the individual to repay any amount advanced unless it is ultimately determined that he or she is entitled to be indemnified by the corporation as authorized by the statute and after a determination that the facts then known to those making the determination would not preclude indemnification.

Indemnification is required for persons made a part to a proceeding by reason of their official capacity so long as they acted in good faith, received no improper personal benefit and have not been indemnified by another organization. In the case of a criminal proceeding, they must also have had no reasonable cause to believe the conduct was unlawful. In respect to other acts arising out of official capacity: (1) where the person is acting directly for the corporation there must be a reasonable belief by the person that his or her conduct was in the best interests of the corporation or; (2) where the person is serving another organization or plan at the request of the corporation, the person must have reasonably believed that his or her conduct was not opposed to the best interests of the corporation. In the case of persons not directors, officers or policy-making employees, determination of eligibility for indemnification may be made by a board-appointed committee of which a director is a member. For other employees, directors and officers, the determination of eligibility is made by the Board or a committee of the Board, special legal counsel, the shareholders of the corporation or pursuant to a judicial proceeding.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of The Minnesota Mutual Life Insurance Company and Minnesota Mutual Variable Universal Life Account pursuant to the foregoing provisions, or otherwise, The Minnesota Mutual Life Insurance Company and Minnesota Mutual Variable Universal Life Account have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by The Minnesota Mutual Life Insurance Company and Minnesota Mutual Variable Universal Life Account of expenses incurred or paid by a director, officer or controlling person of The Minnesota Mutual Life Insurance Company and Minnesota Mutual Variable Universal Life Account in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, The Minnesota Mutual Life Insurance Company and Minnesota Mutual Variable Universal Life Account will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

This registration statement comprises the following papers and documents:

     The Facing Sheet.
     Cross Reference Sheet.
     Part I
          The prospectus consisting of 74 pages.
     Part II
          Undertakings - Indemnification
     The Signatures.
     Written consents of the following persons:
          Donald F. Gruber, Esq.
          KPMG Peat Marwick LLP
          Robert M. Olafson, F.S.A.
          Jones & Blouch L.L.P.
     The following Exhibits:

A.   Exhibits described in Item IX(A) of Form N-8B-2.

     (1) The indenture or agreement under the terms of which the trust was organized or issued securities.

               Resolution of the Board of Trustees of The Minnesota Mutual Life Insurance Company dated August 8, 1994, filed as this Exhibit to Registrant's Form S-6, File Number 33-85496, is hereby incorporated by reference.

     (2) The indenture or agreement pursuant to which the proceeds of payments of securities are held by the custodian or trustee, if such indenture or agreement is not the same as the indenture or agreement referred to immediately above.

               None.

     (3)  Distributing Policies:

          (a) Agreements between the trust and principal underwriter or between the depositor and principal underwriter.

                    Distribution Agreement, filed as this Exhibit to Registrant's Form S-6, File Number 33-85496, is hereby incorporated by reference.

          (b) Specimen of typical agreements between principal underwriter and dealers, managers, sales supervisors and salesmen.

                    Agent Sales Agreement, filed as this Exhibit to Registrant's Form S-6, File Number 33-85496, is hereby incorporated by reference.

          (c)  Schedules of sales commissions referred to in Item 38(c).

                    Sales Commission Schedule, filed as this Exhibit to Registrant's Form S-6, File Number 33-85496, is hereby incorporated by reference.

     (4) Any agreement between the depositor, principal underwriter and the custodian or trustee other than indentures or agreements set forth above as paragraphs (1), (2) and (3) with respect to the trust or its securities.

               None.

     (5)  The form of each type of security.

          (a) Group Variable Universal Life Policy, form 94-18660 Rev. 1-95, filed as this Exhibit to Registrant's Form S-6, File Number 33-85496, Pre-Effective Amendment Number 1, is hereby incorporated by reference.
          (b) Group Variable Universal Life Policy Certificate, Level Death Benefit, form 94-18661 Rev. 1-95 filed as this Exhibit to Registrant's Form S-6, File Number 33-85496, Pre-Effective Amendment Number 1, is hereby incorporated by reference.
          (c) Group Variable Universal Life Policy Certificate, Variable Death Benefit, form 94-18662 Rev. 1-95 filed as this Exhibit to Registrant's Form S-6, File Number 33-85496, Pre-Effective Amendment Number 1, is hereby incorporated by reference.
          (d) Special Rider for use with Group Policy, form 94-18672 Rev. 1-95 filed as this Exhibit to Registrant's Form S-6, File Number 33-85496, Pre-Effective Amendment Number 1, is hereby incorporated by reference.
          (e) Spouse Coverage for use with Group Policy Certificate, Level Death Benefit, form 94-18670 Rev. 1-95 filed as this Exhibit to Registrant's Form S-6, File Number 33-85496, Pre-Effective Amendment Number 1, is hereby incorporated by reference.
          (f) Spouse Coverage for use with Group Policy Certificate, Variable Death Benefit, form 94-18671 Rev. 1-95 filed as this Exhibit to Registrant's Form S-6, File Number 33-85496, Pre-Effective Amendment Number 1, is hereby incorporated by reference.
          (g) Waiver Agreement, Certificate Supplement, for use with Group Policy, form 94-18676 filed as this Exhibit to Registrant's Form S-6, File Number 33-85496, Pre-Effective Amendment Number 1, is hereby incorporated by reference.
          (h) Children's Rider, Certificate Supplement, for use with Group Policy, form 94-18679 filed as this Exhibit to Registrant's Form S-6, File Number 33-85496, Pre-Effective Amendment Number 1, is hereby incorporated by reference.
          (i) Accidental Death and Dismemberment Rider, Certificate Supplement, for use with Group Policy, form 94-18680 filed as this Exhibit to Registrant's Form S-6, File Number 33-85496, Pre-Effective Amendment Number 1, is hereby incorporated by reference.
          (j) Accelerated Benefits Agreement, for use with Group Policy, form 94-18677 filed as this Exhibit to Registrant's Form S-6, File Number 33-85496, Pre-Effective Amendment Number 1, is hereby incorporated by reference.
          (k) Accelerated Benefits, Certificate Supplement, for use with Group Policy, form 94-18678 filed as this Exhibit to Registrant's Form S-6, File Number 33-85496, Pre-Effective Amendment Number 1, is hereby incorporated by reference.
          (l) Policy Rider - Children's Benefit, for use with Group Policy, form 94-18681 filed as this Exhibit to Registrant's Form S-6, File Number 33-85496, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

          (m) Policy Rider - Accidental Death and Dismemberment, for use with Group Policy, form 94-18682 filed as this Exhibit to Registrant's Form S-6, File Number 33-85496, Pre-Effective Amendment Number 1, is hereby incorporated by reference.
          (n) Policy Rider - Waiver of Premium, for use with Group Policy, form 94-18683 filed as this Exhibit to Registrant's Form S-6, File Number 33-85496, Pre-Effective Amendment Number 1, is hereby incorporated by reference.
          (o) Individual Variable Universal Life Policy, Level Death Benefit, form 94-18665 Rev. 1-95 filed as this Exhibit to Registrant's Form S-6, File Number 33-85496, Pre-Effective Amendment Number 1, is hereby incorporated by reference.
          (p) Individual Variable Universal Life Policy, Variable Death Benefit, form 94-18673 Rev. 1-95 filed as this Exhibit to Registrant's Form S-6, File Number 33-85496, Pre-Effective Amendment Number 1, is hereby incorporated by reference.
          (q) Individual Policy Rider - Accelerated Benefits Agreement, for use with the Individual Policy, form 94-18686 filed as this Exhibit to Registrant's Form S-6, File Number 33-85496, Pre-Effective Amendment Number 1, is hereby incorporated by reference.
          (r) Individual Policy Rider - Accidental Death and Dismemberment Benefit, for use with the Individual Policy, form 94-18687 filed as this Exhibit to Registrant's Form S-6, File Number 33-85496, Pre-Effective Amendment Number 1, is hereby incorporated by reference.
          (s) Individual Policy Rider - Waiver Agreement, for use with the Individual Policy, form 94-18688 filed as this Exhibit to Registrant's Form S-6, File Number 33-85496, Pre-Effective
               Amendment Number 1, is hereby incorporated by reference.
          (t)  Individual Policy Rider - Children's Benefit, for use with the
               Individual Policy, form 94-18689 filed as this Exhibit to
               Registrant's Form S-6, File Number 33-85496, Pre-Effective Amendment Number 1, is hereby incorporated by reference.
          (u) Policyholder Contribution Rider, for use with the Group Policy, form 96-18701.
          (v) Policyholder Contribution Certificate Supplement, for use with the Group Policy, form 96-18702.
          (w) Spouse and Child Term Life Insurance Policy Rider, for use with the Group Policy, form 96-18793.
          (x) Spouse and Child Term Life Insurance Certificate Supplement, for use with the Group Policy, form 96-18704.

     (6) The certificate of incorporation or other instrument of organization and bylaws of the depositor.

          (a) Charter of the Depositor, filed as this Exhibit to Registrant's Form S-6, File Number 33-85496, is hereby incorporated by reference.
          (b) Bylaws of the Depositor, filed as this Exhibit to Registrant's Form S-6, File Number 33-85496, is hereby incorporated by reference.

     (7) Any insurance policy under a contract between the trust and the insurance company or between the depositor and the insurance company, together with the table of insurance premiums.

               None.

     (8) Any agreement between the trust or the depositor concerning the trust with the issuer, depositor, principal underwriter or investment adviser of any underlying investment company or any affiliated person of such persons.

               None.

     (9) All other material not entered into in the ordinary course of business of the trust or of the depositor concerning the trust.

               None.

     (10) Form of application for a periodic payment plan certificate.

          (a)  Group Variable Universal Life Policy.

               (i) Group Variable Universal Life Policy Application, form 94-18663 Rev. 2-96.
               (ii) Group Variable Universal Life Policy, Individual enrollment, form 94-18664 Rev. 2-96, employer/employee paid.
               (iii) Group Variable Universal Life Policy, Individual
                     enrollment, form 94-18684 Rev. 2-96, employee paid.
               (iv) Group Variable Universal Life Policy, Individual enrollment, form 94-18685 Rev. 2-96, employer paid.
               (v) Group Variable Universal Life Policy, Evidence of Insurability form, form 94-18669 filed as this Exhibit to Registrant's Form S-6, File Number 33-85496, Pre-Effective Amendment Number 1, is hereby incorporated by reference.
               (vi) Group Variable Universal Life Policy, Spouse Enrollment, form 94-18667 Rev. 2-96.

B.   A specimen copy of each security being registered.

     See Exhibits listed under A.(5) above.

C. An opinion of counsel as to the legality of the securities being registered.

          Opinion and Consent of Donald F. Gruber, Esq.

D.   Consent of KPMG Peat Marwick LLP.

E.   Opinion and Consent of Mr. Robert M. Olafson, F.S.A.

F.   Consent of Jones & Blouch L.L.P.

G.   Financial Data Schedule

     (1)  Growth Portfolio

     (2)  Bond Portfolio

     (3)  Money Market Portfolio

     (4)  Asset Allocation Portfolio

     (5)  Mortgage Securities Portfolio

     (6)  Index 500 Portfolio

     (7) Capital Appreciation Portfolio

     (8)  International Stock Portfolio

     (9)  Small Company Portfolio

     (10) Value Stock Portfolio

H. The Minnesota Mutual Life Insurance Company - Power of Attorney to Sign Registration Statements.

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, Minnesota Mutual Variable Universal Life Account, has duly caused this Amendment to the Registration Statement to be signed on its behalf by the Undersigned, thereunto duly authorized, in the City of Saint Paul, and State of Minnesota, on the 28th day of February, 1996.


                   MINNESOTA MUTUAL VARIABLE UNIVERSAL LIFE ACCOUNT
                                  (Registrant)

               By: THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY
                                  (Depositor)



                   By       /s/ Robert L. Senkler
                      -----------------------------------------------
                                Robert L. Senkler
                         Chairman of the Board, President
                         and Chief Executive Officer


Pursuant to the requirements of the Securities Act of 1933, the Depositor, The Minnesota Mutual Life Insurance Company, has duly caused this Amendment to the Registration Statement to be signed on its behalf by the Undersigned, thereunto duly authorized, in the City of Saint Paul, and State of Minnesota, on the 28th day of February, 1996.


                   THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY



                   By       /s/ Robert L. Senkler
                      -----------------------------------------------
                                Robert L. Senkler
                         Chairman of the Board, President
                         and Chief Executive Officer


Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed below by the following persons in their capacities with the Depositor and on the date indicated.


     Signature                     Title                     Date
     ---------                     -----                     ----

Robert L. Senkler*                 Chairman of the  )
--------------------------         Board, President )
Robert L. Senkler                  and Chief        )
                                   Executive Officer)
                                                    )
Giulio Agostini*                   Trustee          )
--------------------------                          )
Giulio Agostini                                     )
                                                    )
Anthony L. Andersen*               Trustee          )
--------------------------                          )
Anthony L. Andersen                                 )
                                                    )
John F. Grundhofer*                Trustee          )
--------------------------                          )
John F. Grundhofer                                  )

     Signature                     Title                     Date
     ---------                     -----                     ----

Harold V. Haverty*                 Trustee          )
--------------------------                          )
Harold V. Haverty                                   )
                                                    )
Lloyd P. Johnson*                  Trustee          ) By /s/ Dennis E. Prohofsky
--------------------------                          )   --------------------------
Lloyd P. Johnson                                    )        Dennis E. Prohofsky
                                                    )        Attorney-in-Fact
David S. Kidwell, Ph.D.*           Trustee          )
--------------------------                          ) Dated: February 28, 1996
David S. Kidwell, Ph.D.                             )
                                                    )
Reatha C. King, Ph.D.*             Trustee          )
--------------------------                          )
Reatha C. King, Ph.D.                               )
                                                    )
Thomas E. Rohricht*                Trustee          )
--------------------------                          )
Thomas E. Rohricht                                  )
                                                    )
Terry N. Saario, Ph.D.*            Trustee          )
--------------------------                          )
Terry N. Saario, Ph.D.                              )
                                                    )
Michael E. Shannon*                Trustee          )
--------------------------                          )
Michael E. Shannon                                  )
                                                    )
Frederick T. Weyerhaeuser*         Trustee          )
--------------------------                          )
Frederick T. Weyerhaeuser                           )

--------------


*Registrant's Officer and Trustee executing power of attorney dated February 12, 1996, a copy of which is filed herewith.

                                 EXHIBIT INDEX


Exhibit Number   Description of Exhibit
--------------   ----------------------

A.(5)(u) Policyholder Contribution Rider, for use with the Group Policy, form 96-18701.

A.(5)(v) Policyholder Contribution Certificate Supplement, for use with the Group Policy, form 96-18702.

A.(5)(w) Spouse and Child Term Life Insurance Policy Rider, for use with the Group Policy, form 96-18703.

A.(5)(x) Spouse and Child Term Life Insurance Certificate Supplement, for use with the Group Policy, form 96-18704.

A.(10)(a)(i)     Group Variable Universal Life Policy Application, form 94-18663
                 Rev. 2-96.

A.(10)(a)(ii)    Group Variable Universal Life Policy, Individual
                 enrollment, form 94-18664 Rev. 2-96, employer/employee paid.

A.(10)(a)(iii)   Group Variable Universal Life Policy, Individual
                 enrollment, form 94-18684 Rev. 2-96, employee paid.

A.(10)(a)(iv)    Group Variable Universal Life Policy, Individual enrollment, form 94-18685 Rev. 2-96, employer paid.

A.(10)(a)(vi)    Group Variable Universal Life Policy, Spouse Enrollment, form
                 94-18667 Rev. 2-96.

C.               Opinion and Consent of Donald F. Gruber, Esq.

D.               Consent of KPMG Peat Marwick LLP.

E.               Opinion and Consent of Robert M. Olafson, F.S.A.

F.               Consent of Jones & Blouch L.L.P.

G.(1)            Financial Data Schedule - Growth Portfolio

G.(2)            Financial Data Schedule - Bond Portfolio

G.(3)            Financial Data Schedule - Money Market Portfolio

G.(4)            Financial Data Schedule - Asset Allocation Portfolio

G.(5)            Financial Data Schedule - Mortgage Securities Portfolio

G.(6)            Financial Data Schedule - Index 500 Portfolio

G.(7)            Financial Data Schedule - Capital Appreciation Portfolio

G.(8)            Financial Data Schedule - International Stock Portfolio

G.(9)            Financial Data Schedule - Small Company Portfolio

G.(10)           Financial Data Schedule - Value Stock Portfolio

H. The Minnesota Mutual Life Insurance Company - Power of Attorney to Sign Registration Statements.